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                                                                    EXHIBIT 10.2

                               PURCHASE AGREEMENT

                                       FOR

                           REAL AND PERSONAL PROPERTY

      This Purchase Agreement entered into this 28th day of March, 2002 ("Agreement'), by and between NZ CORPORATION, an Arizona corporation, NZ DEVELOPMENT CORPORATION, an Arizona corporation, and NZU, INC., a New Mexico corporation, and LIPID SCIENCES, INC., an Arizona corporation (collectively referred to as "Seller") and NZ TRUST, LLC, an Arizona limited liability company, NZ SNOWFLAKE, LLC, an Arizona limited liability company, NZ MILKY RANCH, LLC, an Arizona limited liability company, NZ SILVER CREEK, LLC, an Arizona limited liability company, NZ JOSEPH CITY, LLC, an Arizona limited liability company, NZ NEW MEXICO LAND LLC, an Arizona limited liability company, NZ URANIUM, LLC, an Arizona limited liability company, NZ TRAVERTINE, LLC, an Arizona limited liability company, NZ OIL AND GAS, LLC, an Arizona limited liability company, NZ MINERALS, LLC, an Arizona limited liability company, NZ HISTORY AND ARTIFACTS, LLC, an Arizona limited liability company (collectively referred to as "Buyer")

      1. Binding Agreement. This Agreement shall constitute a binding contract between Buyer and Seller for the purchase and sale of all right, title and interest of Seller in and to that certain real and personal property more particularly described in Section 2 hereof (collectively, the "Property" as hereinafter defined). Buyer and Seller hereby agree to do such things, and execute such documents, as shall be necessary or appropriate in order to consummate the transaction contemplated hereby in accordance with the terms hereof.

      2. Property. As used herein, the term "Property" shall include all of Seller's right, title and interest in, to and under the following described real and personal property:

            a. The real property and appurtenant water rights located in Navajo County and Apache County, Arizona, and Cibola, Dona Ana, and McKinley Counties, New Mexico, which is described on Exhibits "A-1," "A-2," "A-3," "A-4" and "A-5" attached hereto (the "Land"), including all of Seller's interest in and to all buildings, fences, fixtures, wells, corrals, chutes, squeeze chutes, pens, holding traps, range improvement practices and other structures and improvements of every kind and nature located on the Land (collectively, the "Improvements") which Land and Improvements shall be collectively known as the Real Property. For purposes of this Agreement, Real Property shall also include:

                  All rights and hereditaments running with and appurtenant to the Land, including, without limitation, all appurtenant easements and rights of way and all of Seller's interest in adjacent highways, roads, streets, rights of way and easements.
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                  All ditch and ditch rights, reservoirs and reservoir rights, well and well rights, irrigation grandfathered water rights and surface and groundwater rights appurtenant to or used in connection with the Land and all water tanks, wells, pumps, well equipment, irrigation equipment, pivots, sumps and other pumps, situated on or used in connection with the Land.

                  All zoning and development rights affecting the Land,
            including, without limitations, all Seller's rights in and under any deed restrictions, property owner's associations or master plan affecting the Real Property.

            b. All personal property owned by Seller and located on the Land or used in connection therewith, including, without limitation, petrified wood, Indian artifacts and related items, together with certain artifacts, documents, and Indian artwork of historical interest located in Seller's office and storage units in Phoenix, Arizona, and Albuquerque, New Mexico ("Tangible Personal Property"), including, but not limited to, the items more particularly described on Exhibit "B", and all subject to a use agreement permitting Seller to use or display certain items of the Tangible Personal Property.

            c. Except as to those certain approximately 79,196.93 acres of mineral rights known to the parties as the Acoma Pueblo rights, all minerals whatsoever and all sand and gravel and other construction materials, and other rights and interests thereof owned or leased by Seller ("Mineral Rights"), including, without limitation, those described on Exhibit "C" attached hereto.

            d. Any leases and other agreements relating to the Mineral Rights or to the use or occupancy of the Land and/or the Improvements or any portion thereof (together with any amendments, extensions, guarantees or modifications to such leases and other agreements), and all claims and other rights related thereto (the "Leases"), including, without limitation, those described in Exhibit "D" attached hereto.

            e. All of Seller's right, title and interest in and to those certain First American Title Company Trust Agreements 8340, 8398, 6798, 4517 and 7602 ("Trust Agreements"), wherein NZ Development is the beneficiary together with all contractual rights and liabilities arising out of or in anyway connected with the agreements between NZ Development and First United Realty, Inc., an Arizona corporation, including the rights of Seller to that certain Agreement between NZ Development Corporation and First United Service Corporation dated June 3, 1997, and Exclusive Sales Agency Agreement between NZ Development Corporation and First United Service Corporation dated January 1, 2001, all as more particularly described on Exhibit "E" attached hereto.

            f. All of the right, title and interest held by NZU in and to all of the real property owned by it in McKinley County, New Mexico, described in subsection "a" above and any and all personal property presently owned by it, including the uranium lease known to the parties as the URI lease and certain Federal mining claims ("Uranium Rights"), all as more particularly described on Exhibit "F" attached hereto.


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            g. The names "New Mexico and Arizona Land Company", "NZ
      Corporation", "NZU", "NZ Development", and "River Meadows Ranch" (including all registrations therefor and any pending applications for registration thereof "hereinafter the Names") and all intellectual property rights of Seller, including, without limitation, all brands, trademarks, logos and literary rights] all as more particularly described on Exhibit G (collectively the "Intellectual Property"), subject, however, to Seller's reservation of the right to continue use of the Names for a period of 5 years from the date hereof for the purpose of winding down its operations and any other lawful purpose.

            h. Certain oil and gas estates located in Oklahoma, together with the lessor's interest in that certain lease, known to the parties as the Marathon lease, together with certain limited partnership interests all as described on Exhibit H (collectively the "Oil and Gas Interests").

            i. All of Seller's legal rights, claims, causes of action (choate and inchoate), if any, relating to the Property, including, without limitation, claims for theft, damage or injury to the Property.

      3. Purchase Price. The purchase price for all of the Property shall be Nine Million Two Hundred Thousand Dollars ($9,200,000.00) (the "Purchase Price"). The balance of the Purchase Price (i.e., reduced by the full amount of the "Earnest Money Deposit" (as hereinafter defined) and increased or reduced by such funds as are required to take into account the closing prorations required by this Agreement) shall be due from Buyer at the "Close of Escrow" (as hereinafter defined) and shall be deposited by Buyer with the Escrow Agent on or before the day of Close of Escrow (the "Closing Date") by Buyer depositing in cash or by Federal Reserve Bank Wire Transfer so that Escrow Agent shall have the cash amount of the Purchase Price in immediately available funds the sum of One Million Seven Hundred Forty Thousand Dollars ($1,740,000.00) and simultaneously executing the Promissory Note, Deed of Trust, Security Agreement, Collateral Assignment and UCC-1 documents attached hereto as Exhibit 1-A, 1-B, 1-C, and 1-D. The amounts to be deposited by Buyer at the Close of Escrow pursuant to the preceding sentence are referred to herein as the "Closing Funds." All prorations and adjustments determined and applied following the Close of Escrow shall be credited against the amount due under the Promissory Note.

      4. Earnest Money. In consideration of Seller's entering into this Agreement, Buyer shall deposit with Escrow Agent an earnest money deposit in the amount of One Hundred Thousand Dollars ($100,000.00), which amount, together with all interest or other earnings thereon (collectively, the "Earnest Money Deposit"), shall be deposited and maintained by Escrow Agent in a federally insured money market account, shall be applied to the Purchase Price only in the event the transaction contemplated by this Agreement is consummated, except as otherwise expressly provided herein. As used herein, the term "Opening of Escrow" shall refer to the date upon which both a fully executed counterpart of this Agreement and the Earnest Money Deposit have been deposited with Escrow Agent.


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      5. Title Review for Real Property.

            a. REVIEW AND OBJECTION BY BUYER. Seller shall, at Seller's expense, cause Escrow Agent, as soon as possible, to deliver to Buyer a commitment to insure title (the "Title Report") to the Real Property. Buyer shall be entitled to object, in its sole and absolute discretion, to any matters disclosed by the Title Report by delivering a written notice (a "Title Objection Notice") to Seller and Escrow Agent on or before ten (10) after Buyer's receipt of the Title Report (together with readable copies of all documents referenced therein). Any Title Objection Notice delivered by Buyer pursuant to this Section 5.a shall specify in reasonable detail any matter to which Buyer objects. If Escrow Agent subsequently issues any amendment to the Title Report disclosing any additional title matters, Buyer shall be entitled to object to any such additional matter by delivering a Title Objection Notice to Seller and Escrow Agent on or before ten (10) days after Escrow Agent has delivered to Buyer the amendment to the Title Report (together with readable copies of any additional documents referenced therein). If Buyer fails to deliver a Title Objection Notice objecting to any matter set forth in the Title Report or any subsequent amendment thereto within the allowed time periods described above, then Buyer shall conclusively be deemed to have approved such matters. If the time periods provided in this paragraph do not expire prior to the Closing of Escrow, then the provisions of Section 5.c below shall apply.

            b. CURE BY SELLER. If Buyer timely delivers any Title Objection Notice, then Seller may, within three (3) business days after receipt of such Title Objection Notice, notify Buyer and Escrow Agent in writing (the "Cure Notice") that Seller will attempt to remove or satisfy such matter objected to by Buyer as soon as possible, and in any event on or before Close of Escrow or such later date as shall be consented to by Buyer in writing (the "Cure Period"). The obtaining of a commitment by Escrow Agent to delete as an exception to coverage on Buyer's title insurance policy or to insure over by endorsement in form reasonably acceptable to Buyer, at Seller's expense, any matter objected to by Buyer shall constitute a cure of such matter for purposes of this Agreement. If Seller does not deliver a Cure Notice, then Buyer shall, within two (2) days after the expiration of the three- (3) business-day period for the delivery of the Cure Notice, notify Seller and Escrow Agent in writing of Buyer's election to either
      (i) terminate this Agreement, whereupon this Agreement shall terminate and the Earnest Money Deposit shall be refunded to Buyer by Escrow Agent, Escrow Agent shall return to Buyer all documents Buyer deposited with Escrow Agent in connection with the Escrow, Escrow Agent shall return to Seller all documents Seller deposited with Escrow Agent in connection with the Escrow, and neither Party shall have any further right, obligation or liability under this Agreement except for those liabilities and obligations that are specified herein to survive the termination of this Agreement, or (ii) proceed with this transaction and waive Buyer's objection to such matter. Notwithstanding anything contained to the contrary herein, if Seller does not timely deliver a Cure Notice and Buyer fails to timely notify Seller and Escrow Agent of its election to either terminate or proceed with this transaction, then Buyer shall be deemed to have elected to proceed with this Agreement. If Seller delivers a Cure Notice but is thereafter unable to cure the matter(s) which is/are the subject of the Cure Notice within the Cure Period, then Buyer shall, within two (2) days after the expiration of the Cure Period, notify Seller and


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      Escrow Agent in writing of Buyer's election to either (i) terminate this
      Agreement, whereupon this Agreement shall terminate and the Earnest Money Deposit shall be refunded to Buyer by Escrow Agent, Escrow Agent shall return to Buyer all documents Buyer deposited with Escrow Agent in connection with the Escrow, Escrow Agent shall return to Seller all documents Seller deposited with Escrow Agent in connection with the Escrow, and neither Party shall have any further right, obligation or liability under this Agreement except for those liabilities and obligations that are specified herein to survive the termination of this Agreement, or (ii) proceed with this transaction and waive Buyer's objection to such matter. If the time periods provided in this paragraph do not expire prior to the Close of Escrow, then the provisions of Section 5.c below shall apply.

            c. The parties acknowledge that a Title Report and/or readable copies of all documents referenced in each Title Report for all or a portion of the Real Property (the "Remaining Portion") may not be available for Buyer's review prior to the scheduled Close of Escrow Date in sufficient time to accommodate the title review periods provided in
      Section 5.a. In such event, Seller shall provide Buyer with said Title Report and readable copies of all documents referenced therein for the Remaining Portion as soon as such is made available, but in no event later than thirty (30) days following Close of Escrow. Buyer shall have ten (10) days following receipt of said Title Report (together with readable copies of all documents referenced therein) to object to any consensual lien or any material adverse encumbrance, lien, matter or cloud affecting the Real Property. For the purpose of this Agreement, material adverse encumbrance, liens, matter or cloud shall be deemed to be a lien, encumbrance, matter or cloud on title which in the reasonable, good faith opinion of Buyer significantly reduces the value of the Real Property affected by such item. In such event, Buyer shall have the right to deliver to Seller within said ten (10) day period an Objection Notice as provided in subparagraph "a" above. Following receipt of said Objection Notice, Seller shall have the right to cure such objection as provided in subparagraph "b" above. In the event Seller either fails to deliver a Cure Notice or having delivered such Notice, fails to cure the Objection, Buyer may rescind the purchase of the portion of the Real Property affected by such material adverse lien, encumbrance, matter or cloud. In the event of Buyer's election to rescind, the parties shall cooperate in good faith in determining the appropriate reduction in the Purchase Price arising out of such rescission. In the event the parties are unable to agree on the amount of said reduction, either party may apply to the prevailing judge of Maricopa County, Arizona, to appoint an arbitrator which will be authorized by the parties to conduct a binding arbitration of the dispute.

      6. Feasibility Contingency. Buyer shall have ten (10) days from the Opening of Escrow (the "Feasibility Period") to determine, in its sole and absolute discretion, whether the condition of the Seller's Property is suitable for Buyer's intended acquisition and use thereof. If Buyer determines that either the condition of the Seller's Property or the leases which encumber the Property are not suitable for Buyer's intended acquisition or use thereof, Buyer shall notify Seller and Escrow Agent in writing of such determination or failure within the Feasibility Period. If Buyer so notifies Seller and Escrow Agent of such determination, Buyer shall be deemed to have rescinded this Agreement, in which event, Escrow Agent shall (i) return to Buyer the Earnest Money Deposit,
(iii) return to Buyer all documents Buyer deposited with Escrow Agent in connection with the Escrow, and (iii) return to Seller all documents Seller deposited with


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Escrow Agent in connection with the Escrow, and thereupon this Agreement shall terminate and neither Party shall have any further right, obligation or liability under this Agreement, except for those liabilities and obligations that are specified herein to survive the termination of this Agreement. If Buyer does not so notify Seller and Escrow Agent in writing of such determination within the Feasibility Period, Buyer's right to rescind this Agreement and have the Earnest Money Deposit returned pursuant to this Section 6 shall terminate.

      7. Investigation. Buyer and its representatives, agents, consultants and employees shall have the right, at its own risk, cost and expense, to enter upon, survey, examine, test and otherwise inspect the Property at any reasonable time and upon reasonable notice during the pendency of the Escrow, provided such examination does not unreasonably interfere with Seller's or Seller's tenants' use of the Property. Seller shall cooperate with Buyer in order to facilitate Buyer's access to the Property and information concerning the same consistent with the foregoing provisions of this Section 7. Buyer agrees to give Seller reasonable notice of any invasive tests it intends to conduct upon Seller's Property and obtain Seller's prior approval for the same, which approval shall not be unreasonably withheld. Following any examination of Seller's Property, Buyer shall return the Property to the condition in which it was prior to such examination. Buyer shall indemnify and hold Seller harmless for, from and against any and all defaults, liabilities, causes of action, demands, claims, damage or expenses of any kind, including reasonable attorneys' fees and court costs, arising as a consequence of any examination, test, inspection of or activity upon the Property pursuant to this Section 7 (except for such matters arising as a result of Buyer's discovery of existing conditions) (the "Inspection Indemnity"). The Inspection Indemnity shall survive the Close of Escrow and any termination or cancellation of this Agreement. Seller shall give prompt notice to Buyer if all or any portion of the Property is wholly or partially damaged or condemned prior to Close of Escrow.

      8. General Assignment of Rights and Certain Reservations. Seller does hereby agree to assign by a Quit Claim Deed any and all water and other appurtenant real property interests or rights it may have previously reserved in connection with the sale of any real property by Seller to third parties prior to the date of Close of Escrow and all non-appurtenant water rights. Seller does, however, expressly reserve to itself and exclude from the scope of the transaction the following real and personal property:

      (a) the improved property known as the Plant Ranch House together with approximately 320 acres of land contiguous thereto (except Seller shall convey to Buyer ownership of all petrified wood located on such real property);

      (b) all of Seller's rights as lessor in and to all grazing leases on the property known to the parties as the Milky Ranch and the Plant Ranch;

      (c) all of Section 19, Township 16 North, Range 25 East, of the Gila and Salt River Base and Meridian, Apache County, Arizona;

      (d) Seller's rights as lessee under certain pending and existing Arizona State Grazing Leases and Seller's rights as applicant in connection with certain applications for Arizona State Grazing Leases.


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      (e)   Seller's ownership of all grazing rights on any of the Real Property in Apache County.

            The parties agree that at an appropriate time following Close of Escrow as determined by Seller in the exercise of its discretion, but no later than the date that is one year from the Close of Escrow (however, Buyer may extend such deadline, in Buyer's reasonable discretion), Seller will arrange for the conveyance of said items (a) through (d) to Buyer for $100.00 and shall provide the same title insurance coverage as Seller is providing for the other Real Property.

      9. Broker's Commission. Each party represents and warrants to the other that no real estate sales or brokerage commissions or like commissions are or will be due to any party in connection with this transaction. Seller shall indemnify and hold Buyer harmless from and against any claim, demand or suit for any brokerage commission, finder's fee or similar charge in respect of the execution of this Agreement or the transaction contemplated by this Agreement based on any act by or agreement or contract (or alleged act, agreement or contract) of Seller, and for all losses, obligations, costs, expenses and fees (including attorneys' fees) incurred by Buyer on account of or arising from the same. Buyer shall indemnify and hold Seller harmless from and against any claim, demand or suit for any brokerage commission, finder's fee or similar charge in respect of the execution of this Agreement or the transaction contemplated by this Agreement based on any act by or agreement or contract (or alleged act, agreement or contract) of Buyer, and for all losses, obligations, costs, expenses and fees (including attorneys' fees) incurred by Seller on account of or arising from the same. The indemnities contained in this Section 9 shall survive the Close of Escrow or the termination or cancellation of this Agreement.

      10. Seller's Closing Items. Prior to Close of Escrow, Seller shall deposit into Escrow the following documents, instruments and other items:

            a. Special warranty deeds for the Real Property (the "Deeds");

            b. A bill of sale which shall convey to Buyer all of Seller's title to all of the Personal Property, both tangible and intangible;

            c. An assignment of the Leases and security deposits, together with the originally executed Leases, and the security deposits and any prepaid rent (other than that relating to the then current month) shall be paid to Buyer;

            d. A deed of all of Seller's interest in the Mineral Rights;

            e. An assignment of all of Seller's interest in the Trust
      Agreements;

            f. An assignment of all of Seller's interest in Seller's Intellectual Property;

            g. A deed and assignment of all of Seller's interest in the Uranium Rights.

            h. Possession of the Property;


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            i. The Certification of Non-foreign Status as provided in Treas.
      Reg. 1.1445-2T(b)(2)(iii)(B) or in any other form as may be required by the Internal Revenue Code or the regulations issued thereunder;

            j. Such other customary items and instruments as shall be required by the Escrow Agent in connection with the issuance of its title insurance policy to Buyer pursuant to this Agreement or as shall be reasonably requested by counsel to Buyer and consistent with the terms of this Agreement;

            k. Any other documents required by this Agreement to be delivered by Seller or reasonably requested by Buyer to consummate the transaction contemplated hereby; and

            l. An appropriate affidavit of property value with respect to the Real Property.

The documents described in Sections 10.b through 10.l are referred to herein collectively as the "Other Conveyance Documents." All of such documents, instruments and other items shall be duly executed and acknowledged. At Close of Escrow, Escrow Agent shall deliver such documents to Buyer or record them, as appropriate.

      Upon Close of Escrow, Seller shall convey title (i) to the Real Property, free and clear of all taxes, claims, charges, assessments, easements, restrictions, liens, trusts, mortgages, security interests and agreements, financing statements and encumbrances, except only Permitted Encumbrances. As used herein, the term "Permitted Encumbrances" shall mean only (i) those matters which appear as exceptions to coverage in the Title Report (and any amendment thereto) which are approved, or deemed approved, by Buyer pursuant to Section 5,
(ii) all applicable laws, (iii) liens for taxes and assessments not then due and payable, (iv) any liens arising through Buyer or Buyer's employees or agents,
(v) all matters that an accurate inspection and/or accurate survey of the Land or the Personal Property would reveal, (vi) matters previously disclosed to Buyer by Seller in writing, and (vii) those matters which appear on Schedule B,
Part II, of the Title Report (and any amendment thereto) which are timely disapproved by Buyer in accordance with the terms hereof, with respect to which Seller delivers a Cure Notice, and with respect to which Buyer elects to proceed with this transaction and waive Buyer's objection to such matter notwithstanding Seller's failure to effect such cure within the Cure Period.

      As disclosed to Buyer, Seller has previously conveyed certain real property (the "Previously Conveyed Property") to the Hopi Indian Tribe and certain third parties. If any deed used to convey the Real Property to Buyer is found to contain a legal description that includes any of the Previously Conveyed Property, Buyer will cooperate with Seller to re-record such deed with a corrected legal description that excludes the Previously Conveyed Property.

      Seller shall provide Buyer with standard owner's policies of title insurance issued by Escrow Agent in the total amount of $5,000,000 insuring that Buyer (or such Buyer entity as Buyer designates to hold title to the applicable portion of the Real Property) is the owner of the Real Property (or applicable portion thereof) free and clear of all matters other than the Permitted Encumbrance.

      11. Buyer's Closing Items. On or before the Close of Escrow, Buyer shall deposit into Escrow the Closing Funds as provided in Section 3. At or before Close of Escrow, Buyer


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shall execute and acknowledge such of the Other Conveyance Documents as require
Buyer's signature, including an assumption of all of Seller's obligations with respect to any matter arising out of ownership of the Property and occurring subsequent to the Close of Escrow, and deliver the same to the Escrow Agent. As a condition to Buyer's obligations to purchase the Property and proceed with the Close of Escrow, Buyer shall have received a written estoppel certificate executed by First American Title Insurance Company ("Trustee"), as the Trustee under the Trust Agreements certifying that, to the best of Trustee's knowledge:
(a) the information Trustee has delivered to Buyer regarding the Trust Agreements, including, without limitation, the copies of the Trust Agreements, is true, accurate and correct; (b) the Trust Agreements are in full force and effect and have not been amended or modified; (c) Seller's interest in the Trust Agreements has not been conveyed, assigned or encumbered; and (d) the amount of the outstanding receivables currently held by Trustee under the Trust Agreements and the amount of fee land currently owned by Trustee under the Trust Agreement.

      12. Representations and Warranties by Seller. In order to induce Buyer to enter into this Agreement and to purchase the Property, Seller hereby makes the following representations and warranties, each of which is material and shall, together with all covenants, agreements and indemnities set forth in or made pursuant to this Agreement, survive Close of Escrow, notwithstanding any investigation at any time made by or on behalf of Buyer:

            a. NZ Development Corporation and NZ Corporation are each a corporation duly organized and validly existing under the laws of the State of Arizona. NZU, INC., is a corporation duly organized and validly existing under the laws of the State of New Mexico. Seller has all necessary power and authority and has taken all necessary corporate action to execute, deliver and perform this Agreement and consummate all of the transactions contemplated by this Agreement.

            b. The execution of this Agreement by Seller and its delivery to Buyer and consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and the shareholders of Seller. This Agreement is the valid and binding obligation of Seller, enforceable against it in accordance with its terms.

            c. No consent from any third party is necessary in order for Seller to execute and deliver or perform its obligations under this Agreement.

            d. Seller has no actual knowledge (as distinguished from constructive or imputed knowledge), of any discharge, spillage, uncontrolled loss, seepage or filtration (a "Spill") of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance (as those or similar terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, or in any other applicable federal, state or local laws, ordinances, rules or regulations relating to protection of public health, safety or the environment, as such laws may be amended from time to time) at, upon, under or within the Real Property. To the best of Seller's knowledge, there is no proceeding or action pending or threatened by any person or governmental agency regarding the environmental condition of the Real Property, nor


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      have there been or are there now any underground storage tanks located on the Real Property. Notwithstanding the foregoing representations in this paragraph, Buyer acknowledges that Seller makes no representation whatsoever with regard to de minimis Spills which one might reasonably expect to occur in connection with the ordinary operation and maintenance of a property like the Real Property.

            e. To the best of Seller's knowledge, except as disclosed by Seller in writing to Buyer, there is no litigation, condemnation, administrative or other proceeding or hearing either instituted or threatened, or any basis therefor, which might adversely affect the use, operation or value of all or any material portion of the Property or Seller's ability to perform hereunder.

            f. To the best of Seller's knowledge, except as disclosed by Seller in writing to Buyer, there are no contracts, agreements or arrangements, written or oral, express or implied, affecting or relating to the Property other than this Agreement, matters which will appear in Schedule B of the Title Report, and the matters listed on Exhibit "2" attached hereto, true, correct and complete copies or, in the case of oral agreements, descriptions, of which (i.e., the matters listed on Exhibit "2") have been provided to Buyer, which contracts, agreements and arrangements are, to the best of Seller's knowledge, in full force and effect without any existing, pending or threatened default.

            g. Except as disclosed to Buyer in writing, no portion of the Property has been sold, conveyed or hypothecated subsequent to February 23, 2002, except in the ordinary course of business.

            h. To the best of Seller's knowledge, there has been no uranium processing or milling on the Real Property.

            i. Seller shall maintain the Property until the Close of Escrow in its present condition, ordinary wear and tear excepted.

            j. Seller is not involved as a debtor in any state or federal bankruptcy, reorganization, arrangement, insolvency proceedings, receivership or any other debtor-creditor proceeding. Seller has not made any assignment for the benefit of creditors generally.

            k. Seller owns fee title to the Real Property. Except as disclosed to Buyer by Seller in writing, to the best of Seller's knowledge, there are no undisclosed leases, easements, purchase options, right of first refusal, liens (including, without limitation, mechanic's, laborer's or materialmen's liens) or encumbrances that may affect title to the Property. Except as disclosed to Buyer by Seller in writing, to the best of Seller's knowledge, there are no other parties in possession of any portion of the Property, including, without limitation, lessees or trespassers.

            l. If prior to the Close of Escrow Seller learns that there has been a material change in any information Seller has previously given to Buyer, Seller shall immediately notify Buyer of such change.

As used in this Agreement, the phrase "to the best of Seller's knowledge" shall refer to the present actual knowledge of Jerome L. Joseph, R. Randy Stolworthy and J.D. Sphar, and not any knowledge of Seller's other employees, agents, representatives or professionals. It is understood by the parties that warranties and representations made herein to the best of Seller's knowledge are made without special inquiry by Seller.

      13. Limited Representations and Warranties by Seller. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE DEED OR THE OTHER CONVEYANCE DOCUMENTS, BUYER IS ACQUIRING THE PROPERTY "AS IS, WHERE IS" WITH ALL FAULTS AND DEFECTS AND WITHOUT WARRANTY OF TITLE OR FITNESS.

      14. Representations and Warranties by Buyer. In order to induce Seller to enter into this Agreement and to sell the Property, Buyer hereby makes the following representations and warranties, each of which is material and shall survive Close of Escrow, notwithstanding any investigation at any time made by or on behalf of Seller:

            a. Buyer has all necessary power and authority to execute, deliver and perform this Agreement and consummate all of the transactions contemplated by this Agreement. This Agreement is the valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

            b. To the best of Buyer's knowledge, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which Buyer is a party, (ii) violate any restriction, requirement, covenant or condition to which Buyer is subject, and (iii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order.

      15. Close of Escrow. Close of Escrow shall be defined as the consummation of the purchase and sale transaction in accordance with this Agreement. Each party's obligation to close escrow is contingent upon the complete discharge of all of the other party's obligations as set forth herein. The Closing Date shall be March 29, 2002, or such earlier date as to which the Parties agree. Upon Close of Escrow, (a) the executed and acknowledged Deed shall be delivered and recorded, and the executed Other Conveyance Documents shall be delivered to Buyer, (b) the Purchase Price shall be paid to Seller as provided in Section 3, net of closing costs and other charges allocable to Seller, and (c) full and unfettered possession of the Real Property, subject only to Permitted Encumbrances, and full and unfettered possession of the balance of Seller's Property, shall be delivered to Buyer. The parties agree that Seller's obligations hereunder are expressly conditioned upon Buyer closing escrow on the entirety of this transaction and acquiring all of Seller's Property. In no event shall Seller have the right to acquire less than all of Seller's Property.

      16. Settlement Charges; Prorations and Adjustments. Seller shall pay for the title examination and the title insurance premium for a standard owner's title insurance premium for the Real Property. Buyer shall pay the incremental premium for any ALTA Extended Coverage

Owner's Policy and any other endorsements requested by Buyer. The parties acknowledge that no title insurance shall be provided for any personal property. Any recording fees shall be borne equally by Seller and Buyer. Buyer and Seller shall each pay its own legal fees related to the preparation of this Agreement and all documents required to settle the transaction contemplated hereby. All other changes shall be apportioned in the manner customary in the jurisdiction wherein the Property is located. In addition to the foregoing, at Close of Escrow, the following adjustments and prorations shall be computed as of the Closing Date, as follows:

            a. Real estate and personal property taxes shall be apportioned as of the Closing Date. The proration of the undetermined taxes will be based upon a 365 day year and upon the most recently available tax use, rate and valuation information.

            b. All special assessments and other similar charges shall be prorated as of the Closing Date.

            c. All other charges and fees customarily prorated and adjusted in similar transactions.

            d. Rent under any Leases shall be prorated as of the Closing Date.

            e. Seller will pay to Buyer at Close of Escrow (or credit on the Purchase Price payable at Close of Escrow) an amount equal to all security deposits which, as of the date of Close of Escrow, Seller is legally required to ultimately refund to tenants under the Leases. A listing of all such security deposits as of the date hereof is included in the rent roll attached hereto as Exhibit "3".

      17. Indemnifications.

            a. Indemnification by Seller. Seller, for a period of three (3) years following Close of Escrow, hereby indemnifies and agrees to defend and hold harmless Buyer and any officer, director, member, manager, employee or agent of Buyer, and their respective successors and assigns, from and against any and all claims, expenses, costs, damages, losses and liabilities (including reasonable attorneys' fees) which may at any time be asserted against or suffered by any indemnitee or the Property, or any part thereof, whether before or after the Closing Date, as a result of, on account of or arising from (a) any breach of any covenant, representation, warranty or agreement on the part of Seller made herein or in any instrument or document delivered pursuant to this Agreement, and/or (b) any obligation, claims, suit, liability, contract, agreement, debt or encumbrance or other occurrence (other than encumbrances expressly approved by Buyer) created, arising or accruing on or prior to the Closing Date and relating to the Property or its operations.

            b. Indemnification by Buyer. Buyer, for a period of three (3) years following Close of Escrow, hereby indemnifies and agrees to defend and hold harmless Seller and its partners and subsidiaries, and any officer, director, employee or agent of any of them, and their respective successors and assigns, from and against any and all claims, expenses, costs, damages, losses and liabilities (including reasonable attorneys' fees) which may at any time be asserted against or suffered by any indemnitee as a result of, on account of or arising from (a) any breach of any covenant, representation, warranty or agreement on the part of Buyer made herein or in any instrument or document delivered pursuant to this Agreement, and/or (b) any obligation, claims, suit, liability, contract, agreement, debt or encumbrance or other occurrence created, arising or accruing after the Closing Date and relating to the Property or its operations.

      18. Remedies/Default.

            a. Default by Seller. If any warranty or representation of Seller made herein shall prove to be materially untrue prior to Close of Escrow, or if Seller shall fail to perform any of Seller's obligations under this Agreement on or prior to the date for performance provided herein, then Buyer shall be entitled to either (x) seek specific performance of this Agreement or (y) terminate this Agreement by giving notice of such termination to Seller and Escrow Agent, in which latter event the Escrow and this Agreement shall be terminated for all purposes, Escrow Agent shall return the Earnest Money Deposit to Buyer, and Escrow Agent shall return all other funds, documents and other items held in escrow to the Party that deposited same in escrow, and the Parties shall have no further rights or obligations under this Agreement except that Buyer shall remain liable for its obligations under Sections 7 and 9 hereof and Seller shall remain liable for its obligations under Section 9 and such other indemnification obligations as are specifically set forth herein.

            b. Default by Buyer. If Buyer fails to consummate the purchase and sale contemplated herein when required to do so pursuant to the provisions of this Agreement (a "Buyer Default"), then Seller's sole and exclusive remedy hereunder shall be to terminate this Agreement by giving notice of such termination to Buyer and Escrow Agent, in which event the Escrow and this Agreement shall be terminated for all purposes, whereupon Escrow Agent shall pay the Earnest Money Deposit to Seller and shall return all other funds, documents and other items held in escrow to the Party that deposited same in escrow, and the Parties shall have no further rights or obligations under this Agreement, except that Buyer shall remain liable for its obligations under Sections 7 and 9 hereof and Seller shall remain liable for its obligations under Section 9. Any sums paid to Seller under the foregoing sentence shall be deemed to be liquidated damages paid to Seller by reason of such Buyer Default, and the Parties hereby agree that said amount is a reasonable forecast of just compensation for the harm that may be caused to Seller as a result of such Buyer Default, and that Seller's harm in the event of such a Buyer Default would be incapable of accurate estimation or very difficult to accurately estimate. Seller acknowledges and agrees that Seller shall not be entitled to any additional or other damages or other remedies whatsoever in the event of a default hereunder by Buyer, except as provided in Sections 7 and 9 hereof.

      19. Risk of Loss. If all or any material portion of the Property is stolen, misplaced, destroyed, damaged or condemned or if any condemnation proceedings against all or any portion of the Property are commenced prior to Close of Escrow, Buyer may, at its election, rescind this Agreement, in which event, Escrow Agent shall return to Buyer the Earnest Money Deposit, Escrow Agent shall return to Buyer all documents Buyer deposited with Escrow Agent in connection with the Escrow, Escrow Agent shall return to Seller all documents Seller deposited with Escrow Agent in connection with the Escrow, and thereupon this Agreement shall terminate and neither Party shall have any further right, obligation or liability under this Agreement, except for those liabilities and obligations that are specified herein to survive the termination or cancellation of this Agreement.

      20. Jurisdiction and Choice of Forum. The Parties acknowledge that any action brought hereunder shall be brought in the Superior Court of Maricopa County, Arizona.

      21. Pending Litigation. There is currently pending a lawsuit styled NZ Corporation v. Marlin Maxwell, CV 2001-033, Arizona Superior Court, Apache County ("Maxwell lawsuit"). Seller will continue to prosecute the Maxwell lawsuit to conclusion and pay all costs related thereto and indemnify buyer from any liabilities arising from the lawsuit or any related claim, counterclaim or defense. Seller and Buyer acknowledge that an area of land at what is known as the "Milky Ranch House in Section 19" is not being conveyed to Seller at this time as a result of the Maxwell lawsuit (the "Section 19 Property"). If Seller prevails in the Maxwell lawsuit, Seller will convey any portion of the Section 19 Property not previously conveyed to Buyer. Seller shall have sole authority to prosecute, settle, compromise or otherwise dispose of any claim, defense or counterclaim in the Maxwell lawsuit in any manner it deems necessary in its sole judgment (but Seller shall act in good faith and not take any such action in an attempt to avoid Seller's obligations to prosecute the Maxwell lawsuit); however, Seller shall not agree to any settlement or compromise that gives Maxwell any ownership or rights in any part of the Section 19 Property or an interest in any grazing leases without Buyer's prior written consent. Buyer shall not unreasonably withhold its consent if the settlement or compromise involves granting Maxwell a lease of two years or less on all or any portion of the Section 19 Property. Buyer may give or withhold its consent, in its sole and absolute judgment and discretion, for any settlement or compromise that grants Maxwell any greater interest in the Section 19 Property or the grazing leases.

      22. License for Use of Certain Intellectual Property Rights. The parties acknowledge that at Close of Escrow, Buyer shall provide a license to Seller in the form of Exhibit 5 attached hereto and by this reference incorporated herein for the right to use the names New Mexico and Arizona Land Company, NZU, NZ Corporation, NZ Development and such books and records previously owned by said NZ entities to permit Seller to continue to wind down its business. The term of such selections shall be for five (5) years and may be extended, from time to time, at the option of Seller as may be necessary to wind down its affairs.

      23. General. Except to the extent inconsistent with the express language of the foregoing provisions of this Agreement, the general provisions set forth in this Section 23 shall govern the interpretation, application, construction and enforcement of this Agreement:

            a. SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND INDEMNITIES. All representations and warranties contained in this Agreement (and in any certificate or other instrument delivered by or on behalf of any Party pursuant hereto or in connection with the transactions contemplated hereby) are true in all material respects on and as of the date so made and will be true in all material respects on and as of the date on which the transaction contemplated hereby is closed (except to the extent expressly made as of a particular date certain) and will survive such Closing Date for a period of one (1) year.

      If, prior to the Close of Escrow, either Party receives notice or obtains actual knowledge of any information that indicates any of the representations and warranties contained in this Agreement are untrue, then such Party shall promptly advise the other Party in writing of such notice or knowledge. All indemnities contained in this Agreement shall survive the Closing Date.

            b. NOTICES. All notices shall be: (i) delivered in person; (ii) sent by telecopy; or (iii) mailed, postage prepaid, either by certified or registered mail, return receipt requested or by overnight express carrier, addressed in each case as follows:

         If to Seller:              NZ Corporation
                                    Attn:  Jerome L. Joseph
                                    333 N. 44th Street
                                    Suite 420
                                    Phoenix, AZ  85008
                                    Phone No. 602-952-8836
                                    Fax No. 602-952-8769

         With a copy to:            K. Bellamy Brown
                                    The Cavanagh Law Firm
                                    1850 North Central Avenue
                                    Suite 2400
                                    Phoenix, AZ  85004
                                    Phone No. 602-322-4057
                                    Fax No. 602-322-4105

         If to Buyer:               c/o Robert M. Worsley
                                    601 E. Houston
                                    Gilbert, AZ  85234
                                    Phone No. 602-528-3210
                                    Fax No. 602-254-6544

         With a copy to:            Paul D. Ellsworth, Esq.
                                    Paul D. Ellsworth, PLC
                                    4041 E. Grove
                                    Mesa, AZ  85206-3201
                                    Phone No. 480-396-3100
                                    Fax No. 480-396-3200

      All notices and documents shall be deemed received and effective: (i) if delivered in person, on the day delivered; (ii) if sent by telecopy, on the day sent if a business day, or if such day is not a business day, then on the next business day; (iii) if sent by overnight express carrier, on the next business day immediately following the day sent; or (iv) if sent by registered or certified mail, on the second business day following the day sent.

            c. SEVERABILITY. The provisions of this Agreement are severable. As such, the invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any clause or provision of this Agreement is determined to be illegal, invalid, or unenforceable under any present or future law, such clause or provision shall be ineffective, but the remaining provisions of the Agreement will not be affected and shall be construed in the broadest manner to effectuate the purposes of this Agreement. Further, the Parties agree to replace any void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

            d. ADDITIONAL ACTS AND DOCUMENTS. Each Party hereto agrees to do all such things and take all such actions, and to make, execute and deliver such other documents and instruments, as shall be reasonably requested to carry out the provisions, intent and purpose of this Agreement. Each Party hereto expressly agrees to deal in good faith with the other in carrying out the provisions, intent and purpose of this Agreement. The provisions of this paragraph shall survive Close of Escrow. The Property includes all of Seller's right, title and interest in and to all property and rights appurtenant to the Property and necessary for the operation, use and/or development of the Property, including, without limitation, all contingent or future rights and interests. If following the Close of Escrow, any such rights have not been conveyed to Buyer, Seller shall, upon request, immediately execute all documents the parties deem necessary or desirable to convey, and to evidence the conveyance of, such rights to Buyer.

            e. FURTHER ASSURANCES REGARDING ESCROW. The Parties agree to give such joint instructions to the Escrow Agent as shall be necessary to effectuate the applicable express provisions of this Agreement.

            f. ATTORNEYS' FEES. In the event action is taken by any Party to this Agreement to enforce the terms of this Agreement, the prevailing Party shall be entitled to recover reimbursement for reasonable attorneys' fees, court, arbitration or similar costs, costs of investigation and other related expenses incurred in connection therewith.

            g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, and their respective successors in interest and assigns, but in no event shall any Party be relieved of its obligations hereunder without the express written consent of each other Party.

            h. COUNTERPARTS; FAX SIGNATURES. This Agreement may be executed in any number of counterparts, all such counterparts shall be deemed to constitute one and the same instrument, and each of said counterparts shall be deemed an original hereof. The executed counterpart signature pages of this Agreement may be combined to create one original of this Agreement. Fax copies of signatures shall be binding on the parties as original signatures.

            i. TIME. Time is of the essence of this Agreement and each and every provision hereof. Any extension of time granted for the performance of any duty under this Agreement shall not be considered an extension of time for the performance of any other duty under this Agreement.

            j. WAIVER. Failure of any Party to exercise any right or option arising out of a breach of this Agreement shall not be deemed a waiver of any right or option with respect to any subsequent or different breach, or the continuance of any existing breach.

            k. INTEGRATION CLAUSE; ORAL MODIFICATION. This Agreement represents the entire agreement of the Parties with respect to the subject matter hereof, and all agreements entered into prior hereto with respect to the subject matter hereof are revoked and superseded by this Agreement, and no representations, warranties, inducements or oral agreements have been made by any of the Parties except as expressly set forth herein, or in other contemporaneous written agreements. This Agreement may not be changed, modified or rescinded except in writing, signed by all Parties hereto, and any attempt at oral modification of this Agreement shall be void and of no effect.

            l. CAPTIONS. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be deemed to limit or alter any provisions hereof and shall not be deemed relevant in construing this Agreement.

            m. GOVERNING LAW. This Agreement shall be deemed to be made under, and shall be construed in accordance with and shall be governed by, the laws of the State of Arizona, applicable to contracts executed within and wholly performable within such State.

            n. INTERPRETATIONS. To the extent permitted by the context in which used, (i) words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa, and (ii) references to "persons" or "parties" in this Agreement shall be deemed to refer to natural persons, corporations, general partnerships, limited partnerships, trusts and all other entities.

            o. SPECIFIC PERFORMANCE. Seller acknowledges that the remedy of specific performance shall be available and proper in the event Seller fails or refuses to perform its duties hereunder, and that the remedy of money damages is inadequate.

            p. EXHIBITS. Any Exhibit attached hereto shall be deemed to have been incorporated herein by this reference, with the same force and effect as if fully set forth in the body hereof.

            q. BUSINESS DAY; TIME FOR PERFORMANCE. Any reference in this Agreement to "business day" shall refer to a Monday, Tuesday, Wednesday, Thursday or Friday on which a majority of the banks (by number) having branch offices in Phoenix, Arizona, are generally open for business in that City. If the date on which an act specified to occur or be performed under this Agreement shall not be a business day, or if the last day on which an election, notice or other act can be made or accomplished under this Agreement shall not be a business day, then the same shall be timely if it occurs or is performed, made or accomplished on the next following business day.

            r. JOINT AND SEVERAL LIABILITY. The respective obligations and liabilities of Seller and Buyer under this Agreement are and shall be joint and several obligations and liabilities of the entities constituting Seller and Buyer, respectively.

            s. ADDITIONAL POST CLOSING MATTERS. Seller and Buyer acknowledge that some of the conveyance and other obligations contained in this Agreement may occur following the Close of Escrow. By proceeding with the Close of Escrow, neither Seller nor Buyer shall be deemed to have waived the fulfillment of any obligations by the other party under this Agreement or any rights or remedies under this Agreement unless specifically waived in writing. Seller shall deliver to Buyer copies of all documents described in the exhibits and Title Reports as soon as reasonably possible, but no late than thirty (30) days following the Close of Escrow. The parties further acknowledge that the Close of Escrow will occur with some of the exhibits to this Agreement not yet completed and as to the completed exhibits, without time for Buyer to review and approve the exhibits. Following the Close of Escrow, Seller and Buyer shall cooperate in good faith to approve and complete the exhibits in a form reasonably acceptable to the parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of March 29, 2002.

                                    SELLER:

                                    NZ CORPORATION,
                                    an Arizona corporation


                                    By:  /s/ Jerome L. Joseph
                                       ------------------------------------
                                    Name: Jerome L. Joseph
                                    Its: Treasurer & CFO


                                    NZU, INC., a New Mexico corporation

                                    By:  /s/ Jerome L. Joseph
                                       ------------------------------------
                                    Name: Jerome L. Joseph
                                    Its: Treasurer & CFO


                                    NZ DEVELOPMENT CORPORATION,
                                    an Arizona corporation

                                    By:  /s/ Jerome L. Joseph
                                       ------------------------------------
                                    Name: Jerome L. Joseph
                                    Its: Treasurer & CFO


                                    LIPID SCIENCES, INC.,
                                    an Arizona corporation

                                    By: /s/ Barry Michaels
                                       ------------------------------------
                                    Name: Barry Michaels
                                    Its: Chief Financial Officer

                                                                        "SELLER"

                             BUYER:

                             NZ TRUST, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ SNOWFLAKE, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ MILKY RANCH, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ SILVER CREEK, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager

                             NZ JOSEPH CITY, LLC, an Arizona limited
                             liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ NEW MEXICO LAND, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ URANIUM, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ TRAVERTINE, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager

                             NZ OIL AND GAS, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ MINERALS, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager


                             NZ HISTORY AND ARTIFACTS, LLC, an Arizona limited liability company

                             By: /s/ Robert M. Worsley
                                ------------------------------------------
                             Name: Robert M. Worsley
                             Its: Manager

                                                                         "BUYER"

LIST OF EXHIBITS

Exhibits A-1, A-2
A-3, A-4 and A-5:          Legal Description of Land
Exhibit C:                 Mineral Rights
Exhibit D:                 Leases
Exhibit E:                 Exclusive Sales Agency Agreement
Exhibit F:                 Uranium Rights
Exhibit G:                 Seller's Intellectual Property
Exhibit H:                 Oil and Gas Interests
Exhibit 1-A                Promissory Note
Exhibit 1-B                Deed of Trust
Exhibit 1-C                Security Agreement
Exhibit 1-D                Collateral Assignment and UCC-1

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

                     NAVAJO COUNTY HOLDINGS AS OF MARCH 31, 2002

---------------------------------------------------------------------------------------
                        TITLE REPORT
    TAX PARCEL #           PARCEL#         TWN   RGE                 SECTION      ACRES
    ------------           -------         ---   ---                 -------      -----
       103-02-010  7                   14  19N   15E        RD UTIL EAS.  14       0.74

       103-61-001D-8                   16  19N   16E                      31     233.85

       103-43-001A 9                   17  20N   15E
                                                         W2NE4,E2SE4; 1          160.00

      202-01-001 B 8                    1  13N   20E                      25     640.00
      202-05-001 F 6                    2  13N   21E                  NW4 31     166.48
      202-05-001 D 8                    2  13N   21E                  SW4 31     156.61

      202-05-001 C 9                    2  13N   21E                  SE4 31     156.67

      202-05-001-B-0                    2  13N   21E                  NE4 31     160.00



      202-27-001 B 4                    3  14N   21E     E OF SILVER CRK  1      236.70

      202-27-001 B 4                    3  14N   21E     E OF SILVER CRK  13      43.70

      110-03-001 B 4                    5  15N   21E                      11     640.00

      103-22-025 B 7                   15  19N   16E           GRAVEL PIT  27    42.47

       107-01-022  7                   12  18N   18E         S2NE4,NW4,S2 14     491.06

       107-19-006  4                   13  18N   19E                  W2, 18     246.46

      110-03-004 A 4                    5  15N   21E                      12     640.00

       203-10-011  2                    6  14N   22E                       6     699.65
                                        6  14N   22E                       6     (54.30)

      110-04-002 E 7                    6  15N   22E                       1     483.92
      110-04-002 E 7                    6  15N   22E                       1     160.00
      110-04-002 E 7                    6  15N   22E                       5     641.18
      110-04-002 E 7                    6  15N   22E                       6     707.05
      110-04-002 E 7                    6  15N   22E                       7     718.82
      110-04-002 E 7                    6  15N   22E                      14     640.00
      110-04-002 E 7                    6  15N   22E                  E2, 15     320.00
      110-04-002 E 7                    6  15N   22E                  W2, 15     320.00
      110-04-002 E 7                    6  15N   22E                  W2, 17     320.00

      110-04-002 E 7                    6  15N   22E                      18     178.14
      110-04-002 E 7                    6  15N   22E                      19     176.84
      110-04-002 E 7                    6  15N   22E     E OF SILVER CK   29     270.00
      110-04-002 E 7                    6  15N   22E     E OF SILVER CK   30     271.72

       110-04-009  3                    6  15N   22E                       3     640.48
       110-04-009  3                    6  15N   22E                      10     640.00
       110-04-009  3                    6  15N   22E                      11     640.00

       110-04-008  0                    6  15N   22E                      13     640.00

       110-09-001A 3                       16N   22E                      29     640.00

       110-09-001C 1                   11  16N   22E                      19     631.36
       110-09-001C 1                   11  16N   22E                      33     320.00
       110-09-001C 1                   11  16N   22E                      33     320.00

       110-09-001B 2                   11  16N   22E                      13     669.33
       110-09-001B 2                   11  16N   22E                      23     640.00
       110-09-001B 2                   11  16N   22E                      24     655.04
       110-09-001B 2                   11  16N   22E                      25     640.00
       110-09-001B 2                   11  16N   22E                      27     640.00
       110-09-001B 2                   11  16N   22E                      31     630.82
       110-09-001B 2                   11  16N   22E                      35     160.00
       110-09-001B 2                   11  16N   22E                      35     480.00

       110-05-001A 1                   10  15N   23E                       5     640.22
       110-05-001A 1                   10  15N   23E                  N2N2 9     160.00
       110-05-001A 1                   10  15N   23E                      11     640.00
       110-05-001A 1                   10  15N   23E                      13     640.00

       110-05-001C 9                   10  15N   23E                       7     725.02
       110-05-001C 9                   10  15N   23E               S2,S2N2 9     480.00
       110-05-001C 9                   10  15N   23E                      17     640.00
       110-05-001C 9                   10  15N   23E                      18     722.72
                   =                        =     =   =                    =
                                                                 TOTAL ACRES  23,502.75

                                   EXHIBIT A-2

                                LEGAL DESCRIPTION

                        APACHE COUNTY HOLDINGS AS OF MARCH 31, 2002

                                                                                          NZ
          TAX PARCEL #    TWN    RGE               SECTION        ACRES    GL #        ACRES
          ------------    ---    ---               -------        -----    ----        -----
         212-24-001  4    14N    24E                     1        640.86    452        640.86
                                                              ----------            ---------
                                                     TOTAL        640.86               640.86
                                                              ==========            =========

         204-19-001  1    15N    24E                     1        642.34    611        642.34
         204-19-001  1    15N    24E                     2        546.60    611
         204-19-001  1    15N    24E                     2         39.26   611C        585.86
         204-19-001  1    15N    24E                     3         29.69    611
         204-19-001  1    15N    24E                     3         11.00   611C         40.69
         204-19-001  1    15N    24E                    11         78.20    611         78.20
         204-19-001  1    15N    24E                    12        160.00    611
         204-19-001  1    15N    24E                    12         22.00   611C
         204-19-001  1    15N    24E                    12        453.30   611A        635.30
         204-19-001  1    15N    24E                    13        160.08   611A        160.08
                                                              ----------            ---------
                                                     TOTAL      2,142.47             2,142.47
                                                              ==========            =========

         204-27-001  4    16N    24E                     1        568.48    603        568.48
         204-27-001  4    16N    24E                E2,  3        297.03    603        297.03
         204-27-001  4    16N    24E                E2, 10        320.00    603        320.00
         204-27-001  4    16N    24E                    11        640.00    603        640.00
         204-27-001  4    16N    24E                    12        640.00    603        640.00
         204-27-001  4    16N    24E                    13        640.00    603        640.00
         204-27-001  4    16N    24E                    15        640.00    611        640.00
         204-27-001  4    16N    24E                    17        603.25    611        603.25
         204-27-001  4    16N    24E                    21          2.00    610
         204-27-001  4    16N    24E                    21        635.57    611        637.57
         204-27-001  4    16N    24E                    23        640.00    611        640.00
         204-27-001  4    16N    24E                    25        640.00    611        640.00
         204-27-001  4    16N    24E                W2, 26        320.00    611        320.00
         204-27-001  4    16N    24E                    27        640.00    611        640.00
         204-27-001  4    16N    24E                    35        640.00    611        640.00
                                                              ----------            ---------
                                                     TOTAL      7,866.33             7,866.33
                                                              ==========            =========

         211-01-001  0    17N    24E                     1        645.38    603        645.38
         211-01-001  0    17N    24E                E2, 11        320.00    603        320.00
         211-01-001  0    17N    24E                    12        640.00    603        640.00
         211-01-001  0    17N    24E                    13        640.00    603        640.00
         211-01-001  0    17N    24E                E2, 14        320.00    603        320.00
         211-01-001  0    17N    24E                E2, 23        320.00    603        320.00

         211-01-001  0    17N    24E      ALL EXCPTSE4, 24        600.00    603        600.00
         211-01-001  0    17N    24E                    25        640.00    603        640.00
         211-01-001  0    17N    24E                E2, 26        320.00    603        320.00
         211-01-001  0    17N    24E                    34        640.00    603        640.00
         211-01-001  0    17N    24E                    35        640.00    603        640.00
                                                              ----------            ---------
                                                     TOTAL      5,725.38             5,725.38
                                                              ==========            =========

         204-20-001  3    15N    25E                     3        641.74   611A        641.74
         204-20-001  3    15N    25E                     4        640.56   611A        640.56
         204-20-001  3    15N    25E                     5        639.50   611A        639.50
         204-20-001  3    15N    25E                     6        681.95   611A        681.95
         204-20-001  3    15N    25E                     7        684.56   611A        684.56
         204-20-001  3    15N    25E                     8        640.00   611A        640.00
         204-20-001  3    15N    25E                     9        520.00   611A
         204-20-001  3    15N    25E                     9        120.00   611B        640.00
         204-20-001  3    15N    25E                    17        160.00   611A
         204-20-001  3    15N    25E                    17        480.00   611B        640.00
         204-20-001  3    15N    25E                    18        528.68   611A
         204-20-001  3    15N    25E                    18        160.00   611B        688.68
                                                              ----------            ---------
                                                     TOTAL      5,896.99             5,896.99
                                                              ==========            =========

            204-28-004    16N    25E                    26        640.00               640.00
                                                              ----------            ---------
                                                                  640.00               640.00
                                                              ==========            =========

            204-28-005    16N    25E                    34        640.00               640.00
                                                              ----------            ---------
                                                                  640.00               640.00
                                                              ==========            =========

         204-28-001  7    16N    25E                ALL  1        487.58    603        487.58
         204-28-001  7    16N    25E                ALL  3        511.34    603        511.34
         204-28-001  7    16N    25E                ALL  4        530.16    603        530.16
         204-28-001  7    16N    25E                ALL  5        542.56    603        542.56
         204-28-001  7    16N    25E         SE4,SE4SW4, 6        528.33    603        528.33
         204-28-001  7    16N    25E                     7        659.94    603        659.94
         204-28-001  7    16N    25E                     8        640.00    603        640.00
         204-28-001  7    16N    25E                     9        640.00    603        640.00
         204-28-001  7    16N    25E                    10        640.00    603        640.00
         204-28-001  7    16N    25E                    11        640.00    603        640.00
         204-28-001  7    16N    25E                    12        640.00    603        640.00
         204-28-001  7    16N    25E                    13        640.00    603        640.00
         204-28-001  7    16N    25E                    14        640.00    603        640.00
         204-28-001  7    16N    25E                    15        640.00    603        640.00
         204-28-001  7    16N    25E                    17        640.00    603        640.00
         204-28-001  7    16N    25E                    18        664.66    603        664.66
         204-28-001  7    16N    25E                    21        640.00    603        640.00
         204-28-001  7    16N    25E                    22        640.00    603        640.00
         204-28-001  7    16N    25E                    23        640.00    603        640.00
         204-28-001  7    16N    25E                    24        640.00    603        640.00
         204-28-001  7    16N    25E                    25        640.00    603        640.00

         204-28-001  7    16N    25E                    27        640.00    603        640.00
         204-28-001  7    16N    25E                    28        640.00    603        640.00
         204-28-001  7    16N    25E                    29        640.00    603        640.00
         204-28-001  7    16N    25E                    30        674.40    603        674.40
         204-28-001  7    16N    25E                    31        678.80    603        678.80
         204-28-001  7    16N    25E                    33        640.00    603        640.00
         204-28-001  7    16N    25E                    35        640.00    603        640.00
                                                              ----------            ---------
                                                               17,437.77            17,437.77
                                                              ----------            ---------
                                                                40,989.8            40,989.80

                                               TOTAL ACRES

                                   EXHIBIT A-3

                                LEGAL DESCRIPTION

                      Cibola County Holdings at January 1, 2002

  TWN   RGE  Section       Acres       Owner        Map Parcel #
  6N    5W     11          540.00       NZ        2-026-035-264-264
  6N    5W     15          640.00       NZ        2-027-034-297-264
  6N    5W     21          640.00       NZ        2-028-033-297-292
  6N    5W     27          640.00       NZ        2-027-032-264-264
  6N    5W     33          640.00       NZ        2-028-031-396-264
  6N    5W     35          640.00       NZ        2-026-031-105-297
                         --------
                         3,740.00

                                   EXHIBIT A-4

                                LEGAL DESCRIPTION

                    DONA ANA COUNTY, NEW MEXICO

     TWN     RGE   SEC       ACRES                TAX PARCEL NUMBER
     ---     ---   ---       -----                -----------------
     23S     01E    28      190.00                       PC03-17509
     23S     01E    28        4.96
     23S     01E    33      115.00                       PC03-17530
                          --------
                            309.96
                          ========

                                   EXHIBIT A-5

                                LEGAL DESCRIPTION

                   MCKINLEY COUNTY, NEW MEXICO

  TWN     RGE   Section       Acres           Tax Parcel #
  ---     ---   -------       -----           ------------
  17N     12W   33  SE4      160.00      2-070-097-132-132
                             ------

                                    EXHIBIT C

                                 MINERAL RIGHTS

                        APACHE COUNTY, AZ

                        03/31/02
                        --------
                                     MINERAL
                                       ACRES
TWN     RGE     SEC                    OWNED              COMMENTS
---     ---     ---                    -----              --------
12N     24E     01                     596.56
                                                  ---------------------------------
12N     24E     03                     572.32
                                                  ---------------------------------
12N     24E     04                     559.42
                                                  ---------------------------------
12N     24E     05                     545.60
                                                  ---------------------------------
12N     24E     07                     640.08
                                                  ---------------------------------
12N     24E     08                     320.00     W2W2.E2E2
                                                  ---------------------------------
12N     24E     09                     640.00
                                                  ---------------------------------
12N     24E     10                     640.00
                                                  ---------------------------------
12N     24E     11                     640.00
                                                  ---------------------------------
12N     24E     12                     640.00
                                                  ---------------------------------
12N     24E     13                     640.00
                                                  ---------------------------------
12N     24E     15                     640.00
                                                  ---------------------------------
12N     24E     17                     640.00
                                                  ---------------------------------
12N     24E     19                     634.38
                                                  ---------------------------------
12N     24E     20                     320.00     S2
                                                  ---------------------------------
12N     24E     21                     640.00
                                                  ---------------------------------
12N     24E     29                     640.00
                                                  ---------------------------------
12N     24E     31                     630.82
                                                  ---------------------------------
12N     24E     33                     640.00
                                                  ---------------------------------

                                    ----------
                                    11,219.18
                                    ==========

13N     24E     01                     603.92
                                                  --------------------------------------
13N     24E     03                     638.88
                                                  --------------------------------------
13N     24E     04                     637.94
                                                  --------------------------------------
13N     24E     05                     554.90
                                                  --------------------------------------
13N     24E     06                     693.85
                                                  --------------------------------------

13N     24E     07                     679.40
                                                  --------------------------------------
13N     24E     09                     599.78
                                                  --------------------------------------
13N     24E     11                     640.00
                                                  --------------------------------------
13N     24E     13                     527.60
                                                  --------------------------------------
13N     24E     15                     640.00
                                                  --------------------------------------
13N     24E     17                     640.00
                                                  --------------------------------------
13N     24E     19                     669.86
                                                  --------------------------------------
13N     24E     21                     640.00
                                                  --------------------------------------
13N     24E     23                     640.00
                                                  --------------------------------------
13N     24E     24                     640.00
                                                  --------------------------------------
13N     24E     25                     640.00
                                                  --------------------------------------
13N     24E     27                     640.00
                                                  --------------------------------------
13N     24E     29                     640.00
                                                  --------------------------------------
13N     24E     31                     662.76
                                                  --------------------------------------
13N     24E     33                     599.93
                                                  --------------------------------------
13N     24E     34                     640.00
                                                  --------------------------------------
13N     24E     35                     640.00
                                                  --------------------------------------

                                    ----------
                                    13,908.82
                                    ==========

14N     24E     01                     640.86
                                                  ---------------------------------
14N     24E     03                       2.01     N2
                                                  ---------------------------------
14N     24E     04                     239.53     N2
                                                  ---------------------------------
14N     24E     05                     490.29
                                                  ---------------------------------
14N     24E     07                     705.28
                                                  ---------------------------------
14N     24E     08                     640.00
                                                  ---------------------------------
14N     24E     09                     640.00
                                                  ---------------------------------
14N     24E     10                     442.30
                                                  ---------------------------------
14N     24E     11                     599.07
                                                  ---------------------------------
14N     24E     13                     640.00
                                                  ---------------------------------
14N     24E     15                     640.00
                                                  ---------------------------------
14N     24E     17                     640.00
                                                  ---------------------------------
14N     24E     18                     707.04
                                                  ---------------------------------
14N     24E     19                     668.91
                                                  ---------------------------------
14N     24E     20                     640.00
                                                  ---------------------------------
14N     24E     21                     640.00
                                                  ---------------------------------
14N     24E     22                     640.00
                                                  ---------------------------------
14N     24E     23                     640.00
                                                  ---------------------------------
14N     24E     24                     640.00
                                                  ---------------------------------
14N     24E     25                     640.00
                                                  ---------------------------------

14N     24E     26                     640.00
                                                  ---------------------------------
14N     24E     27                     640.00
                                                  ---------------------------------
14N     24E     28                     640.00
                                                  ---------------------------------
14N     24E     29                     602.64
                                                  ---------------------------------
14N     24E     30                     708.14
                                                  ---------------------------------
14N     24E     31                     706.56
                                                  ---------------------------------
14N     24E     33                     640.00
                                                  ---------------------------------
14N     24E     35                     640.00
                                                  ---------------------------------

                                    ----------
                                    16,752.63
                                    ==========

15N     24E     01                     642.34
                                                  ---------------------------------
15N     24E     02                     643.26
                                                  ---------------------------------
15N     24E     03                     641.30
                                                  ---------------------------------
15N     24E     04                     639.10
                                                  ---------------------------------
15N     24E     05                     636.64
                                                  ---------------------------------
15N     24E     06                     677.90
                                                  ---------------------------------
15N     24E     07                     682.86
                                                  ---------------------------------
15N     24E     08                     640.00
                                                  ---------------------------------
15N     24E     09                     640.00
                                                  ---------------------------------
15N     24E     10                     640.00
                                                  ---------------------------------
15N     24E     11                     640.00
                                                  ---------------------------------
15N     24E     12                     640.00
                                                  ---------------------------------
15N     24E     13                     640.00
                                                  ---------------------------------
15N     24E     14                     640.00
                                                  ---------------------------------
15N     24E     15                     640.00
                                                  ---------------------------------
15N     24E     17                     640.00
                                                  ---------------------------------
15N     24E     19                     689.30
                                                  ---------------------------------
15N     24E     21                     640.00
                                                  ---------------------------------
15N     24E     23                     640.00
                                                  ---------------------------------
15N     24E     24                     640.00
                                                  ---------------------------------
15N     24E     25                     603.00
                                                  ---------------------------------
15N     24E     26                     603.90
                                                  ---------------------------------
15N     24E     27                     640.00
                                                  ---------------------------------
15N     24E     28                     640.00
                                                  ---------------------------------
15N     24E     29                     640.00
                                                  ---------------------------------
15N     24E     31                      49.00
                                                  ---------------------------------
15N     24E     33                     564.50
                                                  ---------------------------------
15N     24E     34                     519.92
                                                  ---------------------------------
15N     24E     35                     640.00
                                                  ---------------------------------

                                    ----------
                                    17,833.02
                                    ==========

16N     24E     01                     568.48
                                                  ---------------------------------
16N     24E     03                     297.03
                                                  ---------------------------------
16N     24E     10                     320.00
                                                  ---------------------------------
16N     24E     11                     640.00
                                                  ---------------------------------
16N     24E     12                     640.00
                                                  ---------------------------------
16N     24E     13                     640.00
                                                  ---------------------------------
16N     24E     15                     640.00
                                                  ---------------------------------
16N     24E     17                     611.00
                                                  ---------------------------------
16N     24E     19                      11.30
                                                  ---------------------------------
16N     24E     21                     638.00
                                                  ---------------------------------
16N     24E     23                     640.00
                                                  ---------------------------------
16N     24E     25                     640.00
                                                  ---------------------------------
16N     24E     26                     320.00     W2
                                                  ---------------------------------
16N     24E     26                     160.00     E2
                                                  ---------------------------------
16N     24E     27                     640.00
                                                  ---------------------------------
16N     24E     33                       5.80
                                                  ---------------------------------
16N     24E     35                     640.00
                                                  ---------------------------------
                                    ----------
                                     8,051.61
                                    ==========

17N     24E     01                     645.38
                                                  ---------------------------------
17N     24E     11                     320.00     E2
                                                  ---------------------------------
17N     24E     12                     640.00
                                                  ---------------------------------
17N     24E     13                     640.00
                                                  ---------------------------------
17N     24E     14                     320.00     E2
                                                  ---------------------------------
17N     24E     23                     320.00     E2
                                                  ---------------------------------
17N     24E     24                     600.00
                                                  ---------------------------------
17N     24E     25                     640.00
                                                  ---------------------------------
17N     24E     26                     320.00     E2
                                                  ---------------------------------
17N     24E     34                     640.00
                                                  ---------------------------------
17N     24E     35                     640.00
                                                  ---------------------------------

                                    ----------
                                     5,725.38
                                   ===========

12N     25E     05                     613.36
                                                  ---------------------------------
12N     25E     07                     415.34
                                                  ---------------------------------
12N     25E     09                     640.00
                                                  ---------------------------------
12N     25E     17                     640.00
                                                  ---------------------------------

                                    ----------
                                     2,308.70
                                    ==========
13N     25E     01                     642.08
                                                  --------------------------------------
13N     25E     03                     644.80
                                                  --------------------------------------
13N     25E     05                     641.50
                                                  --------------------------------------
13N     25E     07                     696.30
                                                  --------------------------------------
13N     25E     09                     640.00
                                                  --------------------------------------
13N     25E     11                     640.00
                                                  --------------------------------------
13N     25E     12                     603.99
                                                  --------------------------------------
13N     25E     13                     640.00
                                                  --------------------------------------
13N     25E     14                     620.00
                                                  --------------------------------------
13N     25E     15                     620.00
                                                  --------------------------------------
13N     25E     17                     640.00
                                                  --------------------------------------
13N     25E     18                     320.00     E2
                                                  --------------------------------------
13N     25E     19                     675.02
                                                  --------------------------------------
13N     25E     21                     640.00
                                                  --------------------------------------
13N     25E     23                     640.00
                                                  --------------------------------------
13N     25E     25                     640.00
                                                  --------------------------------------
13N     25E     26                     640.00
                                                  --------------------------------------
13N     25E     27                     640.00
                                                  --------------------------------------
13N     25E     29                     640.00
                                                  --------------------------------------
13N     25E     31                     609.49
                                                  --------------------------------------
13N     25E     33                     640.00
                                                  --------------------------------------
13N     25E     35                     640.00
                                                  --------------------------------------

                                    ---------
                                    13,753.18
                                    =========

14N     25E     01                     640.96
                                                  ---------------------------------
14N     25E     03                     642.20
                                                  ---------------------------------
14N     25E     05                     641.64
                                                  ---------------------------------
14N     25E     06                     120.81     NE4NW4,N2NE4
                                                  ---------------------------------
14N     25E     07                     706.86
                                                  ---------------------------------
14N     25E     09                     640.00
                                                  ---------------------------------
14N     25E     11                     640.00
                                                  ---------------------------------
14N     25E     13                     640.00
                                                  ---------------------------------
14N     25E     14                     640.00
                                                  ---------------------------------
14N     25E     15                     603.60
                                                  ---------------------------------
14N     25E     17                     640.00
                                                  ---------------------------------
14N     25E     18                     709.60
                                                  ---------------------------------
14N     25E     19                     712.00
                                             --------------------------------------
14N     25E     21                     640.00
                                             --------------------------------------

14N     25E     22                     640.00
                                                  --------------------------------------
14N     25E     23                     640.00
                                                  --------------------------------------
14N     25E     25                     603.50
                                                  --------------------------------------
14N     25E     26                     640.00
                                                  --------------------------------------
14N     25E     27                     640.00
                                                  --------------------------------------
14N     25E     28                     480.00     NE4NW4,N2NE4
                                                  --------------------------------------
14N     25E     29                     640.00
                                                  --------------------------------------
14N     25E     30                     712.42
                                                  --------------------------------------
14N     25E     31                     712.80
                                                  --------------------------------------
14N     25E     33                     640.00
                                                  --------------------------------------
14N     25E     34                     563.22
                                                  --------------------------------------
14N     25E     35                     640.00
                                                  --------------------------------------

                                    ---------
                                    16,169.61
                                    =========

15N     25E     01                     639.68
                                                  ---------------------------------
15N     25E     03                     641.74
                                                  ---------------------------------
15N     25E     04                     640.56
                                                  ---------------------------------
15N     25E     05                     639.50
                                                  ---------------------------------
15N     25E     06                     681.95
                                                  ---------------------------------
15N     25E     07                     684.56
                                                  ---------------------------------
15N     25E     08                     640.00
                                                  ---------------------------------
15N     25E     09                     640.00
                                                  ---------------------------------
15N     25E     10                     160.00     SE4
                                                  ---------------------------------
15N     25E     11                     640.00
                                                  ---------------------------------
15N     25E     12                     640.00
                                                  ---------------------------------
15N     25E     13                     640.00
                                                  ---------------------------------
15N     25E     14                     640.00
                                                  ---------------------------------
15N     25E     15                     640.00
                                                  ---------------------------------
15N     25E     17                     640.00
                                                  ---------------------------------
15N     25E     18                     688.98
                                                  ---------------------------------
15N     25E     19                     693.74
                                                  ---------------------------------
15N     25E     20                     640.00
                                                  ---------------------------------
15N     25E     21                     640.00
                                                  ---------------------------------
15N     25E     22                     640.00
                                                  ---------------------------------
15N     25E     23                     640.00
                                                  ---------------------------------
15N     25E     24                     640.00
                                                  ---------------------------------
15N     25E     25                     640.00
                                                  ---------------------------------
15N     25E     27                     640.00
                                                  ---------------------------------
15N     25E     29                     640.00
                                                  ---------------------------------
15N     25E     30                     657.66
                                                  ---------------------------------

15N     25E     31                     701.60
                                                  ---------------------------------
15N     25E     32                     280.00
                                                  ---------------------------------
15N     25E     33                     640.00
                                                  ---------------------------------
15N     25E     34                     320.00     N2
                                                  ---------------------------------
15N     25E     35                     640.00
                                                  ---------------------------------

                                    ---------
                                    18,949.97
                                    =========

16N     25E     01                     487.58
                                                  ---------------------------------
16N     25E     03                     511.34
                                                  ---------------------------------
16N     25E     04                     530.16
                                                  ---------------------------------
16N     25E     05                     542.56
                                                  ---------------------------------
16N     25E     06                     528.33
                                                  ---------------------------------
16N     25E     07                     659.94
                                                  ---------------------------------
16N     25E     08                     640.00
                                                  ---------------------------------
16N     25E     09                     640.00
                                                  ---------------------------------
16N     25E     10                     640.00
                                                  ---------------------------------
16N     25E     11                     640.00
                                                  ---------------------------------
16N     25E     12                     640.00
                                                  ---------------------------------
16N     25E     13                     640.00
                                                  ---------------------------------
16N     25E     14                     640.00
                                                  ---------------------------------
16N     25E     15                     640.00
                                                  ---------------------------------
16N     25E     17                     640.00
I                                                  --------------------------------------
16N     25E     18                     664.66
                                                  --------------------------------------
16N     25E     19                     669.28
                                                  --------------------------------------
16N     25E     21                     640.00
                                                  --------------------------------------
16N     25E     22                     640.00
                                                  --------------------------------------
16N     25E     23                     640.00
                                                  --------------------------------------
16N     25E     24                     640.00
                                                  --------------------------------------
16N     25E     25                     640.00
                                                  --------------------------------------
16N     25E     27                     640.00
                                                  --------------------------------------
16N     25E     29                     640.00
                                                  --------------------------------------
16N     25E     30                     674.40
                                                  --------------------------------------
16N     25E     31                     678.80
                                                  --------------------------------------
16N     25E     33                     640.00
                                                  --------------------------------------
16N     25E     35                     640.00
                                                  --------------------------------------

                                   ----------
                                    17,467.05
                                   ==========

                                   ----------
TOTAL                              142,139.15
                                   ==========

                      NAVAJO COUNTY

                      03/31/2002

                                  MINERAL
                                    ACRES
TWN     RGE     SEC                 OWNED                        COMMENTS

19N     15E     01                 311.98
                                              -----------------------------------------------------
19N     15E     11                 160.00
                                              -----------------------------------------------------
19N     15E     13                 561.44
                                              -----------------------------------------------------
19N     15E     14                   0.74
                                              -----------------------------------------------------
19N     15E     15                 356.24
                                              -----------------------------------------------------
19N     15E     23                 267.00
                                              -----------------------------------------------------

                               ----------
                                 1,657.40
                               ==========

20N     15E     01                 317.76
                                              -----------------------------------------------------

                               ----------
                                   317.76
                               ==========

21N     15E     01                 640.48
                                              -----------------------------------------------------
21N     15E     03                 639.66
                                              -----------------------------------------------------
21N     15E     11                 640.00
                                              -----------------------------------------------------
21N     15E     13                 640.00
                                              -----------------------------------------------------
21N     15E     15                 640.00
                                              -----------------------------------------------------
21N     15E     23                 640.00
                                              -----------------------------------------------------
21N     15E     25                 640.00
                                              -----------------------------------------------------
21N     15E     27                 640.00
                                              -----------------------------------------------------
21N     15E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 5,760.14
                               ==========

22N     15E     01                 641.98
                                              -----------------------------------------------------
22N     15E     03                 641.40
                                              -----------------------------------------------------
22N     15E     11                 640.00
                                              -----------------------------------------------------
22N     15E     13                 640.00
                                              -----------------------------------------------------
22N     15E     15                 640.00
                                              -----------------------------------------------------
22N     15E     23                 640.00
                                              -----------------------------------------------------
22N     15E     25                 640.00
                                              -----------------------------------------------------

22N     15E     27                 640.00
                                              -----------------------------------------------------
22N     15E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 5,763.38
                               ==========

23N     15E     01                 641.18
                                              -----------------------------------------------------
23N     15E     03                 642.46
                                              -----------------------------------------------------
23N     15E     11                 640.00
                                              -----------------------------------------------------
23N     15E     13                 640.00
                                              -----------------------------------------------------
23N     15E     15                 640.00
                                              -----------------------------------------------------
23N     15E     23                 640.00
                                              -----------------------------------------------------
23N     15E     25                 640.00
                                              -----------------------------------------------------
23N     15E     27                 640.00
                                              -----------------------------------------------------
23N     15E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 5,763.64
                               ==========

24N     15E     13                 640.00
                                              -----------------------------------------------------
24N     15E     15                 640.00
                                              -----------------------------------------------------
24N     15E     23                 640.00
                                              -----------------------------------------------------
24N     15E     25                 640.00
                                              -----------------------------------------------------
24N     15E     27                 640.00
                                              -----------------------------------------------------
24N     15E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 3,840.00
                               ==========

14N     16E     04                 639.56
                                              -----------------------------------------------------
14N     16E     06                 679.99
                                              -----------------------------------------------------
14N     16E     08                 640.00
                                              -----------------------------------------------------
14N     16E     10                 640.00
                                              -----------------------------------------------------
14N     16E     12                 640.00
                                              -----------------------------------------------------

                               ----------
                                 3,239.55
                               ==========

15N     16E     1                  357.32
                                              -----------------------------------------------------
15N     16E     3                  360.68
                                              -----------------------------------------------------
15N     16E     5                  104.27
                                              -----------------------------------------------------
15N     16E     7                  224.60
                                              -----------------------------------------------------
15N     16E     9                  320.00
                                              -----------------------------------------------------
15N     16E     11                 320.00
                                              -----------------------------------------------------
15N     16E     12                 318.72
                                              -----------------------------------------------------
15N     16E     34                 640.00
                                              -----------------------------------------------------

                               ----------
                                 2,645.59
                               ==========

                                              -----------------------------------------------------
16N     16E     21                 545.00
                                              -----------------------------------------------------

16N     16E     22                 211.55
                                              -----------------------------------------------------
16N     16E     23                 320.00
                                              -----------------------------------------------------
16N     16E     24                 334.23
                                              -----------------------------------------------------
16N     16E     25                 332.81
                                              -----------------------------------------------------
16N     16E     27                 320.00
                                              -----------------------------------------------------
16N     16E     29                  21.00
                                              -----------------------------------------------------
16N     16E     33                 320.00
                                              -----------------------------------------------------
16N     16E     34                 320.00
                                              -----------------------------------------------------
16N     16E     35                 320.00
                                              -----------------------------------------------------

                               ----------
                                 3,044.59
                               ==========

18N     16E     01                  21.95
                                              -----------------------------------------------------

                               -----------
                                    21.95
                               ===========

                                              -----------------------------------------------------
19N     16E     05                 447.44
                                              -----------------------------------------------------
19N     16E     07                 629.40
                                              -----------------------------------------------------
19N     16E     12                   3.00
                                              -----------------------------------------------------
19N     16E     13                  30.65
                                              -----------------------------------------------------
19N     16E     17                 640.00
                                              -----------------------------------------------------
19N     16E     19                 343.42
                                              -----------------------------------------------------
19N     16E     23                  29.57
                                              -----------------------------------------------------
19N     16E     25                  10.33
                                              -----------------------------------------------------
19N     16E     27                 400.00
                                              -----------------------------------------------------
19N     16E     29                 369.20
                                              -----------------------------------------------------
19N     16E     31                 619.94
                                              -----------------------------------------------------
19N     16E     33                 204.05
                                              -----------------------------------------------------
19N     16E     35                  64.82
                                              -----------------------------------------------------

                               ----------
                                 3,791.82
                               ==========

                                              -----------------------------------------------------
20N     16E     31                  80.29
                                              -----------------------------------------------------
                               ----------
                                    80.29
                               ==========

21N     16E     01                 640.58
                                              -----------------------------------------------------
21N     16E     03                 640.82
                                              -----------------------------------------------------
21N     16E     05                 639.58
                                              -----------------------------------------------------
21N     16E     07                 639.52
                                              -----------------------------------------------------
21N     16E     09                 640.00
                                              -----------------------------------------------------
21N     16E     11                 640.00
                                              -----------------------------------------------------
21N     16E     13                 640.00
                                              -----------------------------------------------------
21N     16E     15                 640.00
                                              -----------------------------------------------------
21N     16E     17                 640.00
                                              -----------------------------------------------------

21N     16E     19                 640.70
                                              -----------------------------------------------------
21N     16E     21                 640.00
                                              -----------------------------------------------------
21N     16E     23                 640.00
                                              -----------------------------------------------------
21N     16E     25                 640.00
                                              -----------------------------------------------------
21N     16E     27                 640.00
                                              -----------------------------------------------------
21N     16E     29                 640.00
                                              -----------------------------------------------------
21N     16E     31                 641.19
                                              -----------------------------------------------------
21N     16E     33                 640.00
                                              -----------------------------------------------------
21N     16E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,522.39
                               ==========

22N     16E     01                 639.84
                                              -----------------------------------------------------
22N     16E     03                 640.94
                                              -----------------------------------------------------
22N     16E     05                 639.58
                                              -----------------------------------------------------
22N     16E     07                 635.10
                                              -----------------------------------------------------
22N     16E     09                 640.00
                                              -----------------------------------------------------
22N     16E     11                 640.00
                                              -----------------------------------------------------
22N     16E     13                 640.00
                                              -----------------------------------------------------
22N     16E     15                 640.00
                                              -----------------------------------------------------
22N     16E     17                 640.00
                                              -----------------------------------------------------
22N     16E     19                 638.78
                                              -----------------------------------------------------
22N     16E     21                 640.00
                                              -----------------------------------------------------
22N     16E     23                 640.00
                                              -----------------------------------------------------
22N     16E     25                 640.00
                                              -----------------------------------------------------
22N     16E     27                 640.00
                                              -----------------------------------------------------
22N     16E     29                 640.00
                                              -----------------------------------------------------
22N     16E     31                 642.52
                                              -----------------------------------------------------
22N     16E     33                 640.00
                                              -----------------------------------------------------
22N     16E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,516.76
                               ==========

23N     16E     01                 639.20
                                              -----------------------------------------------------
23N     16E     03                 640.70
                                              -----------------------------------------------------
23N     16E     05                 642.06
                                              -----------------------------------------------------
23N     16E     07                 633.10
                                              -----------------------------------------------------
23N     16E     09                 640.00
                                              -----------------------------------------------------
23N     16E     11                 640.00
                                              -----------------------------------------------------
23N     16E     13                 640.00
                                              -----------------------------------------------------
23N     16E     15                 640.00
                                              -----------------------------------------------------
23N     16E     17                 640.00
                                              -----------------------------------------------------
23N     16E     19                 634.30
                                              -----------------------------------------------------
23N     16E     21                 640.00
                                              -----------------------------------------------------
23N     16E     23                 640.00
                                              -----------------------------------------------------
23N     16E     25                 640.00
                                              -----------------------------------------------------
23N     16E     27                 640.00
                                              -----------------------------------------------------
23N     16E     29                 640.00
                                              -----------------------------------------------------

23N     16E     31                 632.38
                                              -----------------------------------------------------
23N     16E     33                 640.00
                                              -----------------------------------------------------
23N     16E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,501.74
                               ==========

24N     16E     13                 640.00
                                              -----------------------------------------------------
24N     16E     15                 640.00
                                              -----------------------------------------------------
24N     16E     17                 640.00
                                              -----------------------------------------------------
24N     16E     19                 637.22
                                              -----------------------------------------------------
24N     16E     21                 640.00
                                              -----------------------------------------------------
24N     16E     23                 640.00
                                              -----------------------------------------------------
24N     16E     25                 640.00
                                              -----------------------------------------------------
24N     16E     27                 640.00
                                              -----------------------------------------------------
24N     16E     29                 640.00
                                              -----------------------------------------------------
24N     16E     31                 633.22
                                              -----------------------------------------------------
24N     16E     33                 640.00
                                              -----------------------------------------------------
24N     16E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 7,670.44
                               ==========

14N     17E     01                 640.00
14N     17E     02                  40.00     NWSE
14N     17E     03                 640.00
14N     17E     05                 640.00
14N     17E     06                 705.35
14N     17E     07                 640.00
14N     17E     09                 640.00
                                              -----------------------------------------------------
14N     17E     10                 640.00
14N     17E     11                 640.00
                                              -----------------------------------------------------
14N     17E     14                 640.00     Oil, gas, geo thermal & pet. wood reserved
14N     17E     17                 640.00
                                              -----------------------------------------------------
14N     17E     18                 703.30
14N     17E     21                 320.00
                                              -----------------------------------------------------
14N     17E     29                 320.00
                                              -----------------------------------------------------

                               ----------
                                 7,848.65
                               ==========

15N     17E     05                 317.67
                                              -----------------------------------------------------
15N     17E     07                 351.32
                                              -----------------------------------------------------
15N     17E     08                 320.00
                                              -----------------------------------------------------
15N     17E     09                 320.00
                                              -----------------------------------------------------
15N     17E     10                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     17E     12                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     17E     14                 640.00     Oil, gas, geo thermal & pet. wood reserved
15N     17E     17                 320.00
                                              -----------------------------------------------------
15N     17E     19                 353.04
                                              -----------------------------------------------------

15N     17E     31                 640.00
                                              -----------------------------------------------------

                               ----------
                                 4,542.03
                               ==========

16N     17E     19                 348.83
                                              -----------------------------------------------------
16N     17E     21                 320.00
                                              -----------------------------------------------------
16N     17E     22                 320.00
                                              -----------------------------------------------------
16N     17E     24                 320.00
                                              -----------------------------------------------------
16N     17E     23                 320.00
16N     17E     26                 320.00
                                              -----------------------------------------------------
16N     17E     29                 320.00
                                              -----------------------------------------------------
16N     17E     31                 349.74
                                              -----------------------------------------------------
16N     17E     33                 320.00
                                              -----------------------------------------------------
16N     17E     34                 320.00
                                              -----------------------------------------------------

                               ----------
                                 3,258.57
                               ==========

                                               ----------------------------------------------------
17N     17E     14                 260.00      98 sold in Aztec Trade;E1/2,SW,W1/2NW
                                               ----------------------------------------------------

                               ----------
                                   260.00
                               ==========

                                              -----------------------------------------------------
18N     17E     05                  72.61
                                              -----------------------------------------------------
18N     17E     09                  47.12
                                              -----------------------------------------------------
18N     17E     11                 158.20
                                              -----------------------------------------------------
18N     17E     26                 485.74
                                              -----------------------------------------------------

                               ----------
                                   763.67
                               ==========

                                              -----------------------------------------------------
19N     17E     05                  30.21
                                              -----------------------------------------------------
19N     17E     07                  31.95
                                              -----------------------------------------------------
19N     17E     25                  11.00
                                              -----------------------------------------------------
19N     17E     31                  29.64
                                              -----------------------------------------------------

                               ----------
                                   102.80
                               ==========

                                              -----------------------------------------------------
20N     17E     13                  33.93
                                              -----------------------------------------------------
20N     17E     23                  33.54
                                              -----------------------------------------------------
20N     17E     27                  32.38
                                              -----------------------------------------------------
20N     17E     33                  35.91
                                              -----------------------------------------------------

                               ----------
                                  135.76
                               ==========

21N     17E     01                 641.66
                                              -----------------------------------------------------

21N     17E     03                 639.18
                                              -----------------------------------------------------
21N     17E     05                 639.10
                                              -----------------------------------------------------
21N     17E     07                 629.34
                                              -----------------------------------------------------
21N     17E     09                 640.00
                                              -----------------------------------------------------
21N     17E     11                 640.00
                                              -----------------------------------------------------
21N     17E     13                 640.00
                                              -----------------------------------------------------
21N     17E     15                 640.00
                                              -----------------------------------------------------
21N     17E     17                 640.00
                                              -----------------------------------------------------
21N     17E     19                 634.88
                                              -----------------------------------------------------
21N     17E     21                 640.00
                                              -----------------------------------------------------
21N     17E     23                 640.00
                                              -----------------------------------------------------
21N     17E     25                 640.00
                                              -----------------------------------------------------
21N     17E     27                 640.00
                                              -----------------------------------------------------
21N     17E     29                 640.00
                                              -----------------------------------------------------
21N     17E     31                 638.06
                                              -----------------------------------------------------
21N     17E     33                 640.00
                                              -----------------------------------------------------
21N     17E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,502.22
                               ==========

22N     17E     01                 641.28
                                              -----------------------------------------------------
22N     17E     03                 640.80
                                              -----------------------------------------------------
22N     17E     05                 640.34
                                              -----------------------------------------------------
22N     17E     07                 620.22
                                              -----------------------------------------------------
22N     17E     09                 640.00
                                              -----------------------------------------------------
22N     17E     11                 640.00
                                              -----------------------------------------------------
22N     17E     13                 640.00
                                              -----------------------------------------------------
22N     17E     15                 640.00
                                              -----------------------------------------------------
22N     17E     17                 640.00
                                              -----------------------------------------------------
22N     17E     19                 619.60
                                              -----------------------------------------------------
22N     17E     21                 640.00
                                              -----------------------------------------------------
22N     17E     23                 640.00
                                              -----------------------------------------------------
22N     17E     25                 640.00
                                              -----------------------------------------------------
22N     17E     27                 640.00
                                              -----------------------------------------------------
22N     17E     29                 640.00
                                              -----------------------------------------------------
22N     17E     31                 623.58
                                              -----------------------------------------------------
22N     17E     33                 640.00
                                              -----------------------------------------------------
22N     17E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,465.82
                               ==========

23N     17E     01                 640.90
                                              -----------------------------------------------------
23N     17E     03                 639.84
                                              -----------------------------------------------------
23N     17E     05                 640.02
                                              -----------------------------------------------------
23N     17E     07                 614.48
                                              -----------------------------------------------------
23N     17E     09                 640.00
                                              -----------------------------------------------------
23N     17E     11                 640.00
                                              -----------------------------------------------------

23N     17E     13                 640.00
                                              -----------------------------------------------------
23N     17E     15                 640.00
                                              -----------------------------------------------------
23N     17E     17                 640.00
                                              -----------------------------------------------------
23N     17E     19                 614.54
                                              -----------------------------------------------------
23N     17E     21                 640.00
                                              -----------------------------------------------------
23N     17E     23                 640.00
                                              -----------------------------------------------------
23N     17E     25                 640.00
                                              -----------------------------------------------------
23N     17E     27                 640.00
                                              -----------------------------------------------------
23N     17E     29                 640.00
                                              -----------------------------------------------------
23N     17E     31                 616.72
                                              -----------------------------------------------------
23N     17E     33                 640.00
                                              -----------------------------------------------------
23N     17E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,446.50
                               ==========

24N     17E     13                 640.00
                                              -----------------------------------------------------
24N     17E     15                 640.00
                                              -----------------------------------------------------
24N     17E     17                 640.00
                                              -----------------------------------------------------
24N     17E     19                 611.46
                                              -----------------------------------------------------
24N     17E     21                 640.00
                                              -----------------------------------------------------
24N     17E     23                 640.00
                                              -----------------------------------------------------
24N     17E     25                 640.00
                                              -----------------------------------------------------
24N     17E     27                 640.00
                                              -----------------------------------------------------
24N     17E     29                 640.00
                                              -----------------------------------------------------
24N     17E     31                 614.54
                                              -----------------------------------------------------
24N     17E     33                 640.00
                                              -----------------------------------------------------
24N     17E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 7,626.00
                               ==========

14N     18E     02                  80.00     N1/2SW
14N     18E     11                 640.00
14N     18E     13                 160.00
                                              -----------------------------------------------------

                               ----------
                                  880.00
                               ==========

15N     18E     04                 642.98     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     06                 661.29     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     08                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     10                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     12                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     14                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     18                 666.22     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N     18E     30                 669.94
                                              -----------------------------------------------------

                               ----------
                                 5,200.43
                               ==========

16N     18E     04                 734.50
                                              ----------------------------------------------------------
16N     18E     06                 789.06
                                              ----------------------------------------------------------
16N     18E     08                 640.00
                                              ----------------------------------------------------------
16N     18E     10                 640.00
                                              ----------------------------------------------------------
16N     18E     12                 640.00
                                              ----------------------------------------------------------
16N     18E     14                 640.00
                                              ----------------------------------------------------------
16N     18E     18                 669.26
                                              ----------------------------------------------------------
16N     18E     20                 640.00
                                              ----------------------------------------------------------
16N     18E     22                 640.00
                                              ----------------------------------------------------------
16N     18E     26                 640.00
                                              ----------------------------------------------------------
16N     18E     28                 640.00
                                              ----------------------------------------------------------
16N     18E     30                 666.08
                                              ----------------------------------------------------------
16N     18E     34                 640.00
                                              ----------------------------------------------------------

                               ----------
                                 8,618.90
                               ==========

                                              -----------------------------------------------------
17N     18E     18                 636.80
                                              -----------------------------------------------------
17N     18E     20                 640.00
                                              -----------------------------------------------------
17N     18E     26                 640.00
                                              -----------------------------------------------------
17N     18E     28                 640.00
                                              -----------------------------------------------------
17N     18E     30                 638.16
                                              -----------------------------------------------------
17N     18E     34                 640.00
                                              -----------------------------------------------------

                               ----------
                                 3,834.96
                               ==========

                                              -----------------------------------------------------
18N     18E     07                  99.76
                                              -----------------------------------------------------
18N     18E     08                  34.30
                                              -----------------------------------------------------
18N     18E     09                 239.58
                                              -----------------------------------------------------
18N     18E     11                 320.27
                                              -----------------------------------------------------
18N     18E     13                 123.66
                                              -----------------------------------------------------
18N     18E     14                 560.00
                                              -----------------------------------------------------
18N     18E     15                  47.60
                                              -----------------------------------------------------

                               ----------
                                 1,425.17
                               ==========

                                              -----------------------------------------------------
20N     18E     05                  70.41
                                              -----------------------------------------------------
20N     18E     07                 221.99
                                              -----------------------------------------------------

                               ----------
                                   292.40
                               ==========

21N     18E     01                 640.48
                                              -----------------------------------------------------
21N     18E     03                 641.62
                                              -----------------------------------------------------
21N     18E     05                 639.30
                                              -----------------------------------------------------
21N     18E     07                 626.58
                                              -----------------------------------------------------

21N     18E     09                 640.00
                                              -----------------------------------------------------
21N     18E     11                 640.00
                                              -----------------------------------------------------
21N     18E     13                 640.00
                                              -----------------------------------------------------
21N     18E     15                 640.00
                                              -----------------------------------------------------
21N     18E     17                 640.00
                                              -----------------------------------------------------
21N     18E     19                 632.32
                                              -----------------------------------------------------
21N     18E     21                 640.00
                                              -----------------------------------------------------
21N     18E     23                 640.00
                                              -----------------------------------------------------
21N     18E     25                 640.00
                                              -----------------------------------------------------
21N     18E     27                 640.00
                                              -----------------------------------------------------
21N     18E     29                 640.00
                                              -----------------------------------------------------
21N     18E     31                 638.08
                                              -----------------------------------------------------
21N     18E     33                 640.00
                                              -----------------------------------------------------
21N     18E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,498.38
                               ==========

22N     18E     01                 640.54
                                              ----------------------------------------------------------
22N     18E     03                 641.78
                                              ----------------------------------------------------------
22N     18E     05                 637.74
                                              ----------------------------------------------------------
22N     18E     07                 618.32
                                              ----------------------------------------------------------
22N     18E     09                 640.00
                                              ----------------------------------------------------------
22N     18E     11                 640.00
                                              ----------------------------------------------------------
22N     18E     13                 640.00
                                              ----------------------------------------------------------
22N     18E     15                 640.00
                                              ----------------------------------------------------------
22N     18E     17                 640.00
                                              ----------------------------------------------------------
22N     18E     19                 621.60
                                              ----------------------------------------------------------
22N     18E     21                 640.00
                                              ----------------------------------------------------------
22N     18E     23                 640.00
                                              ----------------------------------------------------------
22N     18E     25                 640.00
                                              ----------------------------------------------------------
22N     18E     27                 640.00
                                              ----------------------------------------------------------
22N     18E     29                 640.00
                                              ----------------------------------------------------------
22N     18E     31                 623.42
                                              ----------------------------------------------------------
22N     18E     33                 640.00
                                              ----------------------------------------------------------
22N     18E     35                 640.00
                                              ----------------------------------------------------------

                               ----------
                                11,463.40
                               ==========

23N     18E     01                 641.18
                                              -----------------------------------------------------
23N     18E     03                 638.18
                                              -----------------------------------------------------
23N     18E     05                 639.84
                                              -----------------------------------------------------
23N     18E     07                 614.54
                                              -----------------------------------------------------
23N     18E     09                 640.00
                                              -----------------------------------------------------
23N     18E     11                 640.00
                                              -----------------------------------------------------
23N     18E     13                 640.00
                                              -----------------------------------------------------
23N     18E     15                 640.00
                                              -----------------------------------------------------

23N     18E     17                 640.00
                                              -----------------------------------------------------
23N     18E     19                 617.12
                                              -----------------------------------------------------
23N     18E     21                 640.00
                                              -----------------------------------------------------
23N     18E     23                 640.00
                                              -----------------------------------------------------
23N     18E     25                 640.00
                                              -----------------------------------------------------
23N     18E     27                 640.00
                                              -----------------------------------------------------
23N     18E     29                 640.00
                                              -----------------------------------------------------
23N     18E     31                 618.14
                                              -----------------------------------------------------
23N     18E     33                 640.00
                                              -----------------------------------------------------
23N     18E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                11,449.00
                               ==========

24N     18E     13                 640.00
                                              -----------------------------------------------------
24N     18E     15                 640.00
                                              -----------------------------------------------------
24N     18E     17                 640.00
                                              -----------------------------------------------------
24N     18E     19                 615.84
                                              -----------------------------------------------------
24N     18E     21                 640.00
                                              -----------------------------------------------------
24N     18E     23                 640.00
                                              -----------------------------------------------------
24N     18E     25                 640.00
                                              -----------------------------------------------------
24N     18E     27                 640.00
                                              -----------------------------------------------------
24N     18E     29                 640.00
                                              -----------------------------------------------------
24N     18E     31                 611.90
                                              -----------------------------------------------------
24N     18E     33                 640.00
                                              -----------------------------------------------------
24N     18E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 7,627.74
                               ==========

13N     19E     08                 640.00
                                              -----------------------------------------------------
13N     19E     21                 640.00
                                              -----------------------------------------------------
13N     19E     27                 320.00     E1/2
                                              -----------------------------------------------------

                               ----------
                                 1,600.00
                               ==========

15N             06                 635.82     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
15N             10                 640.00
                                              -----------------------------------------------------
15N             23                 640.00
                                              -----------------------------------------------------
15N     19E     25                 640.00
                                              -----------------------------------------------------
15N     19E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                 3,195.82
                               ==========

16N     19E     08                 640.00
                                              -----------------------------------------------------
16N     19E     10                 640.00
                                              -----------------------------------------------------

16N     19E     12                 640.00
                                              -----------------------------------------------------
16N     19E     14                 640.00
                                              -----------------------------------------------------
16N     19E     18                 635.48
                                              -----------------------------------------------------
16N     19E     20                 640.00
                                              -----------------------------------------------------
16N     19E     22                 640.00
                                              -----------------------------------------------------
16N     19E     28                 640.00
                                              -----------------------------------------------------
16N     19E     30                 629.56
                                              -----------------------------------------------------

                               ----------
                                 5,745.04
                               ==========

17N     19E     04                   9.08
                                              -----------------------------------------------------
17N     19E     06                 663.83
                                              -----------------------------------------------------

                               ----------
                                   672.91
                               ==========

18N     19E     18                 312.60
                                              -----------------------------------------------------
18N     19E     20                 480.00
                                              -----------------------------------------------------

                               ----------
                                   792.60
                               ==========

12N     20E     04                 382.64
                                              -----------------------------------------------------

                               ----------
                                   382.64
                               ==========

13N     20E     10                 640.00
                                              -----------------------------------------------------
13N     20E     20                 640.00
                                              -----------------------------------------------------
13N     20E     22                 320.00     S2
                                              -----------------------------------------------------
13N     20E     24                 580.35
                                              -----------------------------------------------------
13N     20E     25                 640.00
                                              -----------------------------------------------------
13N     20E     26                 640.00
                                              -----------------------------------------------------
13N     20E     28                 640.00
                                              -----------------------------------------------------
13N     20E     30                 639.64
                                              -----------------------------------------------------
13N     20E     34                 640.00
                                              -----------------------------------------------------

                               ----------
                                 5,379.99
                               ==========

14N     20E     04                 480.00
14N     20E     05                 640.00
14N     20E     07                 640.00
                                              -----------------------------------------------------
14N     20E     08                 640.00
14N     20E     09                 640.00
14N     20E     19                 640.00
                                              -----------------------------------------------------
14N     20E     20                 640.00
                                              -----------------------------------------------------
14N     20E     22                 640.00
                                              -----------------------------------------------------

14N     20E     26                 640.00
                                              -----------------------------------------------------
14N     20E     28                 640.00
                                              -----------------------------------------------------
14N     20E     30                 321.04
14N     20E     31                 640.00
                                              -----------------------------------------------------
14N     20E     34                 640.00
                                              -----------------------------------------------------
                               ----------
                                 7,841.04
                               ==========

15N     20E     04                 639.72
                                              -----------------------------------------------------
15N     20E     06                 637.96
                                              -----------------------------------------------------
15N     20E     08                 640.00
                                              -----------------------------------------------------
15N     20E     09                 640.00
                                              -----------------------------------------------------
15N     20E     17                 640.00
                                              -----------------------------------------------------
15N     20E     18                 643.04
                                              -----------------------------------------------------
15N     20E     19                 640.00
                                              -----------------------------------------------------
15N     20E     21                 640.00
                                              -----------------------------------------------------
15N     20E     29                 640.00
                                              -----------------------------------------------------
15N     20E     31                 640.00
                                              -----------------------------------------------------
15N     20E     33                 640.00
                                              -----------------------------------------------------

                               ----------
                                 7,040.72
                               ==========

16N     20E     06                 678.24
                                              -----------------------------------------------------
16N     20E     10                 640.00
                                              -----------------------------------------------------
16N     20E     20                 640.00
                                              -----------------------------------------------------
16N     20E     30                 634.58
                                              -----------------------------------------------------

                               ----------
                                 2,592.82
                               ==========

17N     20E     18                 638.68
                                              -----------------------------------------------------
17N     20E     20                 640.00
                                              -----------------------------------------------------
17N     20E     30                 629.08
                                              -----------------------------------------------------

                               ----------
                                 1,907.76
                               ==========

12N     21E     04                 320.00
                                              -----------------------------------------------------
12N     21E     12                  80.00
                                              -----------------------------------------------------

                               ----------
                                   400.00
                               ==========

13N     21E     31                 640.00
                                              -----------------------------------------------------

                               ----------
                                   640.00
                               ==========

14N     21E     01                 230.00
14N     21E     13                  40.00
                                              -----------------------------------------------------

                               ----------
                                   270.00
                               ==========

15N     21E     12                 640.00
                                              -----------------------------------------------------

                               ----------
                                   640.00
                               ==========

16N     21E     26                 640.00

                               ----------
                                    640.00
                               ==========

17N     21E     01                 639.45     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     03                 480.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     09                 130.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     11                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     12                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     13                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     14                 480.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     15                  25.16     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     23                 106.02     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     24                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------
17N     21E     25                 437.14     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------

                               ----------
                                 4,857.77
                               ==========

                                              -----------------------------------------------------
18N     21E     35                 285.00     Oil, gas, geo thermal & pet. wood reserved
                                              -----------------------------------------------------

                               ----------
                                  285.00
                               ==========

11N     22E     01                 640.80
                                              -----------------------------------------------------
11N     22E     03                 330.13
                                              -----------------------------------------------------
11N     22E     05                 563.36
                                              -----------------------------------------------------
11N     22E     08                 640.00
                                              -----------------------------------------------------

                               ----------
                                 2,174.29
                               ==========

12N     22E     01                 437.84
                                              -----------------------------------------------------
12N     22E     03                 415.20
                                              -----------------------------------------------------
12N     22E     05                 393.20
                                              -----------------------------------------------------
12N     22E     07                1013.64
                                              -----------------------------------------------------
12N     22E     09                 640.00
                                              -----------------------------------------------------
12N     22E     11                 597.73
                                              -----------------------------------------------------
12N     22E     15                 640.00
                                              -----------------------------------------------------

12N     22E     17                 640.00
                                              -----------------------------------------------------
12N     22E     19                 854.16
                                              -----------------------------------------------------
12N     22E     21                 640.00
                                              -----------------------------------------------------
12N     22E     23                 640.00
                                              -----------------------------------------------------
12N     22E     25                 640.00
                                              -----------------------------------------------------
12N     22E     27                 640.00
                                              -----------------------------------------------------
12N     22E     29                 640.00
                                              -----------------------------------------------------
12N     22E     31                 772.07
                                              -----------------------------------------------------
12N     22E     33                 480.00
                                              -----------------------------------------------------
12N     22E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                10,723.84
                               ==========

13N     22E     01                 638.88
                                              -----------------------------------------------------
13N     22E     03                 640.18
                                              -----------------------------------------------------
13N     22E     05                 642.72
                                              -----------------------------------------------------
13N     22E     06                 615.07
                                              -----------------------------------------------------
13N     22E     07                 699.84
                                              -----------------------------------------------------
13N     22E     09                 640.00
                                              -----------------------------------------------------
13N     22E     11                 640.00
                                              -----------------------------------------------------
13N     22E     12                 640.00
                                              -----------------------------------------------------
13N     22E     13                 640.00
                                              -----------------------------------------------------
13N     22E     14                 640.00
                                              -----------------------------------------------------
13N     22E     15                 640.00
                                              -----------------------------------------------------
13N     22E     17                 640.00
                                              -----------------------------------------------------
13N     22E     19                 616.18
                                              -----------------------------------------------------
13N     22E     21                 640.00
                                              -----------------------------------------------------
13N     22E     22                 640.00     E2
                                              -----------------------------------------------------
13N     22E     23                 640.00
                                              -----------------------------------------------------
13N     22E     24                 640.00
                                              -----------------------------------------------------
13N     22E     25                 640.00
                                              -----------------------------------------------------
13N     22E     26                 640.00
                                              -----------------------------------------------------
13N     22E     27                 640.00
                                              -----------------------------------------------------
13N     22E     29                 640.00
                                              -----------------------------------------------------
13N     22E     31                 648.00
                                              -----------------------------------------------------
13N     22E     33                 640.00
                                              -----------------------------------------------------
13N     22E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                15,380.87
                               ==========

14N     22E     01                 677.92
14N     22E     03                 667.58
14N     22E     04                 661.28
                                              -----------------------------------------------------
14N     22E     05                 655.18
                                              -----------------------------------------------------
14N     22E     06                 699.65
                                              -----------------------------------------------------
14N     22E     07                 695.68
                                              -----------------------------------------------------
14N     22E     08                 640.00
                                              -----------------------------------------------------
14N     22E     09                 640.00
                                              -----------------------------------------------------

14N     22E     11                 640.00
                                              -----------------------------------------------------
14N     22E     12                 640.00
                                              -----------------------------------------------------
14N     22E     13                 640.00
                                              -----------------------------------------------------
14N     22E     14                 640.00
                                              -----------------------------------------------------
14N     22E     15                 640.00
                                              -----------------------------------------------------
14N     22E     17                 640.00
                                              -----------------------------------------------------
14N     22E     18                 590.45
                                              -----------------------------------------------------
14N     22E     19                 705.42
                                              -----------------------------------------------------
14N     22E     20                 640.00
                                              -----------------------------------------------------
14N     22E     21                 640.00
                                              -----------------------------------------------------
14N     22E     22                 600.00
                                              -----------------------------------------------------
14N     22E     23                 555.00
                                              -----------------------------------------------------
14N     22E     24                 640.00
                                              -----------------------------------------------------
14N     22E     25                 640.00
                                              -----------------------------------------------------
14N     22E     26                 640.00
                                              -----------------------------------------------------
14N     22E     27                 640.00
                                              -----------------------------------------------------
14N     22E     28                 640.00
                                              -----------------------------------------------------
14N     22E     29                 640.00
                                              -----------------------------------------------------
14N     22E     30                 709.28
                                              -----------------------------------------------------
14N     22E     31                 713.82
                                              -----------------------------------------------------
14N     22E     33                 640.00
                                              -----------------------------------------------------
14N     22E     34                 640.00
                                              -----------------------------------------------------
14N     22E     35                 640.00
                                              -----------------------------------------------------

                               ----------
                                20,091.26
                               ==========

15N     22E     01                 643.92
15N     22E     03                 640.48
                                              -----------------------------------------------------
15N     22E     05                 641.18
                                              -----------------------------------------------------
15N     22E     06                 707.05
                                              -----------------------------------------------------
15N     22E     07                 718.82
                                              -----------------------------------------------------
15N     22E     09                 640.00
                                              -----------------------------------------------------
15N     22E     10                 640.00
                                              -----------------------------------------------------
15N     22E     11                 640.00
                                              -----------------------------------------------------
15N     22E     13                 640.00
                                              -----------------------------------------------------
15N     22E     14                 640.00
                                              -----------------------------------------------------
15N     22E     15                 640.00
                                              -----------------------------------------------------
15N     22E     17                 640.00
                                              -----------------------------------------------------
15N     22E     20                 640.00
                                              -----------------------------------------------------
15N     22E     21                 640.00
                                              -----------------------------------------------------
15N     22E     22                 640.00
                                              -----------------------------------------------------
15N     22E     23                 640.00
                                              -----------------------------------------------------
15N     22E     24                 640.00
                                              -----------------------------------------------------
15N     22E     25                 640.00
                                              -----------------------------------------------------
15N     22E     26                 640.00
                                              -----------------------------------------------------
15N     22E     27                 640.00
                                              -----------------------------------------------------
15N     22E     28                 640.00
                                              -----------------------------------------------------

15N     22E     31                 691.20
                                              ----------------------------------------------------------
15N     22E     33                 640.00
                                              ----------------------------------------------------------
15N     22E     34                 640.00
                                              ----------------------------------------------------------
15N     22E     35                 640.00
                                              ----------------------------------------------------------

                              -----------
                                16,202.65
                              ===========

16N     22E     01                 637.20     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
16N     22E     02                 636.86     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
16N     22E     03                 637.41     N2,Oil, gas, geo thermal & pet. wood reserv
                                              ----------------------------------------------------------
16N     22E     04                 638.08     N2,Oil, gas, geo thermal & pet. wood reserv
                                              ----------------------------------------------------------
16N     22E     05                 638.30     N2,Oil, gas, geo thermal & pet. wood reserv
                                              ----------------------------------------------------------
16N     22E     07                 631.94
                                              ----------------------------------------------------------
16N     22E     09                 640.00
                                              ----------------------------------------------------------
16N     22E     10                 640.00
                                              ----------------------------------------------------------
16N     22E     11                 640.00
                                              ----------------------------------------------------------
16N     22E     12                 657.94     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
16N     22E     13                 669.33
                                              ----------------------------------------------------------
16N     22E     14                 640.00
                                              ----------------------------------------------------------
16N     22E     15                 640.00
                                              ----------------------------------------------------------
16N     22E     19                 631.36
                                              ----------------------------------------------------------
16N     22E     21                 640.00
                                              ----------------------------------------------------------
16N     22E     22                 640.00
                                              ----------------------------------------------------------
16N     22E     23                 640.00
                                              ----------------------------------------------------------
16N     22E     24                 655.04
                                              ----------------------------------------------------------
16N     22E     25                 640.00
                                              ----------------------------------------------------------
16N     22E     27                 640.00
                                              ----------------------------------------------------------
16N     22E     31                 630.82
                                              ----------------------------------------------------------
16N     22E     33                 640.00
                                              ----------------------------------------------------------
16N     22E     35                 640.00
                                              ----------------------------------------------------------

                              -----------
                                14,744.28
                              ===========

17N     22E     01                 641.48     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     02                 642.54     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     03                 641.78     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     04                 639.74     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     05                 641.06     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     06                 677.31     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     07                 668.78     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     08                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     09                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     10                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     11                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     12                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     13                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------

17N     22E     14                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     15                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     17                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     18                 663.98     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     19                 657.42     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     20                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     21                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     22                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     23                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     24                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     25                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     26                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     27                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     28                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     29                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     30                 651.58     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     31                 644.70     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     32                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     33                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     34                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
17N     22E     35                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------

                              -----------
                                21,890.37
                              ===========

                                              ----------------------------------------------------------
18N     22E     13                 620.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     14                 241.63     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     15                  66.47     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     21                 320.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     22                 479.85     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     23                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     24                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     25                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     26                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     27                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     28                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     29                 435.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     31                 597.52     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     32                 480.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     33                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     34                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
18N     22E     35                 640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------

                      -------------------
                                 9,000.47
                      ===================

11N     23E     05                 639.24
                                              ----------------------------------------------------------

                              -----------
                                   639.24
                              ===========

     12N     23E    01             522.06
                                              ----------------------------------------------------------
     12N     23E    03             494.58
                                              ----------------------------------------------------------
     12N     23E    05             465.90
                                              ----------------------------------------------------------
     12N     23E    07             654.98
                                              ----------------------------------------------------------
     12N     23E    08             640.00
                                              ----------------------------------------------------------
     12N     23E    09             640.00
                                              ----------------------------------------------------------
     12N     23E    10             480.00
                                              ----------------------------------------------------------
     12N     23E    11             640.00
                                              ----------------------------------------------------------
     12N     23E    12             600.00
                                              ----------------------------------------------------------
     12N     23E    13             640.00
                                              ----------------------------------------------------------
     12N     23E    14             640.00
                                              ----------------------------------------------------------
     12N     23E    15             640.00
                                              ----------------------------------------------------------
     12N     23E    17             640.00
                                              ----------------------------------------------------------
     12N     23E    18             618.06
                                              ----------------------------------------------------------
     12N     23E    19             660.22
                                              ----------------------------------------------------------
     12N     23E    21             640.00
                                              ----------------------------------------------------------
     12N     23E    22             640.00
                                              ----------------------------------------------------------
     12N     23E    23             600.00
                                              ----------------------------------------------------------
     12N     23E    25             640.00
                                              ----------------------------------------------------------
     12N     23E    26             640.00
                                              ----------------------------------------------------------
     12N     23E    27             640.00
                                              ----------------------------------------------------------
     12N     23E    29             640.00
                                              ----------------------------------------------------------
     12N     23E    31             664.06
                                              ----------------------------------------------------------
     12N     23E    33             640.00
                                              ----------------------------------------------------------
     12N     23E    35             640.00
                                              ----------------------------------------------------------

                              -----------
                                15,359.86
                              ===========

     13N     23E    01             640.58
                                              ----------------------------------------------------------
     13N     23E    03             642.46
                                              ----------------------------------------------------------
     13N     23E    04             322.08
                                              ----------------------------------------------------------
     13N     23E    05             641.92
                                              ----------------------------------------------------------
     13N     23E    06             691.50
                                              ----------------------------------------------------------
     13N     23E    07             680.78
                                              ----------------------------------------------------------
     13N     23E    09             640.00
                                              ----------------------------------------------------------
     13N     23E    11             640.00
                                              ----------------------------------------------------------
     13N     23E    12             640.00
                                              ----------------------------------------------------------
     13N     23E    13             640.00
                                              ----------------------------------------------------------
     13N     23E    14             640.00
                                              ----------------------------------------------------------
     13N     23E    15             640.00
                                              ----------------------------------------------------------
     13N     23E    17             640.00
                                              ----------------------------------------------------------
     13N     23E    18             673.18
                                              ----------------------------------------------------------
     13N     23E    19             665.92
                                              ----------------------------------------------------------
     13N     23E    20             640.00
                                              ----------------------------------------------------------
     13N     23E    21             640.00
                                              ----------------------------------------------------------
     13N     23E    22             240.00
                                              ----------------------------------------------------------

     13N     23E    23             640.00
                                              ----------------------------------------------------------
     13N     23E    24             640.00
                                              ----------------------------------------------------------
     13N     23E    25             640.00
                                              ----------------------------------------------------------
     13N     23E    27             640.00
                                              ----------------------------------------------------------
     13N     23E    28             640.00
                                              ----------------------------------------------------------
     13N     23E    29             640.00
                                              ----------------------------------------------------------
     13N     23E    30             656.38
                                              ----------------------------------------------------------
     13N     23E    31             645.66
                                              ----------------------------------------------------------
     13N     23E    33             640.00
                                              ----------------------------------------------------------
     13N     23E    34             400.00
                                              ----------------------------------------------------------
     13N     23E    35             640.00
                                              ----------------------------------------------------------

                              -----------
                                17,780.46
                              ===========

     14N     23E    01             645.02
                                              ----------------------------------------------------------
     14N     23E    03             658.60
                                              ----------------------------------------------------------
     14N     23E    04             664.22
                                              ----------------------------------------------------------
     14N     23E    05             669.42
                                              ----------------------------------------------------------
     14N     23E    06             757.39
                                              ----------------------------------------------------------
     14N     23E    07             713.76
                                              ----------------------------------------------------------
     14N     23E    08             640.00
                                              ----------------------------------------------------------
     14N     23E    09             640.00
                                              ----------------------------------------------------------
     14N     23E    10             640.00
                                              ----------------------------------------------------------
     14N     23E    11             640.00
                                              ----------------------------------------------------------
     14N     23E    12             480.00
                                              ----------------------------------------------------------
     14N     23E    13             640.00
                                              ----------------------------------------------------------
     14N     23E    15             640.00
                                              ----------------------------------------------------------
     14N     23E    17             630.00
                                              ----------------------------------------------------------
     14N     23E    18             710.74
                                              ----------------------------------------------------------
     14N     23E    19             705.94
                                              ----------------------------------------------------------
     14N     23E    20             640.00
                                              ----------------------------------------------------------
     14N     23E    21             640.00
                                              ----------------------------------------------------------
     14N     23E    22             480.00
                                              ----------------------------------------------------------
     14N     23E    23             640.00
                                              ----------------------------------------------------------
     14N     23E    24             640.00
                                              ----------------------------------------------------------
     14N     23E    25             640.00
                                              ----------------------------------------------------------
     14N     23E    26             640.00
                                              ----------------------------------------------------------
     14N     23E    27             640.00
                                              ----------------------------------------------------------
     14N     23E    28             640.00
                                              ----------------------------------------------------------
     14N     23E    29             640.00
                                              ----------------------------------------------------------
     14N     23E    30             700.58
                                              ----------------------------------------------------------
     14N     23E    31             697.18
                                              ----------------------------------------------------------
     14N     23E    33             640.00
                                              ----------------------------------------------------------
     14N     23E    35             640.00
                                              ----------------------------------------------------------

                              -----------
                                19,392.85
                              ===========

     15N     23E    03             321.69
                                              ----------------------------------------------------------

     15N     23E    05             640.22
                                              ----------------------------------------------------------
     15N     23E    07             725.02
                                              ----------------------------------------------------------
     15N     23E    09             640.00
                                              ----------------------------------------------------------
     15N     23E    11             640.00
                                              ----------------------------------------------------------
     15N     23E    13             640.00
                                              ----------------------------------------------------------
     15N     23E    15             640.00
                                              ----------------------------------------------------------
     15N     23E    17             640.00
                                              ----------------------------------------------------------
     15N     23E    18             722.72
                                              ----------------------------------------------------------
     15N     23E    19             722.50
                                              ----------------------------------------------------------
     15N     23E    20             640.00
                                              ----------------------------------------------------------
     15N     23E    21             640.00
                                              ----------------------------------------------------------
     15N     23E    22             640.00
                                              ----------------------------------------------------------
     15N     23E    23             640.00
                                              ----------------------------------------------------------
     15N     23E    25             640.00
                                              ----------------------------------------------------------
     15N     23E    26             480.00
                                              ----------------------------------------------------------
     15N     23E    27             640.00
                                              ----------------------------------------------------------
     15N     23E    28             160.00
                                              ----------------------------------------------------------
     15N     23E    29             640.00
                                              ----------------------------------------------------------
     15N     23E    30             722.82
                                              ----------------------------------------------------------
     15N     23E    31             720.62
                                              ----------------------------------------------------------
     15N     23E    33             640.00
                                              ----------------------------------------------------------
     15N     23E    34             240.00
                                              ----------------------------------------------------------
     15N     23E    35             640.00
                                              ----------------------------------------------------------

                              -----------
                                14,415.59
                              ===========

                                              ----------------------------------------------------------
     16N     23E    03             321.29     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    04             628.38     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    05             631.90     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    07             724.26     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    08             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    09             617.50     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    10             307.70     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     16N     23E    15             624.30
                                              ----------------------------------------------------------

                              -----------
                                 4,495.33
                              ===========


     17N     23E    01             645.50     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    03             641.32     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    05             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    07             639.66     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    08             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    09             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    11             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    13             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    14             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    15             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------

     17N     23E    17             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    18             637.20     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    19             637.62     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    21             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    22             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    23             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    24             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    25             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    26             600.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    27             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     17N     23E    29             640.00     Oil, gas, geo thermal & pet. wood reserved*
                                              ----------------------------------------------------------
     17N     23E    31             638.72     Oil, gas, geo thermal & pet. wood reserved*
                                              ----------------------------------------------------------
     17N     23E    33             640.00     Oil, gas, geo thermal & pet. wood reserved*
                                              ----------------------------------------------------------

                              -----------
                                14,680.02
                              ===========

                                              ----------------------------------------------------------
     18N     23E    07             125.00     Oil, gas, geo thermal & pet. wood reserved*
                                              ----------------------------------------------------------
     18N     23E    09              10.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    11              10.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    13             590.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    15             580.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    17             590.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    18             633.26     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    19             633.36     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    20             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    21             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    23             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    25             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    26             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    27             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    28             320.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    29             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    30             633.86     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    31             634.28     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    32             480.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    33             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    34             320.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------
     18N     23E    35             640.00     Oil, gas, geo thermal & pet. wood reserved
                                              ----------------------------------------------------------

                              -----------
                                11,319.76
                              ===========

                              -----------
TOTAL                          452,555.08
                              ===========

                        MOHAVE COUNTY, AZ

                                          3/31/2002
                                            MINERAL
                                              ACRES
TWN      RGE     SEC                          OWNED         COMMENTS
--------------------------------------------------------------------------------
17N      18W     01                          560.00
                                                          ---------------
17N      18W     13                          193.29
                                                          ---------------

                         --------------------------
                                             753.29
                         ==========================

18N      18W     01                          624.72
                                                          ---------------
18N      18W     25                          640.00
                                                          ---------------

                         --------------------------
                                           1,264.72

                         ==========================

19N      18W     01                          641.12
                                                          ---------------
19N      18W     03                          644.36
                                                          ---------------
19N      18W     05                          647.04
                                                          ---------------
19N      18W     07                          633.72
                                                          ---------------
19N      18W     09                          640.00
                                                          ---------------
19N      18W     11                          640.00
                                                          ---------------
19N      18W     13                          640.00
                                                          ---------------
19N      18W     15                          640.00
                                                          ---------------
19N      18W     21                          640.00
                                                          ---------------
19N      18W     23                          640.00
                                                          ---------------
19N      18W     25                          640.00
                                                          ---------------
19N      18W     27                          640.00
                                                          ---------------
19N      18W     33                          640.00
                                                          ---------------
19N      18W     35                          640.00
                                                          ---------------

                         --------------------------
                                           8,966.24

                         ==========================

20N      18W     01                          657.32
                                                          ---------------
20N      18W     05                          651.88
                                                          ---------------
20N      18W     07                          631.80
                                                          ---------------
20N      18W     15                          640.00
                                                          ---------------
20N      18W     17                          640.00
                                                          ---------------
20N      18W     19                          634.20
                                                          ---------------
20N      18W     21                          640.00
                                                          ---------------

20N      18W     23                          640.00
                                                          ---------------
20N      18W     25                          640.00
                                                          ---------------
20N      18W     27                          640.00
                                                          ---------------
20N      18W     29                          640.00
                                                          ---------------
20N      18W     31                          634.28
                                                          ---------------
20N      18W     33                          640.00
                                                          ---------------
20N      18W     35                          640.00
                                                          ---------------

                         --------------------------
                                           8,969.48
                         ==========================

21N      18W     01                          641.60
                                                          ---------------
21N      18W     03                          640.60
                                                          ---------------
21N      18W     05                          640.48
                                                          ---------------
21N      18W     07                          477.87
                                                          ---------------
21N      18W     09                          640.00
                                                          ---------------
21N      18W     11                          640.00
                                                          ---------------
21N      18W     13                          640.00
                                                          ---------------
21N      18W     15                          580.00
                                                          ---------------
21N      18W     17                          640.00
                                                          ---------------
21N      18W     19                          618.16
                                                          ---------------
21N      18W     21                          640.00
                                                          ---------------
21N      18W     23                          559.93
                                                          ---------------
21N      18W     25                          640.00
                                                          ---------------
21N      18W     27                          640.00
                                                          ---------------
21N      18W     29                          640.00
                                                          ---------------
21N      18W     31                          639.84
                                                          ---------------
21N      18W     33                          640.00
                                                          ---------------
21N      18W     35                          619.68
                                                          ---------------

                         --------------------------
                                          11,178.16
                         ==========================

                                                          ---------------
17N      19W     35                           80.00
                                                          ---------------

                         --------------------------
                                              80.00
                         ==========================

19N      19W     01                          649.16
                                                          ---------------
19N      19W     03                          649.88
                                                          ---------------
19N      19W     11                          640.00
                                                          ---------------

                         --------------------------
                                           1,939.04
                         ==========================

20N      19W     01                          646.64
                                                          ---------------
20N      19W     03                          645.44
                                                          ---------------
20N      19W     09                          640.00
                                                          ---------------
20N      19W     11                          640.00
                                                          ---------------
20N      19W     13                          640.00
                                                          ---------------
20N      19W     15                          640.00
                                                          ---------------
20N      19W     23                          640.00
                                                          ---------------
20N      19W     25                          640.00
                                                          ---------------
20N      19W     27                          640.00
                                                          ---------------
20N      19W     35                          640.00
                                                          ---------------

                         --------------------------
                                           6,412.08
                         ==========================

21N      19W     01                          640.36
                                                          ---------------
21N      19W     03                          640.64
                                                          ---------------
21N      19W     13                          640.00
                                                          ---------------
21N      19W     15                          640.00
                                                          ---------------
21N      19W     21                          640.00
                                                          ---------------
21N      19W     23                          640.00
                                                          ---------------
21N      19W     25                          640.00
                                                          ---------------
21N      19W     27                          640.00
                                                          ---------------
21N      19W     29                          637.64
                                                          ---------------
21N      19W     33                          640.00
                                                          ---------------
21N      19W     35                          640.00
                                                          ---------------

                         --------------------------
                                           7,038.64
                         ==========================

                         --------------------------
TOTAL                                     46,601.65
                         ==========================

                               COCONINO COUNTY, AZ
--------------------------------------------------------------------------------
                                    MINERAL
                                      ACRES
TWN   RGE   SEC                       OWNED             COMMENTS
--------------------------------------------------------------------------------
21N   07E   33                        10.00_

                     ----------------------
                                      10.00
                     ======================

19N   15E   07                        35.81_
19N   15E   17                        49.55_

                     ----------------------
                                      85.36
                     ======================

21N   15E   05                       640.42_
21N   15E   07                       636.18_
21N   15E   09                       640.00_
21N   15E   17                       640.00_
21N   15E   19                       637.34_
21N   15E   21                       640.00_
21N   15E   29                       640.00_
21N   15E   31                       638.88_
21N   15E   33                       640.00_

                     ----------------------
                                    5752.82
                     ======================

22N   15E   05                       638.54_
22N   15E   07                       637.76_
22N   15E   09                       640.00_
22N   15E   17                       640.00_
22N   15E   19                       639.58_
22N   15E   21                       640.00_
22N   15E   29                       640.00_
22N   15E   31                       640.08_
22N   15E   33                       640.00_

                     ----------------------
                                    5755.96
                     ======================

23N   15E   05                       638.30_
23N   15E   07                       637.66_
23N   15E   09                       640.00_
23N   15E   17                       640.00_
23N   15E   19                       640.13_
23N   15E   21                       640.00_
23N   15E   29                       640.00_
23N   15E   31                       640.50_
23N   15E   33                       640.00_

                     ----------------------
                                    5756.59
                     ======================

24N   15E   17                       640.00_
24N   15E   19                       634.98_
24N   15E   21                       640.00_

24N   15E   29                       640.00_
24N   15E   31                       635.42_
24N   15E   33                       640.00_

                     -----------------------
                                   3,830.40
                     =======================

                     -----------------------
TOTAL                             21,191.13
                     =======================

                      CATRON COUNTY,
                      NEW MEXICO
                               3/31/2002
--------------------------------------------------------------------------------
                                  MINERAL
                                    ACRES
     TWN     RGE   SEC              OWNED                  COMMENTS
-----------------------------------------------------------------------------------------
     01N     12W     3             480.54    Lots 1-4,S2N2SW4
                                             --------------------------------------------
     01N     12W     4             637.54    Lots 1-4,S2N2
                                             --------------------------------------------
     01N     12W     7             386.44    Lots 1-4,W2E2,NE4SE4,S2SE4NE4
                                             --------------------------------------------

                          ---------------
                                 1,504.52
                          ===============

     03N     14W    22             640.00
                                             --------------------------------------------
     03N     14W    23             640.00
                                             --------------------------------------------
     03N     14W    35             640.00
                                             --------------------------------------------

                          ---------------
                                 1,920.00
                          ===============


     02N     15W    10             640.00
                                             --------------------------------------------
     02N     15W    13             640.00
                                             --------------------------------------------
     02N     15W    14             640.00
                                             --------------------------------------------
     02N     15W    17             640.00    160 Ac. Oil & Gas only
                                             --------------------------------------------
     02N     15W    20             320.00    N2
                                             --------------------------------------------
     02N     15W    21             640.00
                                             --------------------------------------------
     02N     15W    23             640.00
                                             --------------------------------------------
     02N     15W    24             640.00
                                             --------------------------------------------

     02N     15W    25             640.00
                                             --------------------------------------------
     02N     15W    26             640.00
                                             --------------------------------------------
     02N     15W    28             480.00    N2,SW4
                                             --------------------------------------------
     02N     15W    29             280.00    SE4,S2SW4,NE4SW4
                                             --------------------------------------------
     02N     15W    30             121.06    Lots 1,3,NE4NW4
                                             --------------------------------------------
     02N     15W    34             320.00    E2
                                             --------------------------------------------
     02N     15W    35             640.00
                                             --------------------------------------------

                          ---------------
                                 7,921.06
                          ===============

                          ---------------
Total Catron                    11,345.58
                          ===============


                         CIBOLA COUNTY, NM

                                  3/31/2002
--------------------------------------------------------------------------------------------------
                                    MINERAL
                                      ACRES
      TWN       RGE   SEC             OWNED                       COMMENTS
--------------------------------------------------------------------------------------------------
      05N       04W    24            480.00
                                                     ---------------------------------------------

                              --------------
                                     480.00
                              ==============

      06N       04W    01            636.80
      06N       04W    03            624.56
      06N       04W    05            629.52
      06N       04W    07            622.64
      06N       04W    09            640.00
      06N       04W    11            640.00
      06N       04W    13            640.00
      06N       04W    15            640.00
      06N       04W    17            640.00
      06N       04W    19            619.20
      06N       04W    21            640.00
      06N       04W    23            640.00
      06N       04W    25            640.00
      06N       04W    27            640.00
      06N       04W    29            640.00
      06N       04W    31            622.60

      06N       04W    33                   640.00
      06N       04W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,435.32
                                ==================

      07N       04W    01                   640.40
                                                         -------------------------------------------------------
      07N       04W    03                   640.80
                                                         -------------------------------------------------------
      07N       04W    05                   639.06
                                                         -------------------------------------------------------
      07N       04W    07                   631.60
                                                         -------------------------------------------------------
      07N       04W    09                   640.00
                                                         -------------------------------------------------------
      07N       04W    11                   560.00
                                                         -------------------------------------------------------
      07N       04W    13                   640.00
                                                         -------------------------------------------------------
      07N       04W    15                   640.00
                                                         -------------------------------------------------------
      07N       04W    17                   640.00
                                                         -------------------------------------------------------
      07N       04W    19                   626.40
                                                         -------------------------------------------------------
      07N       04W    21                   640.00
                                                         -------------------------------------------------------
      07N       04W    23                   640.00
                                                         -------------------------------------------------------
      07N       04W    25                   640.00
                                                         -------------------------------------------------------
      07N       04W    27                   640.00
                                                         -------------------------------------------------------
      07N       04W    29                   640.00
                                                         -------------------------------------------------------
      07N       04W    31                   622.60
                                                         -------------------------------------------------------
      07N       04W    33                   640.00
                                                         -------------------------------------------------------
      07N       04W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,400.86
                                ==================

      04N       05W    10                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                            640.00
                                ==================

      05N       05W    10                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                            640.00
                                ==================

      06N       05W    01                   646.00
                                                         -------------------------------------------------------
      06N       05W    03                   651.84
                                                         -------------------------------------------------------
      06N       05W    05                   645.60
                                                         -------------------------------------------------------

      06N       05W    07                   641.60
                                                         -------------------------------------------------------
      06N       05W    09                   640.00
                                                         -------------------------------------------------------
      06N       05W    11                   640.00
                                                         -------------------------------------------------------
      06N       05W    13                   640.00
                                                         -------------------------------------------------------
      06N       05W    15                   640.00
                                                         -------------------------------------------------------
      06N       05W    17                   640.00
                                                         -------------------------------------------------------
      06N       05W    19                   639.60
                                                         -------------------------------------------------------
      06N       05W    21                   640.00
                                                         -------------------------------------------------------
      06N       05W    23                   640.00
                                                         -------------------------------------------------------
      06N       05W    25                   640.00
                                                         -------------------------------------------------------
      06N       05W    27                   640.00
                                                         -------------------------------------------------------
      06N       05W    29                   640.00
                                                         -------------------------------------------------------
      06N       05W    31                   647.92
                                                         -------------------------------------------------------
      06N       05W    33                   640.00
                                                         -------------------------------------------------------
      06N       05W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,552.56
                                ==================

      07N       05W    01                   644.00
                                                         -------------------------------------------------------
      07N       05W    03                   644.00
                                                         -------------------------------------------------------
      07N       05W    05                   646.40
                                                         -------------------------------------------------------
      07N       05W    07                   627.20
                                                         -------------------------------------------------------
      07N       05W    09                   640.00
                                                         -------------------------------------------------------
      07N       05W    11                   640.00
                                                         -------------------------------------------------------
      07N       05W    13                   640.00
                                                         -------------------------------------------------------
      07N       05W    15                   640.00
                                                         -------------------------------------------------------
      07N       05W    17                   640.00
                                                         -------------------------------------------------------
      07N       05W    19                   628.40
                                                         -------------------------------------------------------
      07N       05W    21                   640.00
                                                         -------------------------------------------------------
      07N       05W    23                   640.00
                                                         -------------------------------------------------------
      07N       05W    25                   640.00
                                                         -------------------------------------------------------
      07N       05W    27                   640.00
                                                         -------------------------------------------------------
      07N       05W    29                   640.00
                                                         -------------------------------------------------------
      07N       05W    31                   631.20
                                                         -------------------------------------------------------
      07N       05W    33                   640.00
                                                         -------------------------------------------------------
      07N       05W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,501.20
                                ==================

      04N       06W    10                   640.00       Oil & Gas only
                                                         -------------------------------------------------------
      04N       06W    12                   280.00       Oil & Gas only [NE4,N2NW4,SE4NW4]
                                                         -------------------------------------------------------

                                ------------------
                                            920.00
                                ==================

      06N       06W    01                   638.40
                                                         -------------------------------------------------------
      06N       06W    03                   639.84
                                                         -------------------------------------------------------

      06N       06W    05                   642.00
                                                         -------------------------------------------------------
      06N       06W    07                   634.40
                                                         -------------------------------------------------------
      06N       06W    09                   640.00
                                                         -------------------------------------------------------
      06N       06W    11                   640.00
                                                         -------------------------------------------------------
      06N       06W    13                   640.00
                                                         -------------------------------------------------------
      06N       06W    15                   640.00
                                                         -------------------------------------------------------
      06N       06W    17                   640.00
                                                         -------------------------------------------------------
      06N       06W    19                   638.00
                                                         -------------------------------------------------------
      06N       06W    21                   640.00
                                                         -------------------------------------------------------
      06N       06W    23                   640.00
                                                         -------------------------------------------------------
      06N       06W    25                   640.00
                                                         -------------------------------------------------------
      06N       06W    27                   640.00
                                                         -------------------------------------------------------
      06N       06W    29                   640.00
                                                         -------------------------------------------------------
      06N       06W    31                   631.84
                                                         -------------------------------------------------------
      06N       06W    33                   640.00
                                                         -------------------------------------------------------
      06N       06W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,504.48
                                ==================

                                                         -------------------------------------------------------
      07N       06W    01                   640.48
                                                         -------------------------------------------------------
      07N       06W    03                   641.04
                                                         -------------------------------------------------------
      07N       06W    05                   641.20
                                                         -------------------------------------------------------
      07N       06W    07                   628.40
                                                         -------------------------------------------------------
      07N       06W    09                   640.00
                                                         -------------------------------------------------------
      07N       06W    11                   640.00
                                                         -------------------------------------------------------
      07N       06W    13                   640.00
                                                         -------------------------------------------------------
      07N       06W    15                   640.00
                                                         -------------------------------------------------------
      07N       06W    17                   640.00
                                                         -------------------------------------------------------
      07N       06W    19                   633.84
                                                         -------------------------------------------------------
      07N       06W    21                   640.00
                                                         -------------------------------------------------------
      07N       06W    23                   640.00
                                                         -------------------------------------------------------
      07N       06W    25                   640.00
                                                         -------------------------------------------------------
      07N       06W    27                   640.00
                                                         -------------------------------------------------------
      07N       06W    29                   640.00
                                                         -------------------------------------------------------

      07N       06W    31                   632.40
                                                         -------------------------------------------------------
      07N       06W    33                   640.00
                                                         -------------------------------------------------------
      07N       06W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,497.36
                                ==================

                                                         -------------------------------------------------------
      08N       13W    03                   630.88
                                                         -------------------------------------------------------
      08N       13W    04                   633.42
                                                         -------------------------------------------------------
      08N       13W    05                   636.36
                                                         -------------------------------------------------------
      08N       13W    06                   630.08
                                                         -------------------------------------------------------
      08N       13W    07                   629.16
                                                         -------------------------------------------------------
      08N       13W    08                   640.00
                                                         -------------------------------------------------------
      08N       13W    09                   640.00
                                                         -------------------------------------------------------
      08N       13W    10                   640.00
                                                         -------------------------------------------------------
      08N       13W    17                   640.00
                                                         -------------------------------------------------------
      08N       13W    18                   628.40
                                                         -------------------------------------------------------
      08N       13W    19                   629.00
                                                         -------------------------------------------------------

                                ------------------
                                          6,977.30
                                ==================

      09N       13W    06                   638.57
                                                         -------------------------------------------------------
      09N       13W    08                   640.00
                                                         -------------------------------------------------------
      09N       13W    10                   640.00
                                                         -------------------------------------------------------
      09N       13W    14                   640.00
                                                         -------------------------------------------------------
      09N       13W    18                   636.64
                                                         -------------------------------------------------------
      09N       13W    20                   640.00
                                                         -------------------------------------------------------
      09N       13W    30                   637.76
                                                         -------------------------------------------------------

                                ------------------
                                          4,472.97
                                ==================

      06N       14W    01                   640.40
                                                         -------------------------------------------------------
      06N       14W    03                   640.80
                                                         -------------------------------------------------------
      06N       14W    05                   641.36
                                                         -------------------------------------------------------
      06N       14W    07                   612.52
                                                         -------------------------------------------------------
      06N       14W    09                   640.00
                                                         -------------------------------------------------------
      06N       14W    11                   640.00
                                                         -------------------------------------------------------
      06N       14W    13                   640.00
                                                         -------------------------------------------------------
      06N       14W    15                   640.00
                                                         -------------------------------------------------------
      06N       14W    17                   640.00
                                                         -------------------------------------------------------

      06N       14W    19                   610.08
                                                         -------------------------------------------------------
      06N       14W    21                   640.00
                                                         -------------------------------------------------------
      06N       14W    23                   640.00
                                                         -------------------------------------------------------
      06N       14W    25                   640.00
                                                         -------------------------------------------------------
      06N       14W    27                   640.00
                                                         -------------------------------------------------------
      06N       14W    29                   640.00
                                                         -------------------------------------------------------
      06N       14W    31                   612.60
                                                         -------------------------------------------------------
      06N       14W    33                   640.00
                                                         -------------------------------------------------------
      06N       14W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,437.76
                                ==================

      07N       14W    01                   639.52
                                                         -------------------------------------------------------
      07N       14W    03                   641.68
                                                         -------------------------------------------------------
      07N       14W    05                   640.88
                                                         -------------------------------------------------------
      07N       14W    07                   624.08
                                                         -------------------------------------------------------
      07N       14W    09                   640.00
                                                         -------------------------------------------------------
      07N       14W    11                   640.00
                                                         -------------------------------------------------------
      07N       14W    13                   640.00
                                                         -------------------------------------------------------
      07N       14W    15                   640.00
                                                         -------------------------------------------------------
      07N       14W    17                   640.00
                                                         -------------------------------------------------------
      07N       14W    19                   619.56
                                                         -------------------------------------------------------
      07N       14W    21                   640.00
                                                         -------------------------------------------------------
      07N       14W    23                   640.00
                                                         -------------------------------------------------------
      07N       14W    25                   640.00
                                                         -------------------------------------------------------
      07N       14W    27                   640.00
                                                         -------------------------------------------------------
      07N       14W    29                   640.00
                                                         -------------------------------------------------------
      07N       14W    31                   614.48
                                                         -------------------------------------------------------
      07N       14W    33                   640.00
                                                         -------------------------------------------------------
      07N       14W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,460.20
                                ==================

      08N       14W    01                   633.00
                                                         -------------------------------------------------------
      08N       14W    03                   642.24
                                                         -------------------------------------------------------
      08N       14W    05                   651.08
                                                         -------------------------------------------------------
      08N       14W    07                   637.20
                                                         -------------------------------------------------------
      08N       14W    09                   640.00
                                                         -------------------------------------------------------
      08N       14W    11                   640.00
                                                         -------------------------------------------------------
      08N       14W    13                   640.00
                                                         -------------------------------------------------------
      08N       14W    15                   640.00
                                                         -------------------------------------------------------

      08N       14W    17                   640.00
                                                         -------------------------------------------------------
      08N       14W    19                   634.48
                                                         -------------------------------------------------------
      08N       14W    21                   640.00
                                                         -------------------------------------------------------
      08N       14W    23                   640.00
                                                         -------------------------------------------------------
      08N       14W    25                   640.00
                                                         -------------------------------------------------------
      08N       14W    27                   640.00
                                                         -------------------------------------------------------
      08N       14W    29                   640.00
                                                         -------------------------------------------------------
      08N       14W    31                   628.32
                                                         -------------------------------------------------------
      08N       14W    33                   640.00
                                                         -------------------------------------------------------
      08N       14W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,506.32
                                ==================

      09N       14W    10                   640.00
                                                         -------------------------------------------------------
      09N       14W    12                   640.00
                                                         -------------------------------------------------------
      09N       14W    14                   320.00       N2
                                                         -------------------------------------------------------
      09N       14W    24                   640.00
                                                         -------------------------------------------------------
      09N       14W    26                   480.00       E2E2,W2
                                                         -------------------------------------------------------
      09N       14W    28                   480.00       N2,SE4
                                                         -------------------------------------------------------
      09N       14W    34                   320.00       E2
                                                         -------------------------------------------------------

                                ------------------
                                          3,520.00
                                ==================

      10N       14W    22                   640.00
                                                         -------------------------------------------------------
      10N       14W    28                   640.00
                                                         -------------------------------------------------------
      10N       14W    34                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                          1,920.00
                                ==================


      07N       15W    01                   640.84
                                                         -------------------------------------------------------
      07N       15W    03                   640.80
                                                         -------------------------------------------------------
      07N       15W    05                   640.00
                                                         -------------------------------------------------------
      07N       15W    09                   640.00
                                                         -------------------------------------------------------
      07N       15W    11                   640.00
                                                         -------------------------------------------------------
      07N       15W    13                   640.00
                                                         -------------------------------------------------------
      07N       15W    15                   640.00
                                                         -------------------------------------------------------
      07N       15W    17                   640.00
                                                         -------------------------------------------------------
      07N       15W    21                   640.00
                                                         -------------------------------------------------------
      07N       15W    23                   640.00
                                                         -------------------------------------------------------
      07N       15W    25                   640.00
                                                         -------------------------------------------------------

      07N       15W    27                   640.00
                                                         -------------------------------------------------------
      07N       15W    29                   640.00
                                                         -------------------------------------------------------
      07N       15W    33                   640.00
                                                         -------------------------------------------------------
      07N       15W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                          9,601.64
                                ==================

      08N       15W    01                   657.12
                                                         -------------------------------------------------------
      08N       15W    03                   659.80
                                                         -------------------------------------------------------
      08N       15W    05                   664.52
                                                         -------------------------------------------------------
      08N       15W    07                   650.24
                                                         -------------------------------------------------------
      08N       15W    09                   640.00
                                                         -------------------------------------------------------
      08N       15W    11                   640.00
                                                         -------------------------------------------------------
      08N       15W    13                   640.00
                                                         -------------------------------------------------------
      08N       15W    15                   640.00
                                                         -------------------------------------------------------
      08N       15W    17                   640.00
                                                         -------------------------------------------------------
      08N       15W    19                   648.36
                                                         -------------------------------------------------------
      08N       15W    21                   640.00
                                                         -------------------------------------------------------
      08N       15W    23                   640.00
                                                         -------------------------------------------------------
      08N       15W    25                   640.00
                                                         -------------------------------------------------------
      08N       15W    27                   640.00
                                                         -------------------------------------------------------
      08N       15W    29                   640.00
                                                         -------------------------------------------------------
      08N       15W    31                   646.48
                                                         -------------------------------------------------------
      08N       15W    33                   640.00
                                                         -------------------------------------------------------
      08N       15W    35                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                         11,606.52
                                ==================

      09N       15W    10                   640.00
                                                         -------------------------------------------------------
      09N       15W    12                   640.00
                                                         -------------------------------------------------------

                                ------------------
                                          1,280.00
                                ==================

                                ------------------
TOTAL     CIBOLA                        145,354.49
                                ==================

                          MCKINLEY COUNTY, NM
------------------------------------------------------------------------------------------
                                             MINERAL
                                               ACRES
   TWN    RGE   SEC                            OWNED               COMMENTS
-------------------------------------------------------------------------------------------
   14N    12W   01                           640.68
                                                       ------------------------------------
   14N    12W   03                           640.92
                                                       ------------------------------------
   14N    12W   05                           640.40
                                                       ------------------------------------
   14N    12W   07                           648.32
                                                       ------------------------------------
   14N    12W   09                           640.00
                                                       ------------------------------------
   14N    12W   11                           640.00
                                                       ------------------------------------
   14N    12W   13                           640.00
                                                       ------------------------------------
   14N    12W   15                           640.00
                                                       ------------------------------------
   14N    12W   17                           640.00
                                                       ------------------------------------
   14N    12W   19                           653.80
                                                       ------------------------------------
   14N    12W   23                           640.00
                                                       ------------------------------------
   14N    12W   25                           640.00
                                                       ------------------------------------
   14N    12W   27                           640.00
                                                       ------------------------------------
   14N    12W   29                           640.00
                                                       ------------------------------------
   14N    12W   31                           658.04
                                                       ------------------------------------
   14N    12W   33                           640.00
                                                       ------------------------------------
   14N    12W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                          10,922.16
                        ===========================

   15N    12W   01                           639.20
                                                       ------------------------------------
   15N    12W   03                           636.24
                                                       ------------------------------------
   15N    12W   11                           640.00
                                                       ------------------------------------
   15N    12W   13                           640.00
                                                       ------------------------------------
   15N    12W   15                           640.00
                                                       ------------------------------------
   15N    12W   17                           640.00
                                                       ------------------------------------
   15N    12W   23                           640.00
                                                       ------------------------------------
   15N    12W   33                           640.00
                                                       ------------------------------------
   15N    12W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           5,755.44
                        ===========================

   16N    12W   01                           325.32
                                                       ------------------------------------
   16N    12W   03                           635.20
                                                       ------------------------------------
   16N    12W   05                           622.00
                                                       ------------------------------------
   16N    12W   07                           643.60
                                                       ------------------------------------
   16N    12W   09                           640.00
                                                       ------------------------------------

   16N    12W   11                           320.00    W2
                                                       ------------------------------------
   16N    12W   13                           160.00    SW4
                                                       ------------------------------------
   16N    12W   15                           480.00
                                                       ------------------------------------
   16N    12W   17                           640.00
                                                       ------------------------------------
   16N    12W   19                           643.28
                                                       ------------------------------------
   16N    12W   21                           560.00
                                                       ------------------------------------
   16N    12W   23                           640.00
                                                       ------------------------------------
   16N    12W   25                           640.00
                                                       ------------------------------------
   16N    12W   27                           640.00
                                                       ------------------------------------
   16N    12W   29                           640.00
                                                       ------------------------------------
   16N    12W   33                           640.00
                                                       ------------------------------------
   16N    12W   35                           320.00
                                                       ------------------------------------

                        ---------------------------
                                           9,189.40
                        ===========================

   17N    12W   01                           640.36
                                                       ------------------------------------
   17N    12W   03                           641.36
                                                       ------------------------------------
   17N    12W   05                           640.48
                                                       ------------------------------------
   17N    12W   07                           638.32
                                                       ------------------------------------
   17N    12W   09                           640.00
                                                       ------------------------------------
   17N    12W   11                           640.00
                                                       ------------------------------------
   17N    12W   13                           640.00
                                                       ------------------------------------
   17N    12W   15                           640.00
                                                       ------------------------------------
   17N    12W   17                           640.00
                                                       ------------------------------------
   17N    12W   19                           639.24
                                                       ------------------------------------
   17N    12W   21                           320.00    N2
                                                       ------------------------------------
   17N    12W   23                           640.00
                                                       ------------------------------------
   17N    12W   25                           640.00
                                                       ------------------------------------
   17N    12W   29                           320.00    W2
                                                       ------------------------------------
   17N    12W   31                           640.32
                                                       ------------------------------------
   17N    12W   33                           160.00    SE1/4
                                                       ------------------------------------
   17N    12W   35                           480.00
                                                       ------------------------------------

                        ---------------------------
                                           9,600.08
                        ===========================

   20N    12W   01                           644.12
                                                       ------------------------------------
   20N    12W   03                           643.32
                                                       ------------------------------------
   20N    12W   05                           241.37    NE4;S2SE4
                                                       ------------------------------------
   20N    12W   07                           633.04
                                                       ------------------------------------

   20N    12W   09                           640.00
                                                       ------------------------------------
   20N    12W   11                           640.00
                                                       ------------------------------------
   20N    12W   13                           640.00
                                                       ------------------------------------
   20N    12W   15                           640.00
                                                       ------------------------------------
   20N    12W   17                           520.00    S2;S2NW4;E2NE4;SW4,NE4
                                                       ------------------------------------
   20N    12W   19                           632.44
                                                       ------------------------------------
   20N    12W   21                           640.00
                                                       ------------------------------------
   20N    12W   23                           640.00
                                                       ------------------------------------
   20N    12W   25                           640.00
                                                       ------------------------------------
   20N    12W   27                           640.00
                                                       ------------------------------------
   20N    12W   29                           640.00
                                                       ------------------------------------
   20N    12W   31                           633.68
                                                       ------------------------------------
   20N    12W   33                           640.00
                                                       ------------------------------------
   20N    12W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                          10,987.97
                        ===========================

   14N    13W   01                           640.80
                                                       ------------------------------------
   14N    13W   03                           642.36
                                                       ------------------------------------
   14N    13W   05                           640.60
                                                       ------------------------------------
   14N    13W   07                           640.64
                                                       ------------------------------------
   14N    13W   09                           640.00
                                                       ------------------------------------
   14N    13W   11                           640.00
                                                       ------------------------------------
   14N    13W   13                           640.00
                                                       ------------------------------------
   14N    13W   15                           640.00
                                                       ------------------------------------
   14N    13W   17                           640.00
                                                       ------------------------------------
   14N    13W   19                           641.89
                                                       ------------------------------------
   14N    13W   21                           640.00
                                                       ------------------------------------
   14N    13W   23                           640.00
                                                       ------------------------------------
   14N    13W   25                           640.00
                                                       ------------------------------------
   14N    13W   27                           640.00
                                                       ------------------------------------
   14N    13W   29                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           9,606.29
                        ===========================

   15N    13W   01                           641.00
                                                       ------------------------------------
   15N    13W   03                           641.24
                                                       ------------------------------------
   15N    13W   05                           641.16
                                                       ------------------------------------
   15N    13W   09                           640.00
                                                       ------------------------------------

   15N    13W   11                           640.00
                                                       ------------------------------------
   15N    13W   13                           640.00
                                                       ------------------------------------
   15N    13W   19                           645.60
                                                       ------------------------------------
   15N    13W   21                           640.00
                                                       ------------------------------------
   15N    13W   25                           640.00
                                                       ------------------------------------
   15N    13W   27                           640.00
                                                       ------------------------------------
   15N    13W   29                           640.00
                                                       ------------------------------------
   15N    13W   31                           650.00
                                                       ------------------------------------
   15N    13W   33                           640.00
                                                       ------------------------------------
   15N    13W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           8,979.00
                        ===========================

   16N    13W   01                           598.60
                                                       ------------------------------------
   16N    13W   03                           593.20
                                                       ------------------------------------
   16N    13W   05                           593.00
                                                       ------------------------------------
   16N    13W   07                           631.61
                                                       ------------------------------------
   16N    13W   09                           640.00
                                                       ------------------------------------
   16N    13W   11                           640.00
                                                       ------------------------------------
   16N    13W   13                           640.00
                                                       ------------------------------------
   16N    13W   15                           640.00
                                                       ------------------------------------
   16N    13W   17                           640.00
                                                       ------------------------------------
   16N    13W   19                           632.04
                                                       ------------------------------------
   16N    13W   21                           640.00
                                                       ------------------------------------
   16N    13W   23                           640.00
                                                       ------------------------------------
   16N    13W   25                           640.00
                                                       ------------------------------------
   16N    13W   27                           640.00
                                                       ------------------------------------
   16N    13W   29                           640.00
                                                       ------------------------------------
   16N    13W   31                           628.00
                                                       ------------------------------------
   16N    13W   33                           640.00
                                                       ------------------------------------
   16N    13W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                          11,356.45
                        ===========================

   14N    14W   01                           642.00
                                                       ------------------------------------
   14N    14W   03                           645.40
                                                       ------------------------------------
   14N    14W   05                           644.04
                                                       ------------------------------------
   14N    14W   09                           640.00
                                                       ------------------------------------
   14N    14W   11                           640.00
                                                       ------------------------------------

   14N    14W   13                           640.00
                                                       ------------------------------------
   14N    14W   15                           640.00
                                                       ------------------------------------
   14N    14W   23                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           5,131.44
                        ===========================

                                                       ------------------------------------
   15N    14W   03                           640.12
                                                       ------------------------------------
   15N    14W   05                           641.36
                                                       ------------------------------------
   15N    14W   07                           479.68
                                                       ------------------------------------
   15N    14W   09                           640.00
                                                       ------------------------------------
   15N    14W   13                           640.00
                                                       ------------------------------------
   15N    14W   15                           640.00
                                                       ------------------------------------
   15N    14W   17                           640.00
                                                       ------------------------------------
   15N    14W   19                           480.84
                                                       ------------------------------------
   15N    14W   21                           320.00    W2
                                                       ------------------------------------
   15N    14W   25                           640.00
                                                       ------------------------------------
   15N    14W   27                           640.00
                                                       ------------------------------------
   15N    14W   29                           640.00
                                                       ------------------------------------
   15N    14W   31                           317.14    S2
                                                       ------------------------------------
   15N    14W   33                           320.00    S2
                                                       ------------------------------------
   15N    14W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           8,319.14
                        ===========================

   16N    14W   01                           593.00
                                                       ------------------------------------
   16N    14W   03                           595.20
                                                       ------------------------------------
   16N    14W   05                           591.20
                                                       ------------------------------------
   16N    14W   07                           639.32
                                                       ------------------------------------
   16N    14W   09                           640.00
                                                       ------------------------------------
   16N    14W   11                           640.00
                                                       ------------------------------------
   16N    14W   13                           640.00
                                                       ------------------------------------
   16N    14W   15                           320.00    N2
                                                       ------------------------------------
   16N    14W   17                           640.00
                                                       ------------------------------------
   16N    14W   19                           639.72
                                                       ------------------------------------
   16N    14W   21                           640.00
                                                       ------------------------------------
   16N    14W   23                           640.00
                                                       ------------------------------------
   16N    14W   25                           640.00
                                                       ------------------------------------
   16N    14W   27                           640.00
                                                       ------------------------------------
   16N    14W   29                           640.00
                                                       ------------------------------------

   16N    14W   31                           320.44
                                                       ------------------------------------
   16N    14W   33                           480.00    W2,NE4
                                                       ------------------------------------
   16N    14W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                          10,578.88
                        ===========================

   15N    15W   01                           640.60
                                                       ------------------------------------
   15N    15W   03                           639.24
                                                       ------------------------------------
   15N    15W   05                           640.96
                                                       ------------------------------------
   15N    15W   07                           641.87
                                                       ------------------------------------
   15N    15W   09                           640.00
                                                       ------------------------------------
   15N    15W   11                           640.00
                                                       ------------------------------------
   15N    15W   13                           640.00
                                                       ------------------------------------
   15N    15W   15                           640.00
                                                       ------------------------------------
   15N    15W   17                           487.30
                                                       ------------------------------------
   15N    15W   21                           640.00
                                                       ------------------------------------
   15N    15W   23                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           6,889.97
                        ===========================

   16N    15W   01                           591.36
                                                       ------------------------------------
   16N    15W   03                           593.00
                                                       ------------------------------------
   16N    15W   05                           592.04
                                                       ------------------------------------
   16N    15W   07                           635.72
                                                       ------------------------------------
   16N    15W   09                           640.00
                                                       ------------------------------------
   16N    15W   11                           640.00
                                                       ------------------------------------
   16N    15W   13                           320.00    E2
                                                       ------------------------------------
   16N    15W   15                           640.00
                                                       ------------------------------------
   16N    15W   17                           480.00    N2,SE4
                                                       ------------------------------------
   16N    15W   19                           478.08
                                                       ------------------------------------
   16N    15W   21                           640.00
                                                       ------------------------------------
   16N    15W   23                           640.00
                                                       ------------------------------------
   16N    15W   27                           160.00    NW4
                                                       ------------------------------------
   16N    15W   29                           640.00
                                                       ------------------------------------
   16N    15W   31                           631.20
                                                       ------------------------------------
   16N    15W   33                           640.00
                                                       ------------------------------------
   16N    15W   35                           640.00
                                                       ------------------------------------

                        ---------------------------
                                           9,601.40
                        ===========================

   11N    20W   24                     320.00          W2
                                                       ------------------------------------

                        ---------------------------
                                             320.00

                        ===========================

                        ---------------------------
Total McKinley                           117,237.62
                        ===========================


                               DONA ANA COUNTY, NM
--------------------------------------------------------------------------------
                                               MINERAL
                                                 ACRES
               TWN  RGE   SEC                      OWNED           COMMENTS
--------------------------------------------------------------------------------
               23S  01E    28                     190.00
               23S  01E    28                       4.96
                                                                --------------
               23S  01E    33                     115.00
                                                                --------------

                               -------------------------
Total Dona Ana                                    309.96
                               =========================


                               SAN JUAN COUNTY, NM
--------------------------------------------------------------------------------

                                       MINERAL
                                         ACRES
    TWN   RGE   SEC                      OWNED             COMMENTS
--------------------------------------------------------------------------------
    21N   12W    17                     640.00
                                                        ----------------
    21N   12W    19                     639.72
                                                        ----------------
    21N   12W    21                     640.00
                                                        ----------------
    21N   12W    27                     640.00
                                                        ----------------
    21N   12W    29                     640.00
                                                        ----------------
    21N   12W    31                     560.52
                                                        ----------------
    21N   12W    33                     640.00
                                                        ----------------
    21N   12W    35                     640.00
                                                        ----------------

                         ---------------------
Total San Juan                        5,040.24
                         =====================

                               SOCORRO COUNTY , NM
--------------------------------------------------------------------------------
                                       MINERAL
                                         ACRES
     TWN     RGE   SEC                   OWNED             COMMENTS
--------------------------------------------------------------------------------
     04N     03W   24                   480.00     S2,NE4
                         ---------------------
                                        480.00
                         =====================


     03N     04W   04                   318.58     Lots 3,4,S2NW4,SW4
                                                   --------------------------
     03N     04W   22                   640.00
                                                   --------------------------
     03N     04W   24                   320.00     E2
                         ---------------------
                                       1278.58
                         =====================


     03N     06W   04                   480.00     S2,S2N2
                         ---------------------
                                        480.00
                         =====================

     03N     06W   04                   160.00     NW4; Oil & Gas Only
                         ---------------------
                                        160.00
                         =====================

                         ---------------------
Total Socorro                         2,398.58
                         =====================

                               VALENCIA COUNTY, NM
--------------------------------------------------------------------------------
                                           MINERAL
                                             ACRES
TWN      RGE     SEC                          OWNED         COMMENTS
--------------------------------------------------------------------------------
06N      01W      07                         484.32
06N      01W      19                         641.28
06N      01W      31                         563.40     W2 & NE4 & W2SE4
                       ----------------------------
                                           1,689.00
                       ============================

06N      02W      01                         640.24
06N      02W      03                         642.16
06N      02W      05                         643.20
06N      02W      07                         644.40
06N      02W      09                         640.00
06N      02W      11                         640.00
06N      02W      13                         640.00

06N      02W      15                         640.00
06N      02W      17                         640.00
06N      02W      19                         642.96
06N      02W      21                         640.00
06N      02W      23                         640.00
06N      02W      25                         640.00
06N      02W      27                         640.00
06N      02W      29                         640.00
06N      02W      33                         640.00
06N      02W      35                         480.00     NW4 &S2
                       ----------------------------
                                          10,732.96
                       ============================

06N      03W      01                         637.92
06N      03W      03                         635.60
06N      03W      05                         636.32
06N      03W      07                         639.92
06N      03W      09                         640.00
06N      03W      11                         640.00
06N      03W      13                         640.00
06N      03W      15                         640.00
06N      03W      17                         640.00
06N      03W      19                         640.08
06N      03W      21                         640.00
06N      03W      23                         640.00
06N      03W      25                         640.00
06N      03W      27                         640.00
06N      03W      29                         640.00
06N      03W      31                         646.24
06N      03W      33                         640.00
06N      03W      35                         640.00
                       ----------------------------
                                          11,516.08
                       ============================

07N      02W      31                         621.14
07N      02W      33                         617.96
07N      02W      35                         617.32
                       ----------------------------
                                           1,856.42

                       ============================

07N      03W      03                         633.41
07N      03W      05                         642.24
07N      03W      07                         635.05

07N      03W      09                         640.00
07N      03W      15                         637.36
07N      03W      17                         640.00
07N      03W      19                         633.04
07N      03W      21                         640.00
07N      03W      27                         635.36
07N      03W      29                         640.00
07N      03W      31                         636.40
07N      03W      33                         640.00
07N      03W      35                         622.56
                       ----------------------------
                                           8,275.42
                       ============================


08N      03W      03                         631.72
08N      03W      05                         666.72
08N      03W      07                         624.64
08N      03W      09                         640.00
08N      03W      15                         613.20
08N      03W      17                         640.00
08N      03W      19                         622.96
08N      03W      21                         640.00
08N      03W      27                         629.20
08N      03W      29                         640.00
08N      03W      31                         626.96
08N      03W      33                         640.00
                       ----------------------------
                                           7,615.40
                       ============================

                       ----------------------------
Total Valencia                41,685.28
                       ============================

                                    EXHIBIT D

                                     LEASES

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS ( AFTER HOPI SALE)

                   APACHE COUNTY, AZ

G\L #     Leasee                                         Twnshp    Range   Section                             Acreage
   452    Seibert Cattle\J Siebert                       14N       24E     1, ALL                                        640.86
   452    Seibert Cattle\J Siebert                       14N       25E     6, LOTS 1,2,3                                 120.00
                                                                                                               ----------------
                                                                                                                         760.86

   611    Keith Plant                                    15N       25E     9, NE4                                        120.00
   611    Keith Plant                                    15N       25E     13,S2, NE4                                    480.00
   611    Keith Plant                                    15N       25E     14, SE4                                       160.00
   611    Keith Plant                                    15N       25E     15                                             40.00
   611    Keith Plant                                    15N       25E     17, NE4, S2                                   480.00
   611    Keith Plant                                    15N       25E     18,SW4                                        160.00
   611    Keith Plant                                    15N       25E     20                                            640.00
   611    Keith Plant                                    15N       25E     21                                            640.00
   611    Keith Plant                                    15N       25E     22, exc NW4NE4, NE4NE4,SE4NE4                 560.00
   611    Keith Plant                                    15N       25E     23                                            640.00
   611    Keith Plant                                    15N       25E     24                                            640.00
   611    Keith Plant                                    15N       25E     25                                            640.00
   611    Keith Plant                                    15N       25E     27                                            640.00
   611    Keith Plant                                    15N       25E     32, NE of US180                                42.56
   611    Keith Plant                                    15N       25E     34, N2                                        320.00
   611    Keith Plant                                    15N       25E     35                                            640.00
                                                                                                               ----------------
                                                                                                                       6,842.56

   986    Dan & Sybil Heap                               15N       24E     2                                              79.26
   986    Dan & Sybil Heap                               15N       24E     3                                             591.00
   986    Dan & Sybil Heap                               15N       24E     4                                             639.10
   986    Dan & Sybil Heap                               15N       24E     5                                             636.64
   986    Dan & Sybil Heap                               15N       24E     6                                             677.90
   986    Dan & Sybil Heap                               15N       24E     7                                             682.86
   986    Dan & Sybil Heap                               15N       24E     8                                             640.00
   986    Dan & Sybil Heap                               15N       24E     9                                             640.00
   986    Dan & Sybil Heap                               15N       24E     10                                            640.00
   986    Dan & Sybil Heap                               15N       24E     11                                            513.00

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS

                   APACHE COUNTY, AZ

G\L #     Leasee                                         Twnshp    Range   Section                             Acreage
   986    Dan & Sybil Heap                               15N       24E     12                                             22.00
   986    Dan & Sybil Heap                               15N       24E     13                                            400.00
   986    Dan & Sybil Heap                               15N       24E     14                                            640.00
   986    Dan & Sybil Heap                               15N       24E     15                                            640.00
   986    Dan & Sybil Heap                               15N       24E     17                                            640.00
   986    Dan & Sybil Heap                               15N       24E     19                                            689.30
   986    Dan & Sybil Heap                               15N       24E     21                                            640.00
   986    Dan & Sybil Heap                               15N       24E     23                                            640.00
   986    Dan & Sybil Heap                               15N       24E     24                                            639.90
   986    Dan & Sybil Heap                               15N       24E     25                                            640.00
   986    Dan & Sybil Heap                               15N       24E     26                                            640.00
   986    Dan & Sybil Heap                               15N       24E     27                                            640.00
   986    Dan & Sybil Heap                               15N       24E     28                                            640.00
   986    Dan & Sybil Heap                               15N       24E     29                                            640.00
   986    Dan & Sybil Heap                               15N       24E     35                                            640.00
   986    Dan & Sybil Heap                               15N       25E     31                                            701.60
   986    Dan & Sybil Heap                               15N       25E     32                                            221.53
   986    Dan & Sybil Heap                               14N       25E     5                                             641.64
                                                                                                               ----------------
                                                                                                                      16,095.73

          Joseph Stradling                               15N       24E     1                                             642.34
          Joseph Stradling                               15N       24E     2                                             546.60
          Joseph Stradling                               15N       24E     3; NE OF US 180                                29.69
          Joseph Stradling                               15N       24E     11                                             80.00
          Joseph Stradling                               15N       24E     12                                            160.00
          Joseph Stradling                               16N       24E     15                                            640.00
          Joseph Stradling                               16N       24E     17;NE OF US 180                               603.25
          Joseph Stradling                               16N       24E     21;NE OF US 180                               635.58
          Joseph Stradling                               16N       24E     23                                            640.00
          Joseph Stradling                               16N       24E     25                                            640.00
          Joseph Stradling                               16N       24E     26;W2                                         320.00
          Joseph Stradling                               16N       24E     27                                            640.00
          Joseph Stradling                               16N       24E     33;NE OF US 180                                 5.20
          Joseph Stradling                               16N       24E     35                                            640.00
                                                                                                               ----------------
                                                                                                                       6,222.66

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS

                   APACHE COUNTY, AZ

G\L #     Leasee                                         Twnshp    Range   Section                             Acreage
                                                                                                               ----------------
TOTAL APACHE COUNTY, AZ GRAZING ACRES                                                                                 29,921.81

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS

                   CIBOLA COUNTY, NM

G\L #     Leasee                                         Twnshp    Range   Section                             Acreage
  9410    Bierbros Development                           6N        5W      11                                            540.00
  9410    Bierbros Development                           6N        5W      15                                            640.00
  9410    Bierbros Development                           6N        5W      21                                            640.00
  9410    Bierbros Development                           6N        5W      27                                            640.00
  9410    Bierbros Development                           6N        5W      33                                            640.00
  9410    Bierbros Development                           6N        5W      35                                            640.00
                                                                                                               ----------------
TOTAL CIBOLA COUNTY, NM GRAZING ACRES                                                                                  3,740.00

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS

                   NAVAJO COUNTY, AZ

G\L #     Leasee                                         Twnshp    Range   Section                                 Acreage
                                                                           18; W2 exc 18.81 AND 13.75 AC
   428    Hansen Brothers                                18N       19E     AC r.o.w.                                     246.46

   624    F Bar Cattle\Jed Flake                         15N       22E     1                                             643.92
   624    F Bar Cattle\Jed Flake                         15N       22E     3                                             640.48
   624    F Bar Cattle\Jed Flake                         15N       22E     10                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       22E     11                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       22E     13                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       22E     14                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       22E     15; E2                                        320.00
   624    F Bar Cattle\Jed Flake                         15N       23E     5                                             640.22
   624    F Bar Cattle\Jed Flake                         15N       23E     7                                             725.02
   624    F Bar Cattle\Jed Flake                         15N       23E     9                                             640.00

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS

                   NAVAJO COUNTY, AZ
G\L #     Leasee                                         Twnshp    Range   Section                                 Acreage
   624    F Bar Cattle\Jed Flake                         15N       23E     11                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     13                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     17                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     18                                            722.72
   624    F Bar Cattle\Jed Flake                         15N       23E     19                                            722.50
   624    F Bar Cattle\Jed Flake                         15N       23E     20                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     21                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     22                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     23                                            640.00
   624    F Bar Cattle\Jed Flake                         15N       23E     29                                            640.00
   624    F Bar Cattle\Jed Flake                         16N       22E     13                                            669.33
   624    F Bar Cattle\Jed Flake                         16N       22E     23                                            640.00
   624    F Bar Cattle\Jed Flake                         16N       22E     24                                            655.04
   624    F Bar Cattle\Jed Flake                         16N       22E     25                                            640.00
   624    F Bar Cattle\Jed Flake                         16N       22E     27                                            640.00
   624    F Bar Cattle\Jed Flake                         16N       22E     33                                            640.00
   624    F Bar Cattle\Jed Flake                         16N       22E     35                                            640.00
                                                                                                               ----------------
                                                                                                                      17,259.23

  9585    Malcolm Pace                                   15N       22E     15;W2                                         320.00

   621    Bar J Bar\Keith Flake                          15N       21E     11                                            640.00
   621    Bar J Bar\Keith Flake                          15N       21E     12                                            640.00
   621    Bar J Bar\Keith Flake                          15N       22E     5                                             641.18
   621    Bar J Bar\Keith Flake                          15N       22E     6                                             707.05
   621    Bar J Bar\Keith Flake                          15N       22E     7                                             718.82
   621    Bar J Bar\Keith Flake                          15N       22E     17;W2                                         320.00
   621    Bar J Bar\Keith Flake                          16N       22E     19                                            631.36
   621    Bar J Bar\Keith Flake                          16N       22E     31                                            630.82
                                                                                                               ----------------
                                                                                                                       4,929.23

NZ CORPORATION

SUMMARY OF GRAZING LEASE LEGAL DESCRIPTIONS

                   NAVAJO COUNTY, AZ

G\L #     Leasee                                         Twnshp    Range   Section                             Acreage
   474    J-P Cattle Co\Dee & Johnson                    14N       22E     6                                             699.65
   474    J-P Cattle Co\Dee & Johnson                    15N       22E     22                                            640.00
   474    J-P Cattle Co\Dee & Johnson                    15N       22E     26                                            640.00
   474    J-P Cattle Co\Dee & Johnson                    15N       22E     29;E OF Silver Creek                          620.00
                                                                                                               ----------------
                                                                                                                       2,599.65

  9901    Byron Stucky                                   15N       23E     25                                            640.00

  474A    Dee Johnson                        INV 04/02   14N       21E     1; E of Silver Creek                          160.00

  476A    Glen Flake                         INV 05/02   14N       21E     13; E of Silver Creek                         100.00

 2000-1   A&J Palmer                         INV 03/02   13N       20E     25                                            640.00
 2000-1   A&J Palmer                         INV 03/02   13N       21E     31                                            633.11
                                                                                                               ----------------
                                                                                                                       1,273.11

   444    Seibert Cattle\John Seibert                    18N       18E     14;S2NE4, NW4,S2                              491.06
                                                                                                               ----------------
                                                                                                                         491.06

                                                                                                               ----------------
TOTAL NAVAJO COUNTY, AZ GRAZING ACRES                                                                                 28,018.74
                                                                                                               ================

ROYALTY AGREEMENTS

               NAME                                 TYPE                COUNTY
               ----                                 ----                ------
        Eterna-Tec Corp.                          Kaolinite          Mohave County
        CA Properties, Inc.                       Limestone          Cibola County

                                    EXHIBIT E

                        EXCLUSIVE SALES AGENCY AGREEMENT

Sales Agreements

      -     Sales agency agreement with First United Service, Trust 7602 dated
            2/13/87

      -     Sales agency agreement with First United Service, Trust 8398 dated
            1/1/01

      -     Agreement with First United Service dated June 3, 1997

Trust Agreements

      - Trust agreement with First American Title Insurance Company, Trust 6798 dated 3/7/80

      - Trust agreement with First American Title Insurance Company, Trust 7602 dated 2/27/87

      - Trust agreement with First American Title Insurance Company, Trust 8340 dated 11/12/97

      - Trust agreement with First American Title Insurance Company, Trust 8398 dated 1/28/99

      -     Trust agreement with First American Title Insurance Company, Trust
            4517

                                    EXHIBIT F

                                 URANIUM RIGHTS

MINERAL LAND LEASES

          NAME                           ACRES                    LOCATION
          ----                           -----                    --------
Uranium Resources Inc.                  959.24          Hosta Butte, McKinley County

ROYALTY AGREEMENTS

          NAME                           TYPE                      COUNTY
          ----                           ----                      ------
Uranium Resources Inc.                  Uranium         Hosta Butte, McKinley County

                                    EXHIBIT G

                         SELLER'S INTELLECTUAL PROPERTY

- The service mark "NZ," Registration No. 2472780 was registered with the United States Patent and Trademark Office on July 24, 2001.

- The service mark "New Mexico and Arizona Land Company," Registration No. 2470944 was registered with the United States Patent and Trademark Office on July 31, 2001.

- The service mark "NZ"(stylized), Registration No. 2477161 was registered with the United States Patent and Trademark Office on August 14, 2001.

- The brand registered with the Arizona Department of Agriculture as Brand No. 13492

                                    EXHIBIT H

                              OIL AND GAS INTERESTS

Limited partnership interests in the following New Mexico partnerships:

Chace Limited XIX

Chace Limited XX

Chace Limited XXI

Chace Limited XXII

Chace 47-19 Joint Venture

The following mineral rights in Oklahoma, together with associated leases to Marathon Oil.

                                 NZ CORPORATION
                                MINERAL HOLDINGS
                          VARIOUS SECTIONS IN OKLAHOMA
                                   12/31/2001

                              ORIGINAL      MINERAL      SURFACE        MINERAL        SURFACE
                                 ACRES        ACRES        ACRES          ACRES          ACRES
     TWN     RGE   SEC        ACQUIRED         SOLD         SOLD       RETAINED       RETAINED
      5N      9W     4           60.00         0.00         0.00          60.00           0.00
     11N     23W    10           14.00         0.00         0.00          14.00           0.00
     12N     23W    35           14.90         0.00         0.00          14.90           0.00
     12N     25W    25            5.00         0.00         0.00           5.00           0.00
     12N     25W    26           10.00         0.00         0.00          10.00           0.00
     12N     25W    30            5.00         0.00         0.00           5.00           0.00
     12N     25W    35           20.00         0.00         0.00          20.00           0.00
     12N     26W    36           21.25         0.00         0.00          21.25           0.00
     13N      9W    27           93.75        93.75         0.00           0.00           0.00
     15N     13W    32           93.00         0.00         0.00          93.00           0.00

                                336.90        93.75         0.00         243.15           0.00

                                   EXHIBIT 1-A

                                 PROMISSORY NOTE

        DATE:                    March 28, 2002

       MAKERS:                   NZ TRUST, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ SNOWFLAKE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ MILKY RANCH, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ SILVER CREEK, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ JOSEPH CITY, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ NEW MEXICO LAND, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ URANIUM, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ TRAVERTINE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ OIL AND GAS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ MINERALS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                 NZ HISTORY AND ARTIFACTS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

                                 c/o Robert M. Worsley

                                 _________________________________
                                 _____________, Arizona 85________
                                 Facsimile Number (602) __________

        PAYEE:                   NZ CORPORATION, AN ARIZONA CORPORATION

                                 NZ DEVELOPMENT CORPORATION, AN ARIZONA CORPORATION
                                 NZU CORPORATION, A NEW MEXICO CORPORATION
                                 333 North 44th Street, Suite 420
                                 Phoenix, Arizona 85008
                                 Facsimile Number (602) 952-8769

        ORIGINAL
        PRINCIPAL
        AMOUNT
        OF LOAN:   Seven Million Three Hundred Sixty Thousand and No/100 Dollars
($7,360,000)

      FOR VALUE RECEIVED, Makers promise and agree to pay to Payee, at the mailing address of Payee, or at such other place as the holder hereof ("Holder") may from time-to-time designate, the principal sum of Seven Million Three Hundred Sixty Thousand and No/100 Dollars ($7,360,000) with Interest (as defined herein) commencing as provided herein on the unpaid amount of said sum at the Base Rate (as defined herein) or the Default Rate (as defined herein), whichever is applicable, as follows:

      1. INTEREST RATE.

            a. Commencing on March 30, 2002, and so long as no Event of Default (as defined herein) exists, the unpaid balance of this Note shall accrue interest ("Interest") at the rate of five and one-quarter percent (5.25%) per annum ("Base Rate").

            b. During any Event of Default under this Note or any security for this Note, the unpaid balance of this Note shall accrue Interest at the rate of ten percent (10%) per annum ("Default

Rate"). Interest shall accrue at the Default Rate from the date of an Event of Default, without notice to Makers, if Borrower does not cure an Event of Default as provided in this Note.

            c. The Interest provided herein shall be calculated on the basis of a 365-day year and if not paid as provided below by the tenth (10th) day of each month, the due and unpaid Interest shall be compounded effective on the first
(1st) day of each such month.

      2. PAYMENTS.

            a. So long as no Event of Default exists, no monthly payments shall be made until the Maturity Date (as defined herein) of this Note.

            b. If not sooner paid, all accrued and unpaid Interest and all unpaid principal of this Note shall be paid on June 28, 2002 ("Maturity Date"). Provided there is not an existing Event of Default under this Note, Makers shall have the right to three (3) separate thirty (30) day extensions of the Maturity Date by giving notice to Holder not later than ten (10) business days prior to the then applicable Maturity Date ("Notice Date") of Makers' election to extend the Maturity Date and by paying to Holder a principal reduction payment of not less than $100,000.00 on the Notice Date(s) for each thirty day extension.

      3. LATE PAYMENT CHARGE. Makers shall pay to Holder a late charge ("Late Payment Charge") equal to five percent (5%) of any payment not received by the Holder within five (10) days after said payment is due, including the unpaid balance of this Note as of the Maturity Date.

      4. REASONABLENESS OF CHARGES. Makers acknowledge that upon the occurrence of an Event of Default, the damages to the Holder would be extremely difficult to ascertain, including the Holder's lost profit and loss of use of the funds evidenced hereby and expenses incurred in connection with such default, and that the accrual of Interest at the Default Rate and the Late Payment Charge are reasonable estimates of the loss to the Holder incurred by virtue of an Event of Default.

      5. LEGAL LIMITS.

            a. Makers agree to an effective rate of interest which is the rate stated herein plus any additional rate of interest resulting from any other payments in the nature of interest, including without limitation, any loan fees or other charges to the extent that such charges may be deemed includable in interest for any purpose.

            b. All agreements between Makers and Payee are hereby expressly limited so that in no event whatsoever, whether by reason of deferment in accordance with this Note or under any agreement or by virtue of acceleration or maturity of the loan evidenced by this Note, or otherwise, shall the amount paid or agreed to be paid to Payee for the loan, use, forbearance or detention of the money to be loaned under this Note or to compensate Payee for damages to be suffered by reason of a late payment or default under this Note, exceed the maximum permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, or of any provision in the security for this Note at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, from the date of this Note, the obligations to be fulfilled shall be reduced to the limit of such validity. This provision shall never be superseded or waived and shall control every other provision of all agreements between Makers and Payee.

      6. PREPAYMENT. The unpaid principal balance of this Note may be prepaid in whole or in part without penalty at any time upon one business day's prior notice.

      7. FORM OF PAYMENTS. Payments of $100,000.00 or less may be paid by company check but all other Principal and Interest payments shall be payable in lawful money of the United States of America by wire transfer in immediately available funds.

      8. CREDITING OF PAYMENTS. Each payment hereunder shall be credited first to costs of collection, second to late fees, third to accrued Interest and then to principal.

      9. EVENTS OF DEFAULT AND REMEDIES.

            a. The existence or occurrence of either one or both of the following events shall constitute an event of default ("Event of Default") under this Note: (i) The failure by Makers to make any payment of principal, Interest, Late Payment Charge or any other cost or expense due under this Note in accordance with the terms of this Note; or, (ii) The occurrence of any event of default under any security for this Note, including the Deed of Trust (as defined herein).

            b. Upon the occurrence of any Event of Default and the failure of Makers to cure such default within five (5) days after notice thereof if monetary and within thirty (30) days after notice thereof if non-monetary (unless the Event of Default cannot be cured within thirty (30) days and Makers commence a cure within the thirty (30) days and diligently prosecutes the cure until it is complete, in which event, Makers shall have a reasonable amount of time after the thirty (30) days to cure a non-monetary default): (i) the entire unpaid principal balance, any unpaid Interest, and any other amounts owing under this Note shall, at the option of the Holder and without further notice or demand of any kind to Makers or any other person, immediately become due and payable; and, (ii) the Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in any security for this Note.

            c. The remedies of the Holder, as provided in this Note and in any security for this Note, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of any right, remedy or recourse, such waiver or release to be effected only through a written document executed by the Holder. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

      10. SECURITY. This Note is secured by, among other things, and is entitled to the benefits of a deed of trust, assignment of rents and leases and security agreement ("Deed of Trust"), a Security Agreement, and a Collateral Assignment of Member's Interest in Limited Liability Company (collectively referred to as the "Security Documents"), all dated the date of this Note. The provisions of the Deed of Trust are incorporated herein by reference as if set forth in full, and the covenants and conditions of this Note shall control if there is a conflict between them and the covenants and conditions contained in the Deed of Trust.

      11. ATTORNEYS' FEES. In the Event of Default under this Note or in the event the Holder seeks legal advice in order to enforce the provisions of this Note after an Event of Default, Makers agree to pay a reasonable sum to Holder for Holderss.s attorneys' fees. If any action is brought to enforce or interpret the provisions of this Note, the prevailing party shall be entitled to a reasonable sum for attorneys' fees.

      12. GOVERNING LAW AND SEVERABILITY. This Note is made pursuant to, and shall be construed and governed by, the laws of the State of Arizona. If any provision of this Note or any security for this Note is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those provisions so construed or interpreted and shall not affect the remaining provisions of this Note or any security for this Note.

      13. TIME OF ESSENCE. Time is of the essence of this Note, provided that if the date on which any payment of performance is due under this Note falls on a day that is not a business day, then the payment and performance shall be due on the next following business day.

      14. PAYMENT WITHOUT OFFSET. Principal and Interest shall be paid without deduction or offset.

      15. CALENDAR DAYS. Unless otherwise provided in this Note to the contrary, calendar days, and not business days, shall be used in calculating any time periods set forth in this Note.

      16. NOTICES. Any notices which any party may be required, or may desire, to give, unless otherwise specified, shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) transmitted by telecopier, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (iii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iv) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the address set forth above, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing.

      17. ASSIGNMENT. Payee or any other Holder of this Note may assign all or a portion of its rights, title and interest in this Note and security to any person, firm, corporation or other entity without the consent of Makers.

      18. RELATIONSHIP. The relationship of the parties hereto is that of borrower and lender and it is expressly understood and agreed that nothing contained in this Note or in any security for this Note shall be interpreted or construed to make Makers and Payee partners, joint venturers or participants in any other legal relationship except for borrower and lender.

      19. WAIVER. Except as otherwise expressly provided to the contrary in this Note, the Deed of Trust or other loan documents relating to this Note, Makers for themselves and for their successors, transferees and assigns and all guarantors, endorsers and signers, hereby waives all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Note and notice of the intention to accelerate, the release of any party liable, the release of any security for this Note, the taking of any additional security and any other indulgence or forbearance. Makers agree that this Note and any or all payments coming due hereunder may be extended or renewed from time to time without in any way affecting or diminishing Makers' liability under this Note. The acceptance by Holder of a partial amount of a payment due from Makers to Holder under this Note shall not constitute a waiver of the requirement of Makers to make a full payment to Holder, and it shall not constitute a waiver by Holder of the time of the essence provision of this Note.

      20. HEADINGS. The subject headings of the paragraphs of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

      21. JOINT AND SEVERAL LIABILITY. All persons or entities identified as one of the Makers are jointly and severally liable for all of the Makers' obligations hereunder; any breach, default or

Event of Default by any of the persons or entities identified as one of the Makers shall be deemed to be a breach, default or Event of Default of all Makers.

      22. NOTE NON-NEGOTIABLE. Except for endorsement, sale or transfer to a parent or wholly owned subsidiary of Payee, this Note is otherwise non-negotiable.

      23. CARRYBACK FINANCING. This Note represents payment obligations of Makers under the Purchase Agreement for Real and Personal Property, dated March 28, 2002, between Payee, as seller and Makers, as buyer, and is subject to the terms of such agreement.

      IN WITNESS WHEREOF, Makers have executed this Note as of the date set forth above.

         MAKERS:

NZ TRUST, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ SNOWFLAKE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ MILKY RANCH, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ SILVER CREEK, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager

NZ JOSEPH CITY, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

NZ NEW MEXICO LAND, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley

  Its: Manager


NZ URANIUM, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ TRAVERTINE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ OIL AND GAS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ MINERALS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ HISTORY AND ARTIFACTS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -------------------------------------------------
        Robert M. Worsley

  Its:  Manager

                            NOTARY ON FOLLOWING PAGE

STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

      The foregoing instrument was acknowledged before me this 28th day of March, 2002 by Robert M. Worsley, in his capacity as Manager for and on behalf of each of the following entities:

            NZ TRUST, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ SNOWFLAKE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ MILKY RANCH, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ SILVER CREEK, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ JOSEPH CITY, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ NEW MEXICO LAND, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ URANIUM, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ TRAVERTINE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ OIL AND GAS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ MINERALS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ HISTORY AND ARTIFACTS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY.


                                                   /s/ Yvonne E. Ulrich
                                                --------------------------------
                                                Notary Public

My commission expires:

  March 25, 2004

                                   EXHIBIT 1-B

AFTER RECORDING, RETURN TO:

K. Bellamy Brown, Esq.
THE CAVANAGH LAW FIRM, P.A.
1850 N. Central Ave., Suite 2400
Phoenix, Arizona  85004

                  DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES
                             AND SECURITY AGREEMENT

         DATE:                      March 28, 2002

         TRUSTOR:

                                    NZ TRUST, LLC, AN ARIZONA LIMITED LIABILITY
                                    COMPANY NZ SNOWFLAKE, LLC, AN ARIZONA
                                    LIMITED LIABILITY COMPANY NZ MILKY RANCH,
                                    LLC, AN ARIZONA LIMITED LIABILITY COMPANY NZ
                                    SILVER CREEK, LLC, AN ARIZONA LIMITED
                                    LIABILITY COMPANY NZ JOSEPH CITY, LLC, AN
                                    ARIZONA LIMITED LIABILITY COMPANY NZ NEW
                                    MEXICO LAND, LLC, AN ARIZONA LIMITED
                                    LIABILITY COMPANY NZ URANIUM, LLC, AN
                                    ARIZONA LIMITED LIABILITY COMPANY NZ
                                    TRAVERTINE, LLC, AN ARIZONA LIMITED
                                    LIABILITY COMPANY NZ OIL AND GAS, LLC, AN
                                    ARIZONA LIMITED LIABILITY COMPANY NZ
                                    MINERALS, LLC, AN ARIZONA LIMITED LIABILITY
                                    COMPANY NZ HISTORY AND ARTIFACTS, LLC, AN
                                    ARIZONA LIMITED LIABILITY COMPANY

                                    Attention:  Robert Worsley

                                    ---------------------------------

                                    ---------------------------------
                                    Facsimile Number (___)

        BENEFICIARY:                NZ CORPORATION, AN ARIZONA CORPORATION

                                    NZ DEVELOPMENT CORPORATION, AN ARIZONA
                                    CORPORATION NZU CORPORATION, A NEW MEXICO
                                    CORPORATION 333 North 44th Street, Suite 420
                                    Phoenix, Arizona 85008 Facsimile Number
                                    (602) 952-8769

         TRUSTEE:                   K. BELLAMY BROWN, ESQ.
                                    Attorney at Law
                                    THE CAVANAGH LAW FIRM, LP
                                    1850 North Central Ave.
                                    Suite 2400
                                    Phoenix, AZ  85004
                                    Facsimile Number (602) 322-4000


         ORIGINAL PRINCIPAL
         INDEBTEDNESS SECURED:              Seven Million Three Hundred
                                            Sixty Thousand and No/100 Dollars
                                            ($7,360,000) evidenced by that
                                            certain Promissory Note of even date
                                            herewith executed by Trustor as the
                                            Maker and payable to Beneficiary as
                                            the Payee (the "Note").

         LEGAL DESCRIPTION
         OF REAL PROPERTY:                  That certain real property more  particularly
                                            described in Exhibit "A" attached  hereto
                                            and by this reference incorporated herein ("Property").

      Trustor, in consideration of the loan described herein, irrevocably grants, bargains, conveys, transfers and assigns the Property to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, together with all structures and improvements now existing or hereafter erected on the Property, all easements, rights and appurtenances thereto or used in connection therewith, all leases, lease guarantees, rents, royalties, issues, profits, revenues, income and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject to the rights given below to Trustor to collect and apply such rents, royalties, issues, profits, revenues, income and other benefits), all water rights and water stock, all solar rights, all rights held by Trustor as the declarant under any covenants, conditions and restrictions against the Property, all tangible property and rights relating to the Property or the operation thereof, or used in connection therewith, including without limitation (if owned by Trustor or if Trustor has an interest therein) all goods, instruments, documents, chattel paper, contract rights, accounts, general intangibles, inventory, furniture, equipment and fixtures, trade names and trademarks, licenses, permits, franchises, all fixtures, machinery, equipment, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, attached or affixed to, or used or intended to be used in connection with, the Property, including, but without limitation, all heating, lighting, laundry, incinerating, gas, electric and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, air conditioning apparatus, elevators and related machinery and equipment, pool and pool operation and maintenance equipment, shades, awnings, blinds, curtains, drapes, attached floor coverings, including rugs and carpeting, television, radio and music cable antennae and systems, screens, storm doors and windows, stoves, refrigerators, dishwashers and other installed appliances, attached cabinets, partitions, ducts and compressors, and trees, plants and other items of landscaping, all of which, including replacements and additions (including abandonment) thereto, shall, to the fullest extent permitted by law and for the purposes of this Deed of Trust, be deemed conclusively to be real property and conveyed by this Deed of Trust, and all proceeds and products of any and all thereof, and Trustor agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Beneficiary to confirm the lien of this Deed of Trust on any of the foregoing; all of the foregoing property referred to in this paragraph, together with the Property, are collectively referred to hereafter as the "Property";

      This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may elect:

            (a) Payment in full of the Note and any extensions, renewals or modifications thereof, including payment of principal and interest pursuant to the terms of the Note in graduated, adjusted or graduated and adjusted payments, if the Note calls for graduation, adjustment or graduation and adjustment of payments, respectively, and including payment of interest as adjusted pursuant to the terms of the Note, if the Note calls for any adjustments in the rate at which interest accrues and including payment of amounts respecting interest added to principal, if the Note provides for the addition of accrued and unpaid interest to principal, and the performance and discharge of each and every obligation of Trustor set forth in the Note.

            (b) Payment of such additional sums, with interest thereon, as may hereafter be borrowed from Beneficiary by the then record owner or owners of the Property when evidenced by another promissory note or notes which recite that they are so secured.

            (c) Performance of each agreement of Trustor herein contained or incorporated herein by reference including those contained in that certain Loan Agreement between Beneficiary and Trustor dated the same date as this Deed of Trust, and other documents executed by Trustor in connection with the loan evidenced by the Note, which documents are hereby incorporated by reference.

            (d) Payment and performance of all obligations under this Deed of Trust.

            (e) All interest and charges on all obligations secured hereby including, without limit, late charges and loan fees.

                              COVENANTS OF TRUSTOR

      To ensure payment of the Note and all amounts due thereunder and to protect the security of this Deed of Trust, Trustor covenants and agrees as follows:

      1. PERFORMANCE OF OBLIGATIONS SECURED. Trustor shall promptly pay when due the principal and interest evidenced by the Note, and any late charges and other fees provided for in the Note or provided for herein, and shall further perform fully and in a timely manner all other obligations of Trustor contained in this Deed of Trust or in the Note. All sums payable by Trustor hereunder shall be paid without demand, counterclaim, offset, deduction or defense, and Trustor waives all rights now or hereinafter conferred by law or otherwise to any such demand, counterclaim, offset, deduction or defense.

      2. INSURANCE. Trustor shall keep the Property insured with an all-risk policy insuring against loss or damage by fire with extended coverage and against any other risks or hazards (to the extent insurable) and which, in the opinion of Beneficiary, should be insured against, in an amount not less than the full insurable value thereof on a replacement cost basis, with an inflation guard endorsement, with a company or companies and in such form and with such endorsements as may be approved or required by Beneficiary, including, if applicable, boiler explosion coverage and sprinkler leakage coverage. All losses under said insurance shall be payable to Beneficiary and shall be applied in the manner provided in Paragraph 3 herein. Trustor also shall carry comprehensive general public liability insurance for not less than $1,000,000 per occurrence in such form and with such companies as are reasonably satisfactory to Beneficiary. Trustor also shall carry insurance against flood if required by the Federal Flood Disaster Protection Act of 1973 and regulations issued thereunder. All hazard, flood and rent loss insurance policies shall be endorsed with a standard noncontributory mortgagee clause in favor of and in form acceptable to Beneficiary, and may be canceled or modified only upon not less than ten (10) days' prior written notice to Beneficiary. All of the above-mentioned insurance policies or certificates of such insurance satisfactory to Beneficiary, together with receipts for the payment of premiums thereon, shall be delivered to and held by Beneficiary, which delivery shall constitute assignment to Beneficiary of all return premiums to be held as additional security hereunder. All renewal and replacement policies shall be delivered to Beneficiary at least thirty (30) days before the expiration of the expiring policies. Beneficiary shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Trustor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

      3. CONDEMNATION AND INSURANCE PROCEEDS.

            a. Payment of Proceeds. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of or damage or injury to the Property, or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned to and shall be paid to Beneficiary and to be applied in accordance with the provisions of Subparagraph
(3b) herein. In addition, all causes of action, whether accrued before or after the date of this Deed of Trust, of all types for damages or injury to the Property, or in connection with or affecting the Property or any part thereof, including without limitation causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact, are hereby assigned to Beneficiary as additional security, and the proceeds thereof shall be paid to Beneficiary. Beneficiary may at its option appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement thereof. Trustor, immediately upon obtaining knowledge of any casualty damage to the Property or damage in any other manner in excess of $25,000 or knowledge of the institution of any proceedings relating to condemnation or other taking of or damage or injury to the Property or any portion thereof, shall immediately notify Beneficiary in writing of such occurrence. Beneficiary may participate in any such proceedings and may join Trustor in adjusting any loss covered by insurance.

            b. Application of Proceeds. All compensation, awards, proceeds, damages, claims, insurance recoveries, rights of action and payments which Trustor may receive or to which Trustor may become entitled with respect to the Property in the event of any damage or injury to or a partial condemnation or other partial taking of the Property shall be paid over to Beneficiary and shall be applied first toward reimbursement of all costs and expenses of Beneficiary in connection with recovery of the same, and then shall be applied, as follows:

                  1) Beneficiary shall consent to the application of such payments to the restoration of the Property so damaged if and only if Trustor fulfills all of the following conditions, a breach of any one of which shall constitute an Event of Default under this Deed of Trust: (i) that no default or Event of Default which has not been cured within the applicable cure period is then outstanding under this Deed of Trust or the Note; (ii) Beneficiary is satisfied that the insurance or award proceeds shall be sufficient to fully restore and rebuild the Property free and clear of all liens except the liens of any Senior Encumbrance or of this Deed of Trust, or, in the event that such proceeds are in Beneficiary's reasonable judgment insufficient to restore and rebuild the Property, then Trustor shall deposit promptly with Beneficiary funds which, together with the insurance or award proceeds, shall be sufficient in Beneficiary's sole judgment to restore and rebuild the Property; (iii) construction and completion of restoration and rebuilding of the Property shall be completed in accordance with plans and specifications and drawings submitted to and approved by Beneficiary, which plans and specifications and drawings shall not be substantially modified, changed or revised without Beneficiary's prior written consent, said consent not to be unreasonably withheld; and, (v) any and all monies which are made available for restoration and rebuilding hereunder shall be disbursed through Beneficiary, the Trustee or a title insurance company satisfactory to Beneficiary, in accord with standard construction lending practice, including, if requested by Beneficiary, monthly lien waivers and title insurance endorsements, and the provision of payment and performance bonds by Trustor, or in any other manner approved by Beneficiary in Beneficiary's sole discretion; or,

                  2) If less than all of conditions (i) through (v) in Subparagraph (1) above are satisfied, then such payments shall be applied in the sole and absolute discretion of Beneficiary: (i) to the payment or prepayment with any applicable prepayment premium of any indebtedness secured by this Deed of Trust in such order as Beneficiary may determine; or, (ii) to the reimbursement of Trustor's expenses incurred in the rebuilding and restoration of the Property. In the event Beneficiary elects under this Subparagraph (2) to make any monies available to restore the Property, then all of conditions (i) through (v) in Subparagraph (1) above shall apply, except such conditions which Beneficiary, in its sole discretion, may waive.

After restoration of the Property as provided in 3(b)(1) above, such payments shall be applied to the payment or prepayment of any indebtedness secured by this Deed of Trust.

            c. Inadequate Insurance. If any material part of the Property is damaged or destroyed and the loss is not adequately covered by insurance proceeds collected or in the process of collection, Trustor shall deposit, within ten (10) days of the Beneficiary's request therefor, the amount of the loss not so covered.

            d. Condemnation Award and Insurance Proceeds. All compensation, awards, proceeds, damages, claims, insurance recoveries, rights of action and payments which Trustor may receive or to which Trustor may become entitled with respect to the Property in the event of a total condemnation or other total taking of the Property shall be paid over to Beneficiary and shall be applied first toward reimbursement of all costs and expenses of Beneficiary in connection with recovery of the same, and then shall be applied to the payment or prepayment (with any applicable prepayment premium) of any indebtedness secured hereby in such order as Beneficiary may determine, until the indebtedness secured hereby has been paid and satisfied in full. Any surplus remaining after payment and satisfaction of the indebtedness secured hereby shall be paid to Trustor as its interest may then appear.

            e. No Waiver. Any application of such amounts or any portion thereof to any indebtedness secured hereby shall not be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

      4. TAXES, LIENS AND OTHER ITEMS. Trustor shall pay at least ten days before delinquency, all taxes, bonds, assessments, special assessments, common area charges, fees, liens, charges, fines, penalties, impositions and any and all other items which are attributable to or affect the Property and which may attain a priority over this Deed of Trust, by making payment directly to the payee thereof, unless Trustor shall be required to make payment to


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Beneficiary on account of such items pursuant to Paragraph 5 herein. Trustor shall discharge any lien which has attained or may attain priority over this Deed of Trust within thirty (30) days from the date that Trustor receives notice of same. In the event of the passage after the date of this Deed of Trust of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of deeds of trust or debts secured by deeds of trust for state, federal or any other purposes, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, the holder of this Deed of Trust and of the debt which it secures shall have the right to declare the principal sum and the interest due on a date to be specified by not less than thirty (30) days written notice to be given to Trustor by Beneficiary; provided, however, that such election shall be ineffective if Trustor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder and if, prior to such specified date, does pay such taxes and agrees to pay any such tax when hereafter levied or assessed against the Property, and such agreement shall constitute a modification of this Deed of Trust.

      5. IMPOUND ACCOUNT. Upon any Event of Default under this Deed of Trust, whether or not subsequently cured, Trustor agrees to pay to Beneficiary, if Beneficiary so requests, in addition to any other payments required hereunder or under the Note, the monthly installments, as estimated by Beneficiary, of all taxes, assessments and insurance premiums (together with ground rents if the Property includes a leasehold estate) for the purpose of building up a fund to insure payment when due or before delinquency of any or all of the taxes, assessments and insurance premiums (and rents if applicable) required to be paid with respect to the Property. If the amounts paid to Beneficiary under the provisions of this Paragraph 5 are insufficient to discharge the obligations of Trustor to pay such premiums, taxes and assessments (and rents if applicable) as the same become due or delinquent, Trustor shall pay to Beneficiary, upon its demand, such additional sums as are necessary to discharge Trustor's obligations to pay such amounts. All moneys paid to Beneficiary under this Paragraph 5 may be intermingled with other moneys of or paid to Beneficiary but a separate account called "Impound Account" shall be maintained therefor. Disbursements shall be made against such account for the payment by Beneficiary of the foregoing amounts, whether before or after they become due and payable. In the event of a default in the payment of any moneys due on the Note or default in the performance of any of the covenants and obligations of this Deed of Trust, then the balance remaining from moneys paid to Beneficiary under the provisions of this Paragraph 5 may, at the option of Beneficiary, be applied to the payment of principal and/ or interest upon the Note after being applied to any of the purposes for which the Impound Account was established. Beneficiary will make such reports of the Impound Account as are required by law. If Beneficiary sells or assigns this Deed of Trust, Beneficiary shall have the right to transfer all amounts deposited under this Paragraph 5 to the purchaser or assignee, and Beneficiary shall thereupon be released and have no further liability hereunder for the application of such deposits, and Trustor shall look solely to such purchaser or assignee for such application and for all responsibility relating to such deposits.

      6. MAINTENANCE AND PRESERVATION OF THE PROPERTY. Trustor shall: (i) keep the Property in good condition and repair; (ii) not remove or demolish the Property or any part thereof without Beneficiary's prior written consent; (iii) except for any Improvements described in the Loan Agreement, not alter, restore or add to the Property without Beneficiary's prior written consent; (iv) complete or restore promptly and in good and workmanlike manner the Property pursuant to Section 3(b) or any part thereof which may be damaged or destroyed;
(v) not suffer violation of any, and shall comply with all: (a) laws, ordinances, regulations and standards; (b) all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character; and, (c) requirements of insurance companies and any bureau or agency which establishes standards of insurability, which laws, covenants or requirements affect the Property and pertain to acts committed or conditions existing therein, including (but without limit) such work or alteration, improvement or demolition as laws, covenants or requirements mandate; (vi) not alter the occupancy or use of all or any part of the Property without the prior written consent of Beneficiary; (vii) as required by Beneficiary, perform the lessor's covenants under the leases affecting the Property in which Trustor holds the lessor's interest, and not to cause or permit a modification or termination of any lease that would impair the value of the leases to the lessor, or the interest of the lessor or Beneficiary in the leases; (viii) not commit or permit waste of the Property; (ix) do all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value; (x) not create any deed of trust or encumbrance upon the Property subsequent hereto, without the prior written consent of Beneficiary;
(xi) make no further assignment of rents of the Property without Beneficiary's prior written consent; and, (xii) execute and, where appropriate, acknowledge all further documents, instruments and other papers as Beneficiary or Trustee deems necessary or appropriate to preserve, continue, perfect and enjoy the security of this Deed of Trust and perform Trustor's obligations, including, without limit, statements of the amount secured hereby then owing and statements of no offset.


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      7. CONSTRUCTION OF IMPROVEMENTS. If Trustor shall commence any alteration or construction of improvements on the Property, Trustor agrees, anything in this Deed of Trust to the contrary notwithstanding: (i) to complete same in accordance with plans and specifications satisfactory to Beneficiary; (ii) to allow Beneficiary to inspect the Property at all times during construction;
(iii) to replace any work or materials unsatisfactory to Beneficiary within thirty (30) days after written notice from Beneficiary of such fact; (iv) to immediately discharge or bond over any mechanic or materialman's lien; and (v) that work shall not cease on the construction of such improvements for any reason whatsoever (except for acts of God or force majeure) for a period of fifteen (15) or more calendar days. Trustor shall comply with all laws affecting the Property and pertaining to any alterations or improvements to be made thereon.

      8. PROTECTION OF BENEFICIARY'S SECURITY. If Trustor fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which materially affects Beneficiary's interest in the Property, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Beneficiary at its option, upon notice to Trustor, may make such appearances, disburse such sums and take such action as is necessary to protect Beneficiary's interest, including, but not limited to, disbursement of reasonable attorneys' fees and entry upon the Property to make repairs. Any amounts disbursed by Beneficiary pursuant to this Paragraph 8, or any other provision of this Deed of Trust, with interest thereon, shall become additional indebtedness of Trustor secured by this Deed of Trust. Unless Trustor and Beneficiary agree to other terms of payment, such amounts shall be payable upon notice from Beneficiary to Trustor requesting payment thereof, and shall bear interest from the date of disbursement at the Default Rate set forth in the Note, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate permissible under applicable law. Trustor recognizes that its failure to pay such sums when due will require Beneficiary to incur additional expense in servicing the loan secured hereby, in loss to the Beneficiary in meeting its other financial commitments, and that damages caused thereby would be extremely difficult and impractical to ascertain. Trustor agrees that the accrual of interest at the Default Rate on such sums is a reasonable estimate of the damage to Beneficiary in the event of Trustor's failure to pay such sums. Nothing contained in this Paragraph 8 shall require Beneficiary to incur any expense or take any action hereunder. Likewise, in the event that Trustee shall expend any amounts pursuant to any provision of this Deed of Trust, such amounts with interest shall be repaid and become additional indebtedness secured by this Deed of Trust, all in accordance with the foregoing.

      9. ACCESS TO TRUSTOR'S BOOKS AND RECORDS. Trustor shall permit and hereby authorize Beneficiary or its agents, at all reasonable times during normal business hours (but not more than once a quarter) subject to 24 hours verbal notice, to have unrestricted access to and to copy its records, books of account, ledgers, journals, contracts, subcontracts, bills and statements relating to the Property, including any supporting or related vouchers or other instruments. If Beneficiary so requires, such records, books, vouchers or other documents shall be made available at Trustor's office to an accountant of Beneficiaryss.s choice for audit, examination, inspection or duplication.

      10. USE OF PROPERTY. Except as provided in the Loan Agreement of even date herewith or unless required by applicable law or unless Beneficiary has otherwise agreed in writing, Trustor shall not allow material changes in the use for which the Property was intended at the time this Deed of Trust was executed. Trustor shall not initiate or acquiesce in a change in the zoning classification of the Property without Beneficiary's written consent.

      11. PERFORMANCE UNDER SUPERIOR LIENS.

            a. Performance Required. In the event the lien of this Deed of Trust is subject and subordinate at any time to the lien of any other mortgage(s) or deed(s) of trust (collectively, "Senior Encumbrance"), Trustor agrees to perform and discharge in due course and in accordance with its terms and provisions, all obligations secured by the Senior Encumbrance, including all other agreements or obligations undertaken or created for the purpose of evidencing or securing the obligations evidenced by the note(s) (collectively, "Senior Note") secured by the Senior Encumbrance (together "Senior Encumbrance Obligations"). Any failure on the part of Trustor fully to perform and discharge all such Senior Encumbrance Obligations in accordance with their terms shall constitute a breach and default by Trustor of its obligation to Beneficiary arising under this Deed of Trust, in which


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event, subject to applicable cure periods, Beneficiary may elect to accelerate and declare the entire principal balance and all accrued and unpaid interest on the Note, and all other sums secured hereby, immediately due and payable. Trustor agrees that Beneficiary may, but need not, perform and/or discharge any Senior Encumbrance Obligations. Trustor hereby warrants to Beneficiary that Trustor's obligation pursuant to any such senior Deed of Trust is fully current and that no default exists with respect thereto.

            b. Default for Failure to Perform. In addition, in the event that Trustor shall, voluntarily or involuntarily, take or permit to be taken any act, or fail to take any act which results in an acceleration of the due date of the principal balance of the Senior Note or a change in the terms thereof (other than a change in the interest rate pursuant to an adjustment to a variable interest rate set forth in such Senior Note) or in the making of a future advance secured by the Senior Encumbrance (if such advance increases the principal balance of the Senior Note to an amount greater than the principal amount shown on said Senior Note), then, irrespective of whether or not Trustor's act or omission constitutes a default under the Senior Note or Senior Encumbrance and irrespective of the Senior Note holder's actual authority or entitlement to accelerate or change such terms, subject to applicable cure periods, Beneficiary may elect at any time thereafter to accelerate and declare the entire principal balance and all accrued and unpaid interest on the Note, and all other sums secured hereby, immediately due and payable. Without in any manner limiting the aforesaid right of Beneficiary to accelerate in such event, Beneficiary may also elect to perform or discharge the Senior Encumbrance obligations or contest, at Beneficiary's sole discretion, the right and authority of the holder of the Senior Note to take the above-described action. In the event that Beneficiary shall perform or discharge all or part of the Senior Encumbrance Obligations, expenditures thus made by Beneficiary shall be reimbursed by Trustor to Beneficiary on demand. In the event that Beneficiary shall contest the aforesaid action taken by the holder of the Senior Note, Trustor agrees to cooperate with Beneficiary in such contest.

      12. ABSOLUTE ASSIGNMENT OF RENTS, ISSUES AND PROFITS.

            a. Present Assignment. All of Trustor's interest in any leases or other occupancy agreements pertaining to the Property now existing or hereafter entered into, and all of the leases, lease guarantees, rents, royalties, issues, profits, revenue, income and other benefits of the Property existing from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining to occupancy of any portion of the Property now existing or hereafter entered into (the "Rents and Profits"), whether now due, past due, or to become due, and including all prepaid rents and security deposits, are hereby absolutely, presently and unconditionally assigned, transferred and conveyed to Beneficiary to be applied by Beneficiary in payment of the principal and interest and all other sums payable on the Note and under this Deed of Trust. Beneficiary temporarily waives the right to exercise the rights and powers assigned to Beneficiary herein and agrees not to revoke such waiver until and unless an Event of Default (as defined hereafter) occurs and the cure period has expired. It is understood and agreed that the foregoing assignment of Rents and Profits to Beneficiary shall not be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof. Likewise, appointment of a receiver for the Property or any part thereof shall not be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property. Upon the occurrence of any Event of Default hereunder and the expiration of any applicable cure period, this shall constitute a direction to and full authority to each lessee under any lease to pay all Rents and Profits to Beneficiary without proof of the default. Trustor hereby irrevocably authorizes each lessee to rely on and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits due or to become due.

            b. Application of Rents. Trustor shall apply the Rents and Profits to the payment of all necessary and reasonable operating costs and expenses of the Property, and debt service on the indebtedness secured hereby, before using the Rents and Profits for Trustor's personal use or any other purpose not for the direct benefit of the Property.

            c. Performance by Trustor and Assignment of Leases. Trustor shall at all times perform the obligations of lessor under all such leases. Trustor shall at any time or from time to time, upon request of Beneficiary, transfer and assign to Beneficiary in such form as may be satisfactory to Beneficiary, Trustor's interest in any lease, subject to and upon the condition, however, that prior to the occurrence of any Event of Default and the expiration of any cure period hereunder Trustor shall have a license to collect and receive all Rents and


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Profits under such lease upon accrual, but not prior thereto, as set forth in
Subparagraph a above. Whenever requested by Beneficiary, Trustor shall furnish to Beneficiary, as to all tenancies of a term in excess of thirty (30) days: (i) a certificate of Trustor setting forth the names of all lessees under any leases, the terms of their respective leases, the space occupied, the rents payable thereunder, and the dates through which any and all rents have been paid; and, (ii) (upon a best efforts basis) duly executed estoppel certificates from any one or more leases as required by Beneficiary attesting to such facts as Beneficiary may reasonably require. Trustor shall not collect rents for more than one payment period in advance from any tenant without the written consent of Beneficiary.

            d. Attornment. Each lease for any part of the Property, shall make provision for the attornment of the lessee thereunder to any person succeeding to the interest of Trustor as the result of any foreclosure or transfer in lieu of foreclosure hereunder.

            e. Direct Creditor. Beneficiary shall be deemed to be the creditor of each lessee in respect of any assignments for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceedings affecting such lessee (without obligation on the part of Beneficiary, however, to file timely claims in such proceedings or otherwise pursue creditor's rights therein). Beneficiary shall have the right to assign Trustor's right, title and interest in any leases to any subsequent holder of this Deed of Trust or any participating interest therein or to any person acquiring title to all or any part of the Property through foreclosure or otherwise. Any subsequent assignee shall have the rights and powers herein provided to Beneficiary. Upon an Event of Default and the expiration of the period of time to cure, Beneficiary shall have the authority, as Trustor's attorney-in-fact, such authority being coupled with an interest and irrevocable, to sign the name of Trustor and to bind Trustor on all papers and documents relating to the operation, leasing and maintenance of the Property.

      13. PERSONAL PROPERTY SECURITY INTEREST.

            a. Security Interest. This Deed of Trust grants a security interest in and covers all property owned by Trustor or in which Trustor has an interest affixed to or located upon the Property, all articles of personal property and all materials delivered to the Property for incorporation or use in any construction being conducted thereon which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the Property. Such personal property shall include the personal property identified in the attached Exhibit B, if any, and: (i) all presently owned and hereafter acquired goods, instruments, documents, chattel paper, contract rights, accounts, general intangibles, inventory, fixtures, furniture, furnishings, machinery, equipment and appliances and all personal property of Trustor now or hereafter attached to or installed or placed in, on or about the Property for use in conjunction with the use and occupancy thereof, together with all accessories, parts and appurtenances thereto and all additions, renewals, improvements, and replacements thereof. (Trustor also hereby assigns to Beneficiary all leases and use agreements of all personal property in the categories above set forth, under which Trustor is the lessee or entitled to use such items, and Trustor agrees to execute to Beneficiary separate assignments of such leases and agreements when requested by Beneficiary, but Beneficiary shall not be obligated thereunder unless it so chooses, and Trustor agrees to fully and timely perform such obligations); (ii) all leases, lease guarantees, income, rents, issues, and profits which, from and after the date hereof, may accrue from said goods, fixtures, furnitures, furnishings, machinery, equipment and appliances, or any part thereof, or which may be received or receivable by Trustor from any use, leasing, or subleasing thereof (provided, that so long as Trustor is not in default hereunder after the expiration of the applicable cure period, Trustor shall have a license to collect said income, rents, issues and profits, subject, however, to any separate and prior assignment of leases and rents); (iii) all presently owned and hereafter acquired general intangibles and rights of every kind and nature of Trustor relating to the Property or the operation thereof, including but not limited to, all governmental permits relating to construction on the Property, all names by which the Property may be operated or known, all rights to carry on business under any such names, and all trade names, trademarks and goodwill in any way relating to the Property; (iv) all presently owned and hereafter acquired reserves, deferred payments, deposits, refunds, and payments, of every kind and nature of Trustor in any way relating to the Property or any of the personal property thereon other than rents, issues and profits previously and separately assigned; (v) all presently owned and hereafter acquired water stock and all solar rights owned by Trustor relating to the Property; and, (vi) all presently owned and hereafter acquired drawings, plans and specifications of Trustor prepared for construction of improvements relating to the Property, and all studies and data related thereto, and all contracts and agreements of the Trustor relating thereto or to the construction of improvements on the Property.


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            b. Security Agreement. To the extent any property covered by this
Deed of Trust consists of personal property covered by the Uniform Commercial Code, this Deed of Trust constitutes a Security Agreement and is intended to create a security interest in such personal property in favor of Beneficiary. This Deed of Trust shall be self-operative with respect to said personal property, but Trustor agrees to execute and deliver on demand such security agreement, financing statement and other instruments as Beneficiary may request in order to impose the lien hereof more specifically upon any of said personal property. Further, Trustor will at all times, at its sole cost and expense, keep said personal property insured to the full cash value thereof against loss or damage by fire and other risks which, in the opinion of Beneficiary, should be insured against, under policies of insurance with loss payable to Beneficiary, in form and by companies acceptable to Beneficiary and which shall provide for thirty (30) days minimum cancellation notice to Beneficiary. Each such policy or a certificate thereof shall be delivered to and retained by Beneficiary. Beneficiary is hereby irrevocably appointed Trustor's attorney-in-fact to endorse any check or draft that may be payable to Trustor, alone or jointly with other payees, so that Beneficiary may collect the proceeds payable for any loss under such insurance. Such proceeds, less any expenses incurred by Beneficiary in collection thereof, shall be applied either toward the costs of repair or replacement of the items damaged or destroyed, or, on account of any sums secured hereby, whether or not then due, in the same manner and upon the same terms and conditions as provided in Paragraph 3 above.

            c. Sale of Personal Property. In the Event of Default, and the expiration of the period of time to cure, Beneficiary may sell such personal property or any part thereof at public or private sale with notice to Trustor as hereinafter provided. The proceeds of sale, after deducting all expenses of Beneficiary in taking, storing, repairing and selling the personal property (including reasonable attorney's fees) shall be applied to such matters, in such amounts, and in such order, as Beneficiary shall determine. At any sale, public or private, of said personal property or any part thereof, Beneficiary may purchase any or all said personal property offered at such sale. Beneficiary shall give Trustor reasonable notice of any sale of any of said personal property. Trustor agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed at least five (5) days prior to sale, by regular or certified mail, postage prepaid, to Trustor at its address above set forth, or to such other address as Trustor may hereafter designate in writing to Beneficiary.

            d. Creditors' Rights. Beneficiary shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code of the state in which the Property is located and all other legal or equitable remedies provided by law, including, without limitation, the right to the appointment of a receiver.

      14. FIXTURE FILING. This Deed of Trust constitutes a financing statement filed as a fixture in the Official Records of the County Recorder of the county in which the Property is located with respect to any and all fixtures included within the term "Property" as used herein and with respect to any goods or other personal property that may now be or hereafter become such fixtures.

      15. TRANSFER RESTRICTIONS AND ACCELERATION. Subject to the provisions set forth herein, should Trustor sell, convey, transfer, or assign its interest in, including placing a lien thereon, or lease for a term in excess of one (1) year (except for the leases in effect as of the date of this Deed of Trust), the Property, or any part thereof, or any interest therein, or agree so to do, or suffer Trustor's title or any interest therein to be divested, whether voluntarily or involuntarily, or change, or permit to be changed, the character or the use of the Property, or drill or extract oil, gas or other hydrocarbon substances or any mineral of any kind or character on the Property, or if Trustor is a partnership and the interest of a general partner is assigned or transferred or, if Trustor is a corporation and more than 25% of the corporate stock thereof is sold, transferred or assigned during any eighteen (18) month period (collectively, hereinafter "Sale"), without the written consent of Beneficiary being first obtained, then Beneficiary shall have the right, at its option, subject to applicable law, to accelerate and declare the entire principal balance and all accrued and unpaid interest on the Note, and all other sums secured hereby, immediately due and payable. The provisions of this Paragraph 15 shall be fully applicable to any involuntary Sale and Sale by operation of law as well as any voluntary Sale by Trustor, but an agreement to sell subject to the consent of Beneficiary shall not be deemed to be a Sale. The foregoing right of acceleration is in addition to all other rights of acceleration which Beneficiary may have under this Deed of Trust or the Note. The foregoing shall not apply to the release of the Property under any provision in this Deed of Trust; furniture and fixtures, breakables and supplies, sold or exchanged in the ordinary course of business, provided that items of comparable value and quality are substituted as replacements; any assignment, transfer or conveyance of the Property with the consent of Beneficiary which consent may be


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withheld by Beneficiary, based upon Beneficiary's review of the transferee's credit worthiness, transferee's experience with projects of the nature secured hereby, the terms of the transfer, and other factors deemed by Beneficiary to be material in evaluating the proposed transferee. Upon the assignment, transfer or conveyance of the Property with Beneficiary's consent, Trustor shall pay to Beneficiary a fee in an amount equal to one percent of the unpaid principal balance of the loan ("Transfer Fee") at the time of the said assignment, transfer or conveyance.

      16. FINANCIAL STATEMENTS; OFFSET CERTIFICATES.

            a. Annual Statement. Trustor shall keep accurate books and records in connection with the Property. Trustor, without expense to Beneficiary, shall, upon receipt of written request from Beneficiary, furnish to Beneficiary an annual statement of the operation of the Property prepared and certified by Trustor, showing, in reasonable detail satisfactory to Beneficiary, total rents received and total expenses together with an annual balance sheet and profits and loss statement, within one hundred twenty (120) days after the close of each fiscal year of Trustor.

            b. Offset Certificates. Trustor, within five (5) business days upon request in person or within ten (10) days upon request by mail, shall furnish a written statement duly acknowledged of all amounts due on any indebtedness secured hereby, whether for principal or interest on the Note or otherwise, and stating whether any offsets or defenses exist against the indebtedness secured by this Deed of Trust and covering such other matters with respect to any such indebtedness as Beneficiary may reasonably require. If Trustor fails to furnish such a statement, Beneficiary may prepare and furnish such a statement which shall be deemed true and correct and may be relied on by third parties as such.

      17 TRUSTEE'S COSTS AND EXPENSES; GOVERNMENTAL CHARGES. Trustor shall pay all costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties under this Deed of Trust, including without limitation the cost of any trustee's sale guaranty or other title insurance coverage ordered in connection with any sale or foreclosure proceedings hereunder, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions imposed by any governmental authority on Trustee or Beneficiary by reason of its interest in the Note or this Deed of Trust.

      18 NOTIFY LENDER OF DEFAULT. Trustor shall notify Beneficiary in writing within five (5) days of the occurrence of any Event of Default or other event which, upon the giving of notice or the passage of time or both, would constitute an Event of Default.

                                EVENTS OF DEFAULT

      The existence or occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder (including, if Trustor consists of more than one person or entity, the occurrence of any of such events with respect to any one or more of such persons or entities):

      19 PAYMENT AND PERFORMANCE OBLIGATIONS. Failure to make any payment of principal, interest or late charges on the Note when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any prepayment or otherwise, or default in the performance of any of the covenants or agreements of Trustor contained herein, if any monetary default shall not have been cured within 10 days after notice thereof and any non-monetary default shall not have been cured within 30 days after notice thereof (unless the default cannot be cured within 30 days and Trustor commences a cure within the 30 days and diligently prosecutes the cure until it is complete, in which event, Trustor shall have a reasonable amount of time after the 30 days to cure a non-monetary default).

      20 RECEIVERSHIP. The appointment, pursuant to an order of a court of competent jurisdiction, of a trustee, receiver or liquidator of the Property or any part thereof, or of Trustor, or any termination or voluntary suspension of the transaction of business of Trustor, or any attachment, execution or other judicial seizure of all or any substantial portion of Trustor's assets.

      21 BANKRUPTCY OR INSOLVENCY. Trustor being insolvent by being unable to pay debts when due or by having liabilities in excess of assets; or Trustor committing an act of bankruptcy, making a general assignment


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for the benefit of creditors, or the filing by or against Trustor of a voluntary or involuntary petition in bankruptcy or for the appointment of a receiver (and any involuntary petition is not dismissed within 90 days from the filing thereof); or if there commences under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, proceedings affecting the Property or for the composition, extension, arrangement or adjustment of any of Trustor's obligations (and any involuntary petition is not dismissed within 90 days from the filing thereof); or if Trustor's business is discontinued as a going concern or is suspended; or if a writ of attachment, execution, or any similar process is issued or levied against any significant part of Trustor's property that is not released, stayed, bonded or vacated within a reasonable time after its issue or levy; or if Beneficiary shall deem itself insecure with respect to Trustor's performance of any of its obligations to Beneficiary hereunder or otherwise.

      22 TERMINATION. If Trustor is other than a natural person or persons, without the prior written consent of Beneficiary in each case, the voluntary or involuntary dissolution or termination of existence of Trustor.

      23 TAX EVENT. The imposition of a tax, other than a state or federal income tax, on or payable by Trustee or Beneficiary by reason of its ownership of the Note or this Deed of Trust, and Trustor not promptly paying said tax, or it being illegal for Trustor to pay said tax.

      24 MISREPRESENTATION OF FACT. Willful or negligent misrepresentations of material fact by Trustor in any document submitted to Beneficiary in support of the loan represented by the Note or in connection with the Note and this Deed of Trust.

      25 OTHER. Any other event occurring which, under this Deed of Trust, or under the Note constitutes a default by Trustor hereunder or thereunder or gives Beneficiary the right to accelerate the maturity of the indebtedness (or any part thereof) secured hereby, including but not limited to a prohibited transfer as described in Paragraph 15 above.

                                    REMEDIES

      Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies, subject to Trustee or Beneficiary giving Trustor ten (10) days' written notice for a monetary default and thirty (30) days' written notice for a non-monetary default; provided, however, that Trustor shall have a reasonable amount of time after the 30 days for a cure of a non-monetary default, if the default cannot be cured within 30 days and Trustor commences a cure within 30 days and diligently prosecutes the cure until it is completed:

      26 CONCURRENT CURE PERIODS. All notice and cure periods provided in this Deed of Trust, the Note or any other document or instrument evidencing or securing the Note shall run concurrently with any notice or cure periods provided by law. Without limiting the foregoing, Beneficiary shall be entitled to exercise its remedies under this Deed of Trust if any event occurs which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Deed of Trust or would entitle Beneficiary to accelerate the indebtedness evidenced by the Note. Furthermore, the recording and mailing to Trustor of a notice or breach and election to sell shall constitute notice of such failure to perform under this Deed of Trust, the Note or any other loan document.

      27 ACCELERATION. Beneficiary may declare the entire principal amount of the Note then outstanding (if not then due and payable), and accrued and unpaid interest thereon, and all other sums or payments required thereunder, to be due and payable immediately.

      28 ENTRY. Irrespective of whether Beneficiary exercises the option provided in Paragraph 28 herein, Beneficiary in person or by agent or by court-appointed receiver may, without notice to Trustor, enter on, take possession of, manage and operate the Property or any part thereof and do all things necessary or appropriate in Beneficiary's sole discretion in connection therewith, including without limitation making and enforcing, and if the same be subject to modification or cancellation, modifying or cancelling leases upon such terms or conditions as Beneficiary deems proper, obtaining and evicting tenants, and fixing or modifying rents, contracting for and making repairs and alterations, and doing any and all other acts which Beneficiary deems proper to protect the security hereof; and either with or without so taking possession, in its own name or in the name of Trustor, sue for or otherwise collect and receive the Rents and Profits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured


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hereby, and in such order as Beneficiary may determine. Upon request of
Beneficiary, Trustor shall assemble and make available to Beneficiary at the site of the Property any of the Property which has been removed therefrom. The entering upon and taking possession of the Property, or any part thereof, and the collection of any Rents and Profits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice or default hereunder or invalidate any act done pursuant to any such default or notice, and, notwithstanding continuance in possession of the Property or any part thereof by Beneficiary, Trustor or a receiver, and the collection, receipt and application of the Rents and Profits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law or in equity upon or after the occurrence of an Event of Default, including without limitation the right to exercise the power of sale. Any of the actions referred to in this Paragraph 28 may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured.

      29 JUDICIAL ACTION. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument as a realty mortgage or to enforce any of the terms hereof, subject to any non-recourse provision in this Deed of Trust.

      30 POWER OF SALE. Beneficiary may elect to cause the Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law. In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Property or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Sales hereunder of any personal property only shall be conducted in any manner permitted by the Uniform Commercial Code of the state in which the Property is located. Where the Property consists of real property and personal property located on or within the real property, Beneficiary may elect in its discretion to dispose of both the real and personal property together in one sale pursuant to real property law as permitted by the Uniform Commercial Code of the state in which the Property is located. Should Beneficiary elect to sell the Property, or any part thereof, which is real property or which Beneficiary has elected to treat as real property as provided above, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell said real property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place notice therefor. If the Property consists of several lots, parcels or items of property, Beneficiary may: (i) designate the order in which such lots, parcels or items shall be offered for sale or sold; or, (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Beneficiary deems in its best interest. Any person, including Trustor, Trustee or Beneficiary, may purchase at any sale hereunder, and Beneficiary shall have the right to purchase at any sale hereunder by crediting upon the bid price the amount of all or any part of the indebtedness hereby secured. Should Beneficiary desire that more than one sale or other disposition of the Property be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Property not sold until all indebtedness secured hereby has been fully paid. In the event Beneficiary elects to dispose of the Property through more than one sale, Trustor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by Trustee in connection with such sale or sales, together with interest on all such advances made by Trustee at the lower of the rate set forth in the Note or the maximum rate permitted by law to be charged by Trustee. Upon any sale hereunder, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.


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      31 PROCEEDS OF SALE. The proceeds of any sale made under or by virtue of this Deed of Trust, together with all other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, shall be applied as follows:

            FIRST: To the payment of costs and expenses of sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to the agents and counsel of Trustee and Beneficiary, and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest on all advances made by Trustee at the lower of the interest rate set forth in the Note or the maximum rate permitted by law to be charged by Trustee.

            SECOND: To the payment of any and all sums expended by Beneficiary under the terms of this Deed of Trust, not then repaid, with accrued interest at the rate set forth in the Note, and all other sums (except advances of principal and interest thereon) required to be paid by Trustor pursuant to any provisions of this Deed of Trust, or the Note, including without limitation all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust or in connection with the enforcement thereof, together with interest thereon as herein provided.

            THIRD: To the payment of the entire amount then due, owing or unpaid for principal and interest upon the Note with interest on the unpaid principal at the rate set forth therein from the date of advancement thereof until the same is paid in full.

            FOURTH: The remainder, if any, to the person or persons legally entitled thereto.

      32 WAIVER OF LAWS. To the fullest extent Trustor may do so, Trustor agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for itself and its representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, exemption, appraisement, stay of execution, notice of intention to mature or declare due the whole or any part of the indebtedness secured hereunder, notice of election to mature or declare due the whole or any part of such indebtedness and all rights to a marshaling of the assets of Trustor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Trustor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of the Deed of Trust to a sale of the Property for the collection of such indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of the Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this Section and now in force, of which Trustor or its representatives, successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

      33 REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or otherwise. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, the holder of the Note, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Notwithstanding any other provision of this Deed of Trust, Beneficiary shall have all remedies available at law, in equity or otherwise.


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                                  MISCELLANEOUS

      34 SEVERABILITY. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      35 CERTAIN CHARGES. Trustor agrees to pay Beneficiary for each statement of Beneficiary (other than for the standard periodic statement of Beneficiary) as to the obligations secured hereby, furnished at Trustor's request, the fees, costs and expenses incurred by Beneficiary in connection with each statement. Trustor further agrees to pay the charges of Beneficiary for any other service rendered Trustor, or on its behalf, connected with this Deed of Trust or the indebtedness secured hereby, including without limitation the delivery to an escrow holder of a request for full or partial reconveyance of this Deed of Trust, transmitting to an escrow holder moneys secured hereby, changing its records pertaining to this Deed of Trust and indebtedness secured hereby to show a new owner of the Property, and replacing an existing policy of insurance held hereunder with another such policy.

      36 NOTICES. All notices expressly provided hereunder to be given by Beneficiary to Trustor and all notices and demands of any kind or nature whatsoever which Trustor may be required or may desire to give to or serve on Beneficiary shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) transmitted by telecopier, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (iii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iv) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the address set forth above, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing.

      37 TRUSTOR NOT RELEASED. Extension of the time for payment or modification of the terms of payment of any sums secured by this Deed of Trust granted by Beneficiary to any successor in interest of Trustor shall not operate to release, in any manner, the liability of the original Trustor. Beneficiary shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by the Deed of Trust by reason of any demand made by the original Trustor. Without affecting the liability of any person, including Trustor, for the payment of any indebtedness secured hereby, or the lien of this Deed of Trust on the remainder of the Property for the full amount of any such indebtedness and liability unpaid, Beneficiary and Trustee are respectively empowered as follows: Beneficiary may from time to time and without notice: (i) release any person liable for the payment of any of the indebtedness; (ii) extend the time or otherwise alter the terms of payment of any of the indebtedness; (iii) accept additional real or personal property of any kind as security thereof, whether evidenced by deeds of trust, mortgages, security agreement or any other instrument of security; or, (iv) alter, substitute or release any property securing the indebtedness. Trustee may, at any time, and from time to time, upon the written request of Beneficiary: (i) consent to the making of any map or plat of the Property or any part thereof; (ii) join in granting any easement or creating any restriction thereon; (iii) join in any subordination or other agreement affecting this Deed of Trust or the lien or charge hereof; or, (iv) reconvey, without any warranty, all or part of the Property.

      38 RECONVEYANCE. Upon the payment in full of all sums and the performance of all obligations secured by this Deed of Trust, Beneficiary shall request Trustee to reconvey the Property and shall surrender this Deed of Trust and all notes evidencing indebtedness secured by this Deed of Trust to Trustee. Upon payment of its fees and any other sums owing to it under this Deed of Trust, Trustee shall reconvey the Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay all costs of recordation, if any. The recitals in such conveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

      39 STATUTE OF LIMITATIONS. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the fullest extent permitted by law.

      40 EFFECT AS DEED OF TRUST. Trustor acknowledges that it is the intent of the parties hereto that this Deed of Trust qualify and operate as a Deed of Trust upon real property pursuant to the laws of the jurisdiction where the Property is located. Trustor agrees that in the event that a court of competent jurisdiction finds that this


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Deed of Trust is ineffective, unenforceable or void as a Deed of Trust pursuant to the laws of the jurisdiction where the Property is located, this Deed of Trust shall be construed as a realty mortgage wherein Trustor is the mortgagor and Beneficiary is the mortgagee, and may thereby be foreclosed after default or breach hereunder in accordance with and pursuant to the laws of the jurisdiction where the Property is located (as amended at the time of such default or breach). In such event and to effectuate a realty mortgage effective as of the date hereof, Trustor as mortgagor does hereby forever grant, bargain, sell, convey, assign, transfer and mortgage the Property to Beneficiary and its successors and assigns as mortgagee.

      41 INTERPRETATION. Wherever used in this Deed of Trust, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word "Trustor" shall mean and include Trustor and any subsequent owner or owners of the Property, and the word "Beneficiary" shall mean and include not only the original Beneficiary hereunder but also any future owners and holders, whether in whole or in part, including pledgees, of the Note secured hereby. In this Deed of Trust whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural and conversely. In this Deed of Trust, the use of the word "including" shall not be deemed to limit the generality of the term or clause to which is has reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather could reasonably fall within the broadest scope of such general statement, term or matter. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret, define or limit the provisions of this Deed of Trust.

      42 CONSENT; DELEGATION TO SUB-AGENTS. The granting or withholding of consent by Beneficiary to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions. Wherever a power of attorney is conferred upon Beneficiary hereunder, it is understood and agreed that such power is conferred with full power of substitution, and Beneficiary may elect in its sole discretion to exercise such power itself or to delegate such power, or any part thereof, to one or more sub-agents.

      43 SUCCESSORS AND ASSIGNS. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Trustor and the successors in trust of Trustee and the endorsees, transferees, successors and assigns of Beneficiary. In the event Trustor is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein as well as the obligations arising therefrom are and shall be joint and several as to each such party.

      44 GOVERNING LAW. The loan secured by this Deed of Trust is made pursuant to, and shall be construed and governed by, the laws of the jurisdiction where the Property is located, and that the exercise by Beneficiary of the power of sale by virtue of this Deed of Trust shall be construed and governed by the laws of the jurisdiction where the Property is located.

      45 SUBSTITUTION OF TRUSTEE. Beneficiary may remove Trustee at any time or from time to time and appoint a successor trustee, and upon such appointment, all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall be appointed by written instrument duly recorded in the county or counties where the real property covered hereby is located, which appointment may be executed by any authorized agent of Beneficiary or in any other manner permitted by applicable law.

      46 NO WAIVER. No failure or delay by Beneficiary in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver, consent or approval of any kind by Beneficiary shall be effective unless contained in writing, signed and delivered by Beneficiary. No notice to or demand on Trustor in any case shall entitle Trustor to any other notice or demand in similar or other circumstances, nor shall such notice or demand constitute a waiver of the rights of Beneficiary to any other or further actions.

      47 BENEFICIARY NOT PARTNER OF TRUSTOR; TRUSTOR TO INDEMNIFY BENEFICIARY. The exercise by Beneficiary of any of its rights, privileges or remedies conferred hereunder or under the Note or under applicable


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
law, shall not be deemed to render Beneficiary a partner or a co-venturer with the Trustor or with any other person. Trustor shall indemnify Beneficiary against any claim by any third party for any injury, damage or liability of any kind arising out of any failure of Trustor to perform its obligations in this transaction, shall notify Beneficiary of any lawsuit based on such claim, and at Beneficiary's election, shall defend Beneficiary therein at Trustor's own expense by counsel satisfactory to Beneficiary or shall pay the Beneficiary's cost and attorneys' fees if Beneficiary chooses to defend itself on any such claim. This paragraph shall not apply to any claim caused by the negligence or willful misconduct of Beneficiary.

      48 TIME OF ESSENCE. Time is of the essence of this Deed of Trust and each and all of its terms and provisions.

      49 ENTIRE AGREEMENT. This Deed of Trust, the Note, and that certain Purchase Agreement for Real and Personal Property dated March 28, 2002, and any other instruments securing payment of the Note, if any, constitute the entire agreement between Trustor and Beneficiary and none of the foregoing may be modified or amended in any manner other than by supplemental written agreement executed by Trustor and Beneficiary; provided, however, that all written representations of Trustor, and of any partner, principal or agent of Trustor, previously made to Beneficiary shall be deemed to have been made to induce Beneficiary to make the loan secured hereby and to enter into the transaction evidenced hereby and by the Note, and shall survive the execution hereof and the closing pursuant hereto. This Deed of Trust cannot be changed or modified except by written agreement signed by both Trustor and Beneficiary.

      50 NO THIRD PARTY BENEFITS. This Deed of Trust, the Note and the other Related Agreements, if any, are made for the sole benefit of Trustor and Beneficiary and their successors and assigns, and convey no other legal interest to any party under or by reason of any of the foregoing.

      51 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT. Any leasehold estate against the Property shall be and is hereby made subject and subordinate in every respect to the lien of this Deed of Trust, and to all the provisions hereof, to all advances made or to be made under this Deed of Trust or the Note, and to any increases, renewals, modifications, or replacements of this Deed of Trust or the Note; provided, however, that (a) any lessee's right to quiet possession of the leasehold estate shall not be disturbed by Beneficiary so long as the lessee is not in default under the lease that creates the leasehold estate, and so long as the lessee shall pay the rent and observe and perform all of the provisions of the lease, unless the lease is otherwise terminated pursuant to its terms, and (b) in the event Beneficiary obtains title to the Property through foreclosure, exercise of power of sale, or other remedy under this Deed of Trust or deed in lieu of foreclosure, the lessee shall continue occupancy of the leasehold estate under the same terms and conditions of the lease and shall attorn to Beneficiary, its successors and assigns, or to the purchaser under a foreclosure or exercise of power of sale, or to the grantee of a deed in lieu of foreclosure, to the same extent and with the same force as if Beneficiary or such other party were the lessor under the leasehold estate. Under such circumstances, however, Beneficiary shall not be (a) liable for any act or omission of the lessor of the leasehold estate; or (b) subject to any offsets or defenses which the lessee might have against the lessor; or (c) bound by any rent or additional rent which the lessee might have paid beyond that due for the current month to the lessor; or (d) bound by any amendment or modifications of the lease made after the date of this Deed of Trust without Beneficiary's prior written consent.


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      IN WITNESS WHEREOF, the undersigned have executed this Deed of Trust as of the date set forth above.

TRUSTOR:

NZ TRUST, LLC, AN ARIZONA LIMITED LIABILITY COMPANY


By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its: Manager


NZ SNOWFLAKE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its: Manager


NZ MILKY RANCH, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its: Manager


NZ SILVER CREEK, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ JOSEPH CITY, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager

NZ NEW MEXICO LAND, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

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
NZ URANIUM, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ TRAVERTINE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ OIL AND GAS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ MINERALS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager


NZ HISTORY AND ARTIFACTS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

By: /s/ Robert M. Worsley
   -----------------------------------------
        Robert M. Worsley
  Its:  Manager

                            NOTARY ON FOLLOWING PAGE

STATE OF ARIZONA  )
                  ) ss.
County of Maricopa)

      The foregoing instrument was acknowledged before me this 28th day of March, 2002 by Robert M. Worsley, in his capacity as Manager for and on behalf of each of the following entities:

            NZ TRUST, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ SNOWFLAKE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ MILKY RANCH, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ SILVER CREEK, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ JOSEPH CITY, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ NEW MEXICO LAND, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ URANIUM, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ TRAVERTINE, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ OIL AND GAS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ MINERALS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
            NZ HISTORY AND ARTIFACTS, LLC, AN ARIZONA LIMITED LIABILITY COMPANY.


                                                   /s/ Yvonne E. Ulrich
                                                --------------------------------
                                                   Notary Public

My Commission expires:

  March 25, 2004

                                   EXHIBIT 1-C

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT is made and delivered as of the 28th day of March, 2002, collectively by all of the following companies:

         NZ Trust, LLC, an Arizona limited liability company
         NZ Snowflake, LLC, an Arizona limited liability company
         NZ Milky Ranch, LLC, an Arizona limited liability company
         NZ Silver Creek, LLC, an Arizona limited liability company
         NZ Joseph City, LLC, an Arizona limited liability company
         NZ New Mexico Land, LLC, an Arizona limited liability company
         NZ Uranium, LLC, an Arizona limited liability company
         NZ Travertine, LLC, an Arizona limited liability company
         NZ Oil and Gas, LLC, an Arizona limited liability company
         NZ Minerals, LLC, an Arizona limited liability company
         NZ History and Artifacts, LLC, an Arizona limited liability company,

which together shall hereafter be referred to collectively as "BORROWER", to and for the benefit of NZ Corporation, an Arizona corporation, NZ Development Corporation, an Arizona corporation, and NZU Corporation, a New Mexico corporation (collectively referred to hereinafter as "LENDER").

                                R E C I T A L S:

      A. Lender has agreed to make a loan to Borrower in the amount of $7,360,000.00 (the "LOAN") pursuant to and in accordance with the terms, provisions and conditions set forth in that certain Purchase Agreement for Real and Personal Property dated March 28, 2002, by and between Borrower and Lender (the "LOAN AGREEMENT"). Borrower is executing a certain Promissory Note of even date herewith (the "NOTE") payable to the order of Lender to evidence the Loan. The Note is secured by, among other things, a certain Deed of Trust of even date herewith (the "DEED OF TRUST") made by Borrower for the benefit of Lender covering the real estate described in EXHIBIT A attached hereto (the "PROPERTY"). All capitalized terms which are not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

      B. A condition precedent to Lender's extension of the Loan to Borrower is the execution and delivery by Borrower of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. CREATION OF SECURITY INTEREST. Borrower hereby grants to Lender a security interest in and mortgages the property owned by Borrower (specifically excluding therefrom any property owned by any tenant of the Property) and described as follows (hereinafter referred to collectively as the "COLLATERAL"):

            (a) All apparatus, machinery, devices, fixtures, communication devices, systems and equipment, fittings, appurtenances, equipment, appliances, furniture, furnishings, appointments, accessories, landscaping, plants and all other items of personal property located at the Property or used in the operation or maintenance of the Property or any business or operation conducted thereon. All fixtures and equipment now or hereafter installed for use in the operation of the buildings, structures and improvements now or hereafter on the Property, including but not limited to, all lighting, heating, cooling, ventilating, air-conditioning, plumbing, sprinkling, incinerating, refrigerating, air-cooling, lifting, fire extinguishing, cleaning, entertaining, security, communicating and electrical and power systems, and the machinery, appliances, fixtures and equipment pertaining thereto, all awnings, ovens, stoves, refrigerators, dishwashers, disposals, carpeting, switchboards, engines, motors, tanks, pumps, screens, storm doors and windows, shades, floor coverings, ranges, washers, dryers, disposals, cabinets, furniture, partitions, conduits, ducts and compressors, and all elevators and escalators and the machinery and appliances, fixtures and equipment pertaining thereto.

            (b) Any and all revenues, receivables and income now owned or hereafter acquired and arising from or out of the Property and/or the businesses and operations conducted thereon.

            (c) Any and all other personal property of any kind, nature or description, whether tangible or intangible, (including without limitation, any and all goods, accounts, management, maintenance, service and other contract rights, franchises, licenses, permits, chattel paper, money, documents, instruments and general intangibles) of Borrower arising from, relating to or used in connection with the operation or maintenance of the Property, whether now owned or hereafter acquired, or in which Borrower now has or shall hereafter acquire any right, title or interest whatsoever (whether by bill of sale, lease, conditional sales contract, or other title retention document or otherwise), and all bank, savings, checking, money market and other depositary accounts of Borrower, and the balances therein, whether now or hereafter maintained with Lender or any other institution.

            (d) Any and all additions and accessories to all of the foregoing and any and all proceeds (including proceeds of insurance, eminent domain or other governmental takings and tort claims), renewals, replacements and substitutions of all of the foregoing.

            (e) All property listed on EXHIBIT B attached hereto and incorporated herein by this reference.

            (f) All of the books and records pertaining to the foregoing.

      2. SECURED OBLIGATIONS. The security interest created herein is given as security for the payment of all indebtedness and the performance and observance of all covenants, conditions, agreements, representations, warranties and other liabilities and obligations of Borrower or any other obligor to or benefitting Lender which are evidenced, secured or created by the Loan Agreement, this Agreement, the Note or any of the other Loan Documents, together with all amendments and modifications hereof and thereof (collectively, the "OBLIGATIONS").

      3. BORROWER'S COVENANTS. Borrower covenants and agrees as follows:

            (a) The Collateral shall be kept at the Property and will be used only in the conduct of Borrower's business and operation of the buildings, structures and improvements now or at any time hereafter on the Property.

            (b) The Collateral shall not be misused, wasted or allowed to deteriorate, except for the ordinary wear and tear resulting from its use.

            (c) The Collateral shall at all times be insured against loss, damage, theft, and such other risks as Lender may require in such amounts, with such companies, under such policies, in such form and for such periods as shall be reasonably satisfactory to Lender, and each policy shall provide that the loss thereunder and the proceeds payable thereunder shall be payable to Lender as its interest may appear.

            (d) The Collateral shall not be used in violation of any applicable law or regulation.

            (e) The Collateral may be examined and inspected by Lender at any reasonable time, wherever located.

            (f) Any of the Collateral which becomes worn out or is damaged shall be promptly replaced with items of equal or greater value and utility.

            (g) Borrower shall not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so other than in the ordinary course of Borrower's business without the prior written consent of Lender (which shall not be unreasonably withheld), or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement.

            (h) Borrower shall pay all taxes and assessments upon the Collateral or for its use or operation prior to any delinquency thereof.

            (i) Borrower shall sign and execute alone or with Lender any financing statement or other document or procure any documents and pay all costs, expenses and fees, including reasonable attorneys' fees, necessary to protect the security interest under this Agreement against the rights, interests or claims of third persons.

            (j) Borrower shall reimburse Lender for all costs, expenses and fees, including, without limitation, court costs and reasonable attorneys' fees, incurred by or for Lender for any action taken by or for Lender to remedy an Event of Default of Borrower hereunder or under the other Loan Documents, together with interest accruing thereon at the Default Rate commencing on the date that is ten days from the date demand for payment is made by Lender until repaid to Lender.

            (k) Borrower shall (i) from time to time promptly execute and deliver to Lender all such other assignments, certificates, supplemental writings, and financing statements, and do all other reasonable acts or things as Lender may request in order to more fully evidence and perfect the security interest created herein; (ii) punctually and properly perform all of its agreements and obligations under the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents; (iii) pay the indebtedness secured hereby in accordance with the terms thereof and in accordance with the terms of the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents; (iv) promptly furnish Lender with any information or writings which Lender may request concerning the Collateral; (v) allow Lender to inspect all records of Borrower relating to the Collateral, the Property, the Obligations and the business and operation of Borrower with respect to the Collateral or the Property, and to make and take away copies of such records; (vi) promptly notify Lender of any material adverse change in any facts or circumstances warranted or represented by Borrower in this Agreement or in any other writing furnished by Borrower to Lender in connection with the Collateral, the Obligations or the business and operation of Borrower or the Property; (vii) promptly notify Lender of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created herein, and, at the request of Lender, appear in and defend, at Borrower's expense, any such action or proceeding; and (viii) promptly, after being requested by Lender, pay to Lender the amount of all expenses, including reasonable attorneys' fees and other legal expenses, incurred by Lender in enforcing the security interest created herein, together with interest thereon at the Default Rate commencing on the date that is ten days after the date demand for payment is made by Lender until the date repaid to Lender.

            (l) Borrower shall not, without the prior written consent of Lender, create any other security interest in, mortgage, pledge, or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, however, Borrower shall have the right to contest by appropriate proceedings the validity or amount of any such lien if and only if Borrower shall, within thirty days after the filing thereof, place a bond with the Lender in an amount, form, content and issued by a surety reasonably acceptable to the Lender for the payment of any such lien.

            (m) Should any part of the Collateral ever be in any manner converted by its issuer or maker into another type of property or any money or other proceeds ever be paid or delivered to Borrower as a result of Borrower's rights in the Collateral, then all such property, money and other proceeds shall become part of the Collateral, and Borrower covenants to forthwith pay or deliver to Lender all of the same which is susceptible of delivery and, at the same time, if Lender deems it necessary and so requests, Borrower will properly endorse or assign the same. With respect to any of such property of a kind requiring any additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Lender, Borrower will forthwith execute and deliver to Lender whatever Lender shall deem necessary or proper for such purpose.

            (n) Should any covenant, duty or agreement of Borrower fail to be performed in accordance with its terms hereunder, Lender may after an Event of Default, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower, and any amount expended by Lender in such performance or attempted performance shall become a part of the indebtedness secured hereby, and, upon demand of Lender, Borrower agrees to pay such amount promptly to Lender, together with interest accrued thereon at the Default Rate commencing on the date that is ten days after the date demand for payment is made by Lender until repaid to Lender.

      4. DEFAULT. An "EVENT OF DEFAULT" shall occur under this Agreement upon the occurrence of (a) a breach by Borrower of any of the covenants, agreements, representations, warranties or other provisions hereof which is not cured or waived within the applicable grace or cure period, if any, set forth in the Loan Agreement, or (b) any other Event of Default described in the Loan Agreement or any of the other Loan Documents.

      5. LENDER'S RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender shall have available to it the following rights and remedies:

            (a) Right to Assign. Lender may assign this Agreement and, if Lender does assign this Agreement, the assignee shall be entitled to the performance of all of Borrower's agreements and obligations under this Agreement, and the assignee shall be entitled to all the rights and remedies of Lender under this Agreement. Borrower expressly agrees that it will assert no claims or defenses it may have against Lender against the assignee except those available to it pursuant to this Agreement.

            (b) Right to Discharge Borrower's Obligations. Lender may, at its option, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may remedy or cure any default of Borrower under the terms of any lease, rental agreement, or other document which in any way pertains to or affects Borrower's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, and Borrower agrees to reimburse Lender, on demand, for any payment made or any expense incurred by Lender, including reasonable attorneys' fees, pursuant to the foregoing authorization, together with interest at the Default Rate from the date so paid or incurred by Lender until repaid to Lender, which payments, expenses and interest shall be secured by this Agreement and by the Deed of Trust and the other Loan Documents.

            (c) Rights as Secured Creditor. Upon the occurrence of an Event of Default, Lender, in its sole and absolute discretion, and to the fullest extent permitted under applicable law, may: (a) exercise any one or more of the rights and remedies afforded to secured parties under the Uniform Commercial Code in force in the State(s) in which the Collateral is located, together with any and all other rights and remedies otherwise provided and available to Lender at law or in equity; (b) enter, with process of law, any premises where the Collateral (or the books and records of Borrower related thereto) is or may be located, and without charge or liability to Lender therefor seize and remove the Collateral (and copies of Borrower's books and records in any way relating to the Collateral) from said premises and/or remain upon said premises and use the same (together with said books and records) for the purpose of collecting, preparing and liquidating the Collateral, all without cost to Lender; and (c) sell or otherwise dispose of the Collateral at public or private sale or auction for cash or credit (which sale or auction may, at the option of Lender, occur on the premises where the Collateral is located or elsewhere, at no cost to Lender) and from the proceeds of such sale or disposal retain (i) all costs and charges incurred by Lender in taking and causing the removal and sale or disposal of the Collateral, including reasonable attorneys' fees; and (ii) an amount equal to all other Obligations; provided, however, that Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Lender.

            (d) Assembly of Collateral; Injunctive Relief. Upon the occurrence of an Event of Default and after giving effect to any applicable notice and cure periods, Borrower, immediately upon demand by Lender, shall assemble the Collateral and make it available to Lender at a place or places to be designated by Lender. Borrower hereby acknowledges and agrees that if Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, no remedy of law shall provide adequate relief to Lender, and that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of posting of bond, surety or other security.

            (e) Notice of Collateral Disposition. Any notice required to be given by Lender of a sale, lease or other disposition of the Collateral or any other intended action by Lender, deposited in the United States mail, postage prepaid and duly addressed to Borrower at Borrower's address set forth in the Deed of Trust not less than ten days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof.

            (f) Matters Regarding Sale of Collateral. Borrower agrees that Lender may, if Lender deems it reasonable, postpone or adjourn any sale of Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower also waives and releases any cause of action and claim against Lender as a result of Lender's possession, collection or sale of the Collateral, any liability or penalty for failure of Lender to comply with any requirement imposed on Lender relating to notice of sale, holding of sale, or reporting of sale of the Collateral, and any right of Borrower to redeem the Collateral from such sale. At any sale or sales made pursuant to this Agreement or in a suit to foreclose the same, the Collateral, at the option of Lender or its assigns, may be sold (i) in its entirety or separately, at the same or at different times, and (ii) separate or together with any foreclosure sale of the collateral covered by the Deed of Trust in accordance with Section 9-504 of the Uniform Commercial Code, and the Collateral need not be present at the time or place of sale. At any such sale, Lender or the holder of the indebtedness hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by Lender or its attorneys, agents, or assigns, and no irregularity in the manner of sale or of giving notice shall operate to preclude Lender from recovering the Obligations.

            (g) Replevin. If Lender seeks possession of the Collateral through replevin or other court action, Borrower hereby irrevocably waives (i) any bond, surety or security required as an incident to such possession, and
      (ii) any demand by Lender for possession of the Collateral prior to the commencement of any such suit or action.

            (h) Enforcement Standards. Lender shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed or operate as a waiver of any of the rights and remedies granted Lender hereunder or as having created a custom in any way or manner contrary to the specific provisions of this Agreement or as having in any way or manner modified the same. All rights and remedies of Lender are cumulative and concurrent, and the exercise of one right or remedy by Lender shall not be deemed a waiver or release of any other right or remedy.

      6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

            (a) Borrower has authority to execute and deliver this Agreement;

            (b) no financing statement covering the Collateral, or any part thereof, has been filed and remains in effect;

            (c) no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof;

            (d) all information supplied and statements made in any financial or credit statements or application for credit prior to the execution of this Agreement are true and correct in all material respects as of the date hereof; and

            (e) at the time Lender's security interest attaches to any of the Collateral or its proceeds, Borrower will be the lawful owner with the right to transfer any interest therein, and Borrower will make such further assurances as to prove title to the Collateral in Lender as may be required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever.

The delivery at any time by Borrower to Lender of the Collateral shall constitute a representation and warranty by Borrower that, with respect to such Collateral, and each item thereof, Borrower is owner of the Collateral and the matters heretofore represented and warranted in this Paragraph 6 are true and correct. Further, Borrower, upon the request of Lender, agrees to amend this Agreement and any and all financing statements filed in connection therewith for the purpose of setting forth in said Agreement and said financing statements an accurate and itemized list of the Collateral now generally described herein and in said financing statements and to include in said accurate and itemized list an identification of the Collateral by make, model, serial number and other appropriate descriptive data.

      7. SUBROGATION. If the Obligations, or any part thereof, are renewed or extended, or applied toward the payment of any indebtedness secured by any deed of trust, mortgage, pledge, security agreement or other lien, Lender shall be and is hereby subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

      8. FURTHER AGREEMENTS.

            (a) "Borrower" and "Lender" as used in this Agreement include the legal representatives, successors and assigns of those parties.

            (b) Neither Borrower nor Lender shall be bound by any amendment not expressed in writing and signed by the party to be bound thereby.

            (c) It is expressly intended, understood and agreed: (i) that this Agreement is made and entered into for the sole protection and benefit of Lender and Borrower, and their successors and assigns and no other person or persons shall have any right of action hereunder or rights to the proceeds of the Loan at any time; (ii) that the proceeds of the Loan do not constitute a trust fund for the benefit of any third party; and (iii) that no third party shall under any circumstances be entitled to any equitable lien on any undisbursed proceeds of the Loan at any time. The relationship between Lender and Borrower is solely that of a lender and borrower, and nothing contained herein, or in the Loan Agreement, the Note, the Deed of Trust or any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or as creating any relationship other than lender and borrower.

            (d) Except with respect to the creation, perfection, priority and enforcement of the liens and security interests created hereby, which shall be construed in accordance with and governed by the laws of the State of Arizona, the validity and interpretation of this Agreement shall be construed in accordance with and governed by the laws of the State of Illinois. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Agreement and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

            (e) To the extent permitted by law, Borrower hereby waives any and all rights to require marshalling of assets.

            (f) All notices, demands, requests and other correspondence which are required or permitted to be given hereunder shall be deemed sufficiently given when delivered or mailed in the manner and to the address of Borrower or Lender, as the case may be, as specified in the Loan Agreement.

            (g) This Agreement shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Borrower and its successors and assigns.

            (h) BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT, THE DEED OF TRUST, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE LOAN DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

LENDER:

      NZ CORPORATION,
      an Arizona corporation

      By:   /s/ Jerome L. Joseph
         ----------------------------------
        Its: Treasurer
            -------------------------------


      NZ DEVELOPMENT CORPORATION,
      an Arizona corporation

      By:   /s/ Jerome L. Joseph
         ----------------------------------
        Its: Treasurer
            -------------------------------

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

      NZU, INC.,
      a New Mexico corporation

      By:   /s/ Jerome L. Joseph
         ----------------------------------
        Its: Treasurer

BORROWER:

      NZ TRUST, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley

        Its: Manager


      NZ SNOWFLAKE, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ MILKY RANCH, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

      NZ SILVER CREEK, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ JOSEPH CITY, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ NEW MEXICO LAND, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ URANIUM, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

      NZ TRAVERTINE, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ OIL AND GAS, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ MINERALS, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager


      NZ HISTORY AND ARTIFACTS, LLC,
      an Arizona limited liability company

      By:    /s/ Robert M. Worsley
         ----------------------------------
           Robert M. Worsley
        Its: Manager

                            NOTARY ON FOLLOWING PAGE

STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

      The foregoing instrument was acknowledged before me this 28th day of March, 2002 by Robert M. Worsley, in his capacity as Manager for and on behalf of each of the following entities:

            NZ Trust, LLC, an Arizona limited liability company
            NZ Snowflake, LLC, an Arizona limited liability company
            NZ Milky Ranch, LLC, an Arizona limited liability company
            NZ Silver Creek, LLC, an Arizona limited liability company
            NZ Joseph City, LLC, an Arizona limited liability company
            NZ New Mexico Land, LLC, an Arizona limited liability company
            NZ Uranium, LLC, an Arizona limited liability company
            NZ Travertine, LLC, an Arizona limited liability company
            NZ Oil and Gas, LLC, an Arizona limited liability company
            NZ Minerals, LLC, an Arizona limited liability company
            NZ History and Artifacts, LLC, an Arizona limited liability company.


                                                     /s/ Yvonne E. Ulrich
                                                   -----------------------------
                                                   Notary Public

My commission expires:

  March 25, 2004


STATE OF     Arizona      )
                          )ss.
County of    Maricopa     )


      SUBSCRIBED AND SWORN TO before me this 29th day of March, 2002, by Joe Joseph as treasurer of the NZ Corporation, NZ Development Corporation, and NZU, Inc.

                                               /s/ Norma J. Oswalt
                                               ---------------------------------
                                               Notary Public

My commission expires:

  10-14-2003

                                   EXHIBIT 1-D

                                   PLEDGE AND
           COLLATERAL ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST
                             AND SECURITY AGREEMENT

THIS PLEDGE AND COLLATERAL ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST AND SECURITY AGREEMENT (the "SECURITY AGREEMENT") is made this 28th day of March, 2002, by and between NZ Corporation, an Arizona corporation, NZ Development Corporation, an Arizona corporation, and NZU Corporation, a New Mexico corporation (collectively "SECURED PARTY"), and New Mexico and Arizona Land Company, LLC, an Arizona limited liability company ("PLEDGOR").

                                    RECITALS

            A. Pledgor is the sole member of the Company (defined hereinbelow) which Company is indebted to Secured Party in the sum of $7,360,000.00 plus interest thereon, pursuant to the terms of that certain Promissory Note of even date hereof, as described in more detail in Section 3, hereinbelow.

            B. As security for the indebtedness, Pledgor is willing and has agreed to give Secured Party a security interest in certain assets hereinafter described.

                                    COVENANTS

            NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, including granting of credit to the Company and the mutual promises and covenants of the parties, the receipt, sufficiency and adequacy of which are hereby acknowledged by all parties, and the performance of the terms and conditions herein set forth, it is agreed as follows:

            1. INCORPORATION OF RECITALS.

            The parties hereto agree that the recitals set forth above are true and correct and are incorporated herein by reference.

            2. SECURITY INTEREST.

            As security for the payment of the indebtedness more particularly described in Section 3 of this Security Agreement, Pledgor does hereby pledge, grant, assign, convey, transfer and set over to Secured Party all of Pledgor's rights and proceeds in the following described property and does hereby grant to Secured Party a security interest in and to the following described property ("COLLATERAL"):

            (a) All of Pledgor's right, title and interest as a member and otherwise in and to, without limitation, all distributions, profits and property due to or payable in respect of Pledgor's interest in the following limited liability companies and any certificates representing the membership interest therein:

         NZ Trust, LLC, an Arizona limited liability company
         NZ Snowflake, LLC, an Arizona limited liability company
         NZ Milky Ranch, LLC, an Arizona limited liability company
         NZ Silver Creek, LLC, an Arizona limited liability company
         NZ Joseph City, LLC, an Arizona limited liability company
         NZ New Mexico Land, LLC, an Arizona limited liability company
         NZ Uranium, LLC, an Arizona limited liability company
         NZ Travertine, LLC, an Arizona limited liability company
         NZ Oil and Gas, LLC, an Arizona limited liability company
         NZ Minerals, LLC, an Arizona limited liability company, and NZ History and Artifacts, LLC, an Arizona limited liability company.

The above identified limited liability companies are collectively referred to herein as the "COMPANY";

            (b) All proceeds (including insurance proceeds) or products attributable to or arising from any of the foregoing Collateral;

            (c) All other property substituted for any of such property described above, including the proceeds of all such Collateral.

            3. INDEBTEDNESS SECURED HEREBY.

            The security interest granted herein by Pledgor secures and shall secure:

            (a) Payment of any and all obligations, liabilities and indebtedness owed by the Company to Secured Party by virtue of that certain Promissory Note (the "PROMISSORY NOTE") of even date hereof, in the principal amount of $7,360,000.00, plus interest thereon, between the Company and Secured Party in which the parties provided for payment by the Company to Secured Party of the purchase price of certain real and personal property sold by Secured Party to the Company;

            (b) Performance under (i) that certain Deed of Trust Deed Of Trust, Assignment Of Rents And Leases And Security Agreement of even date hereof and
(ii) that certain Security Agreement of even date hereof (collectively the "SECURITY DOCUMENTS"), which together serve as security for the Promissory Note.

            (b) Payment of all costs and expenses incurred by Secured Party in enforcing or protecting its rights with respect to the Collateral, or the indebtedness secured by the Collateral, including, but not limited to, reasonable attorney's fees.

            For purposes of this Security Agreement, all such sums and performance obligations secured by the Collateral shall be referred to herein as "Indebtedness."

            4. PLEDGOR'S REPRESENTATIONS TO SECURED PARTY.

            Pledgor hereby represents the following facts to be true and correct as of the date hereof:

            (a) Pledgor is the true and lawful owner of the Collateral, free and clear of any lien or encumbrance, except for the security interest created by this Agreement;

            (b) Pledgor is the sole member in each of limited liability companies comprising the Company;

            (c) Pledgor has a good right and full power and authority to grant a security interest in the Collateral;

            (d) There are no advances, liens, security interests or encumbrances against the Collateral.

            (e) This Security Agreement, the pledge of the Collateral pursuant hereto and the filing of a financing statement in connection therewith create a valid and perfected first priority security interest in the Collateral securing the payment of the Indebtedness, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken;

            (f) The execution and performance by Pledgor of this Agreement have been duly authorized by all necessary entity action of the Company and do not and will not (i) contravene the Company's organizational governance documents,
(ii) violate any provision of any law, rule, or regulation, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Pledgor or the Company is a party or by which either of Pledgor or the Company or their properties may be bound or affected.

            (g) This Agreement is a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

            (h) No consent of any other person or entity and no authorization, approval or action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement, for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the pledge and security interest created hereby (including the first priority nature of such pledge and security interest), or (iii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offer and sale of securities generally).

            (i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

            (j) The pledge of the Collateral hereunder will not result in any termination of the Company under its limited liability company operating agreement or the limited liability company act of the state of the Company's formation.

            5. PLEDGOR'S WARRANTIES AND COVENANTS OF PLEDGOR TO SECURED PARTY.

            Pledgor hereby warrants, covenants and agrees that, until the Indebtedness secured hereby shall have been paid in full or unless it shall have received a prior written consent of the Secured Party:

            (a) Protection and Use of Collateral. Pledgor will keep the Collateral free from any adverse lien, security interest, or encumbrance (other than the security interest granted herein, and the lien of ad valorem taxes not yet delinquent) and in good order and repair and will not waste or destroy the Collateral or any part thereof; Pledgor will not use the Collateral in violation of any regulations, statute or ordinance or of any judgments, citations, decrees or orders of any judicial or administrative authority;

            (b) Sale or Impairment of Collateral. Pledgor will not sell or offer to sell or otherwise transfer, dispose of or encumber the Collateral or any interest therein, or otherwise dispose of any material asset, for less than its reasonable fair market value in such manner as to materially diminish the value of the Collateral, or in any other manner impair any of its assets so as to substantially diminish the value of the Collateral;

            (c) Indemnification. Pledgor will and does hereby agree to indemnify and hold Secured Party harmless against all claims arising out of or in connection with Pledgor's ownership or use of the Collateral;

            (d) Execute Additional Documents. Pledgor will authorize or sign and execute alone or with Secured Party any UCC-1 or other financing statement or any other document or procure any document and pay all necessary costs to protect the security interest under this Security Agreement against the interest of third persons. Pledgor will pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary and desirable. Secured Party is hereby appointed Pledgor's attorney-in-fact to do all acts and things which Secured Party may deem necessary to perfect and/or continue the perfection of the security interest created by this Security Agreement and to protect the Collateral. Pledgor further agrees to pay all costs and fees for filing any termination statements;

            (e) Payment by Company. Pledgor will and does hereby authorize and direct the Company to make all distributions in respect to the Collateral directly to the Secured Party until further notice by the Secured Party is delivered to the Company.

            (f) Pledge of Collateral. The pledge of the Collateral and grant of security interest hereunder will not immediately result in Secured party being deemed a member of the Company for any purpose, including for any required capital contribution assessment purpose under the Company's limited liability company operating agreement. If there is an Event of Default or the Indebtedness is not otherwise satisfied, to the extent that the Collateral is transferred to Secured party in satisfaction of the Indebtedness, Secured Party shall become the sole member of the Company with rights to vote to amend the Company's limited liability company operating agreement or remove the manager(s) of the Company.

            6. PLEDGOR'S USE OF COLLATERAL.

            Prior to payment in full of the Indebtedness, Pledgor may use the Collateral in the ordinary course of Pledgor's business; provided, upon the occurrence of an event of default, Pledgor's right to use the Collateral shall terminate until further written notice from the Secured Party.

            (a) So long as no Default or Event of Default shall have occurred and be continuing:

                           (i) Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Security Documents.

                           (ii) Pledgor shall be entitled to receive and retain any and all periodic cash distributions paid in respect of the Collateral, provided, however, that any and all distributions received after and during the continuance of a Default or an Event of Default shall be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement or assignment) and Secured Party shall apply such funds to the payment of the Indebtedness.

            (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

                           (i) All rights of Pledgor to exercise or refrain from exercising the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the distributions which it would otherwise be authorized to receive and retain pursuant to
                                    Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such distributions.

                           (ii) All distributions which are received by Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement or assignment).

            7. EVENTS OF DEFAULT.

            The term "EVENT OF DEFAULT," whenever used in this Security Agreement, shall mean any one or more of the following events or conditions:

            (a) The occurrence of an Event of Default under any provision of this Security Agreement;

            (b) The occurrence of an Event of Default under either of the Security Documents and/or the Promissory Note;

            (c) The loss or destruction which is not fully insured, or the unauthorized sale, transfer or disposition (without the prior written consent of Secured Party) or the unauthorized encumbrance of any of the Collateral.

            8. REMEDIES.

            Secured Party shall have the following remedies hereunder:

            (a) Acceleration and Foreclosure, Etc. Upon the happening of any Event of Default specified in Section 7 above, and at any time thereafter, at the option of Secured Party, any and all Indebtedness secured hereby shall become immediately due and payable without demand or any notice to Pledgor or any other person obligated thereon and Secured Party shall have and may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Arizona, and as otherwise contractually granted herein or under any other applicable law or under any other agreement executed by Pledgor in favor of Secured Party, including, without limitation, the right and power to sell, or otherwise dispose of or utilize such portion of the Collateral or any part or parts thereof in any manner consistent with Chapter 9 of the Arizona Uniform Commercial Code after default by Pledgor, and to apply the proceeds thereof toward payment of any costs and expenses and reasonable attorneys' fees and legal expenses thereby incurred by Secured Party and toward payment of the obligations in such order or manner as Secured Party may elect.

            (b) Waiver of Notice, Etc. Pledgor agrees that if such notice of default is mailed, postage prepaid, or sent by facsimile, charges prepaid, to Pledgor, at least fifteen (15) days before the time of the proposed sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement of giving notice, and a proposed sale may take place anytime after such fifteen-day (15) period (but not more than thirty (30) days thereafter) without the necessity of sending another notice to Pledgor. Secured Party may postpone and reschedule any proposed sale at its option without the necessity of giving Pledgor further notice of such fact as long as the rescheduled sale occurs within thirty (30) days of the originally scheduled sale.

            (c) Method of Sale of Collateral Approved. All recitals in any instrument of assignment or any other document or paper executed by Secured Party incident to sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be sufficient to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action shall be presumed conclusively to have been performed or to have occurred.

            9. SECURED PARTY'S POWERS AND DUTIES WITH RESPECT TO COLLATERAL.

            (a) Secured Party shall be in no way liable to Pledgor or responsible for any diminution in the value of the Collateral from any cause whatsoever.

            (b) Pledgor agrees to pay all taxes, charges, transfer fees and assessments against the Collateral and to do all things necessary to preserve and maintain the value and collectibility thereof, and on the failure of Pledgor to so do, Secured Party may, after giving Pledgor written notice of its intention to do so, make such payments and advance such sums on account thereof as Secured Party, in Secured Party's discretion, deems desirable. Pledgor agrees to reimburse Secured Party immediately upon demand for all such payments and advances plus interest thereon at the rate of eighteen percent (18%) per annum or at such lesser rate as may be the maximum rate allowed by applicable law, repayment of all of which is secured by this Security Agreement and the Collateral.

            (c) Secured Party, or any of its agents, shall have the right to call at reasonable times at the Pledgor's place or places of business at intervals to be determined by Secured Party, and without hindrance or delay, to inspect, audit, check, and make extracts from the books, records, journals, orders, receipts, correspondence, and other data relating to the Pledgor's operations.

            10. GENERAL AUTHORITY.

            Effective immediately, but exercisable by Secured Party only upon the occurrence of an Event of Default, Pledgor hereby irrevocably appoints Secured Party as Pledgor's true and lawful attorney-in-fact with full power of substitution, in Secured Party's name or Pledgor's name or otherwise, for Secured Party's sole use and benefit, but at Pledgor's cost and expense, to exercise at any time and from time to time all or any of the following powers with respect to all or any of the Collateral:

            (a) To demand, sue for collection, receive and give acquittance for any and all monies due or to become due upon and by virtue thereof;

            (b) To receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other property taken or received by Secured Party in connection therewith; and

            (c) To extend the time of payment and to make any allowance or other adjustments with reference thereto.

Provided, however, the exercise by Secured Party of or failure to so exercise any such authority shall in no manner affect Pledgor's liability to Secured Party hereunder or in connection with the Indebtedness; and provided further, that Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it, and it shall have no liability for any act or failure to act in connection with any of the Collateral. Secured Party shall not be bound to take any steps necessary to preserve rights in any instrument, contract or lease against prior parties.

            9. SECURITY INTEREST ABSOLUTE.

Until all obligations are paid in full, all rights of Secured Party and the pledge and security interest hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of:

            (a) Any lack of validity, regularity, or enforceability of the Promissory Note, Security Documents or any other agreement or instrument relating thereto;

            (b) Any change in the time, manner, or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Promissory Note or Security Documents, including, without limitation, any increase in Indebtedness resulting from the extension of additional credit to Pledgor or otherwise;

            (c) Any taking, exchange, release, or nonperfection of any other Collateral, or any taking, release, or amendment or waiver of or consent to departure from any of the Indebtedness;

            (d) Any manner of application of Collateral, or proceeds thereof, to all or any of the Indebtedness, or any manner of sale or other disposition of any Collateral for all or any of the Indebtedness or any other assets of Pledgor;

            (e) Any change or restructuring of the structure or existence of the Company; or

            (f) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or a third-party grantor of a security interest.

            10. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES.

            All agreements, representations and warranties contained herein or made in writing by or on behalf of Pledgor in connection with the transactions contemplated hereby shall survive the execution and delivery of this Security Agreement, any investigation at any time made by Secured Party or on its behalf, and the acquisition and disposition of the Indebtedness. All statements contained in any certificate or other instrument delivered by or on behalf of Pledgor pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties by Pledgor hereunder.

            11. DEALINGS WITH PLEDGOR.

            It is expressly understood and agreed that, notwithstanding anything else contained in this Security Agreement to the contrary, Secured Party may, for all purposes hereof deal solely with Pledgor in connection therewith, and nothing herein shall be construed so as to require dealings with, consent of, or notice to any other parties or persons.

            12. AGREEMENT NOT EXCLUSIVE REMEDY.

            This Security Agreement shall not prejudice the right of Secured Party, and its option, to enforce collection of the Indebtedness by suit or in any lawful manner. If Secured Party has additional security, then it may resort to such other security for the payment of the Indebtedness secured hereby. No right or remedy in this Security Agreement or in any instrument evidencing the Indebtedness is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein or therein conferred, or now or hereafter existing, by contract, at law or in equity or by statute.

            13. NON-WAIVER PROVISION.

            No delay or omission by Secured Party to exercise any right or remedy shall impair any such right or remedy or any other right or remedy or shall be construed to be a waiver of any Event of Default or an acquiescence therein; and every right and remedy herein conferred or now or hereafter existing by contract or at law or in equity or by statute may be exercised separately or concurrently and in such order and as often as may be deemed expedient by Secured Party. Not limiting the generality of the foregoing, pursuit or exercise of any right or remedy conferred herein, or by law or in equity or by statute, shall not be, and shall not be considered to be, an election against, waiver or relinquishment of, any other right or remedy.

            14. SEVERABILITY.

            The invalidity or unenforceability of any of the rights or remedies herein provided in any jurisdiction shall not in any way affect the right to the enforcement in such jurisdiction or elsewhere of any of the other rights or remedies herein provided.

            15. APPLICABLE LAW.

            This Security Agreement is being delivered and is intended to be performed in the State of Arizona and shall be construed and enforced in accordance with and governed by the substantive law of Arizona.

            16. BINDING AGREEMENT.

            This Security Agreement shall be binding upon and inure to the benefit of the successors, representatives and assigns of the parties hereto.

            17. ENTIRE AGREEMENT.

            This Security Agreement contains the entire Security Agreement between Secured Party and Pledgor and supersedes all prior agreements and understandings relating to the subject matter hereof. Notwithstanding the prior sentence, the parties hereto recognize the existence of that certain Purchase Agreement for Real and Personal Property dated March 28, 2002 (the "PURCHASE AGREEMENT"), executed by and between Secured party and the Company, and acknowledge that the Purchase Agreement grants certain limited rights of rescission to the Company. To the extent that the Company duly exercises any such right, this Security Agreement shall be subject to such change. It may not be changed or terminated orally but may only be changed by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification, extension, discharge or termination is sought.

            18. CAPTIONS. The captions of this Security Agreement are for the purpose of reference only and shall not limit or otherwise affect any of the terms hereof.

            19. NOTICES. All notices, certificates, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered or certified mail, postage prepaid, or by facsimile, charges prepaid, as follows:

            (a) If to Secured Party, to the following address:

            333 North 44th Street, Suite 420
            Phoenix, Arizona 85008

            and

            K. Bellamy Brown, Esq.
            The Cavanagh Law Firm, P.C.
            1850 N. Central Avenue, Suite 2400
            Phoenix, AZ  85004-4527

            (b) If to Pledgor, to the following address:

            c/o Robert M. Worsley
            601 East Houston
            Gilbert, Arizona 85234

            and

            Paul D. Ellsworth, Esq.
            4041 East Grove
            Mesa, Arizona 85206

            or

            (c) A such other address as either party may designate by written notice to the other party in accordance herewith.

            IN WITNESS WHEREOF, this Pledge and Collateral Assignment of Limited Liability Company Interest and Security Agreement has been executed and delivered as of the date first above written.

DATED: March 28, 2002               PLEDGOR:

                                    NEW MEXICO AND ARIZONA LAND COMPANY, LLC, an Arizona limited liability company

                                    By:      /s/ Robert M. Worsley
                                       -----------------------------------
                                           Robert M. Worsley
                                      Its: Manager

DATED:  March 28, 2002              SECURED PARTY:

                                    NZ CORPORATION,

                                    an Arizona corporation

                                    By:      /s/ Jerome L. Joseph
                                       -----------------------------------
                                      Its: Treasurer


                                    NZ DEVELOPMENT CORPORATION,

                                    an Arizona corporation

                                    By:      /s/ Jerome L. Joseph
                                       -----------------------------------
                                      Its: Treasurer


                                    NZU, INC.,
                                    a New Mexico corporation

                                    By:      /s/ Jerome L. Joseph
                                       -----------------------------------
                                      Its: Treasurer

STATE OF          Arizona           )
        ----------------------------
                                    )ss.
County of         Maricopa          )
         --------------------------

      SUBSCRIBED AND SWORN TO before me this 28th day of March, 2002, by Robert
M. Worsley as manager of the New Mexico and Arizona Land Company, LLC.

                                    /s/ Yvonne E. Ulrich
0                                   ----------------------------
                                    Notary Public

My commission expires:

   March 25, 2004
--------------------


STATE OF          Arizona           )
        ----------------------------
                                    )ss.
County of         Maricopa          )
         ---------------------------

      SUBSCRIBED AND SWORN TO before me this 29th day of March, 2002, by Jerome Joseph as treasurer of the NZ Corporation, NZ Development Corporation, and NZU, Inc.

                                    /s/ Norma J. Oswalt
                                    ------------------------------
                                    Notary Public

My commission expires:

         10-14-2003
----------------------------

LIMITED LIABILITY COMPANY CONSENT AND AUTHORIZATION

DATED: March 28, 2002

            To induce NZ Corporation, NZ Development Corporation, and NZU Corporation (collectively "SECURED PARTY") to enter into both of the Promissory Note referenced in Section 3 of the foregoing Collateral Assignment of Limited Liability Company Interest and Security Agreement (herein called the "Security Agreement"), with the Company (as defined in the Security Agreement) pursuant to the foregoing Security Agreement, the undersigned hereby certifies, represents and agrees that on this date and as of the date which the Security Agreement bears:

            1. The undersigned is the sole member of all the limited liability companies constituting the Company, whose full and exact names and address are as follows:

            New Mexico and Arizona Land Company, LLC
            601 East Houston
            Gilbert, Arizona 85234

            2. The undersigned has full power and authority in the name and on behalf of the said New Mexico and Arizona Land Company, LLC to execute and deliver the Security Agreement, any other financial agreement between the said Company and Secured Party, and such instruments, documents and other writings as may be desirable to carry out the purposes and intent of said Security Agreement or agreements; and to secure any indebtedness of the Pledgor to Secured Party by assignment, pledge, mortgage, transfer and/or delivery of any property or assets of the said New Mexico and Arizona Land Company, LLC; and

            3. Robert M. Worsley, manager of the New Mexico and Arizona Land Company, LLC, is hereby requested, authorized and empowered to and on behalf and in the name of company to execute and deliver any and all documents identified and set forth in said Security Agreement.

            4. The undersigned hereby consents to the pledge and collateral assignment of all of the membership interests in the Company as described in the Security Agreement.

                                      NEW MEXICO AND ARIZONA LAND COMPANY, LLC, an Arizona limited liability company


                                      By:      /s/ Robert M. Worsley
                                         ---------------------------------------
                                             Robert M. Worsley
                                        Its: Manager

                            NOTARY ON FOLLOWING PAGE

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
STATE OF          Arizona           )
        ----------------------------
                                    )ss.
County of         Maricopa          )
         ---------------------------

      SUBSCRIBED AND SWORN TO before me this 28th day of March, 2002, by Robert
M. Worsley as manager of the New Mexico and Arizona Land Company, LLC.


                                                     /s/ Yvonne E. Ulrich
                                                     --------------------------
                                                     Notary Public

My commission expires:

      March 25, 2004
--------------------------


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